RS INVESTMENTS
2001 ANNUAL REPORT

GROWTH

RS AGGRESSIVE GROWTH FUND

RS DIVERSIFIED GROWTH FUND

RS EMERGING GROWTH FUND

THE INFORMATION AGE FUND(R)

RS INTERNET AGE FUND(TM)

RS MIDCAP OPPORTUNITIES FUND

RS SMALLER COMPANY GROWTH FUND

RS VALUE + GROWTH FUND


VALUE

THE CONTRARIAN FUND(TM)

RS GLOBAL NATURAL RESOURCES FUND

RS PARTNERS FUND

                                                               [GRAPHIC OMITTED]

                                                                  RS|investments

RS FUNDS
PHONE: 1-800-766-FUND (3863)
WEB: WWW.RSINVESTMENTS.COM
E-MAIL: FUNDS@RSINVESTMENTS.COM

24-HOUR ACCOUNT ACCESS
PHONE: 1-800-624-8025
WEB: ENTER ACCOUNTLINK ONLINE ON THE RS WEB SITE

PERFORMANCE UPDATE
As of 12/31/01
-------------------------------------------------------------------------------------------------------------
                                                                     3-Year     5-Year     10-Year     Annual
                                                          1-Year    Average    Average     Average     Return
                                           Inception       Total     Annual     Annual      Annual      Since
  RS GROWTH FUNDS                               Date      Return     Return     Return      Return  Inception
  RS Aggressive Growth Fund--RSAGX            5/1/00     -24.82%          -          -           -    -25.06%
  RS Diversified Growth Fund--RSDGX           8/1/96       1.88%     23.05%     22.90%           -     25.89%
  RS Emerging Growth Fund--RSEGX            11/30/87     -27.31%     15.47%     18.50%      14.44%     20.54%
  The Information Age Fund(R)--RSIFX        11/15/95     -22.11%      4.58%     13.07%           -     13.53%
  RS Internet Age Fund(TM)--RIAFX            12/1/99     -11.79%          -          -           -    -23.25%
  RS MidCap Opportunities Fund--RSMOX        7/12/95     -14.01%      7.96%     11.45%           -     14.47%
  RS Smaller Company Growth Fund--RSSGX      8/15/96       8.31%     21.02%     18.10%           -     18.80%
  RS Value + Growth Fund--RSVPX              5/12/92     -20.43%     -3.14%      5.68%           -     13.99%

  RS VALUE FUNDS
  The Contrarian Fund(TM)--RSCOX             6/30/93      -8.25%     11.86%    - 7.86%           -      1.31%
  RS Global Natural Resources Fund--RSNRX   11/15/95       0.61%     15.72%    - 3.39%           -      3.05%
  RS Partners Fund--RSPFX                    7/12/95      16.72%     16.75%      6.46%           -     11.58%
-------------------------------------------------------------------------------------------------------------

  Performance data quoted represents past performance, and past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Rating and performance information is subject to change. Please contact RS Investments at 1-800-766-FUND or visit www.RSinvestments.com for current information.

  This report may be used only when preceded or accompanied by a prospectus. Refer to it for more information, including management fees and expenses associated with an ongoing investment as well as the special risks associated with investing in smaller companies; investing in the technology sector; investing internationally; investing in a more limited number of issuers or sectors; investing in high-yielding, lower-quality debt securities; short selling; and using options and futures. Please read it carefully before
  investing.   Except  as  noted,  numbers  are  unaudited.

RS INVESTMENTS

TAX-LOSS CARRY FORWARD BENEFITS AVAILABLE IN SOME RS FUNDS

While it's hard to find anything positive about a bear market, as mutual fund investors, you are provided some relief by the fact that fund losses can be used to offset future capital gains within the fund. The table below lists some of the RS Funds that have accumulated significant capital losses. As RS shareholders in the funds, you may be able to enjoy future tax benefits because the losses can reduce, or even eliminate, capital gains distributions in the future.

REALIZED CAPITAL LOSSES PER SHARE(1)
-------------------------------------------------------
  RS Aggressive Growth Fund                $ 6.35
-------------------------------------------------------
  RS Diversified Growth Fund                 4.47
-------------------------------------------------------
  RS Emerging Growth Fund                   18.36
-------------------------------------------------------
  The Information Age Fund(R)                3.89
-------------------------------------------------------
  RS Internet Age Fund(TM)                  12.70
-------------------------------------------------------
  RS MidCap Opportunities Fund               2.14
-------------------------------------------------------
  The Contrarian Fund(TM)                   20.11
-------------------------------------------------------
  RS Global Natural Resources Fund           8.81
-------------------------------------------------------

1 All per share data is as of December 31, 2001.

  This information may be used only when preceded or accompanied by a prospectus. Refer to it for more information including management fees and expenses associated with an ongoing investment as well as the special risks associated with investing in RS Funds. Please read it carefully before investing. PFPC Distributors, Inc., distributor. AR211SP 1/02

CALL 1-800-766-FUND  |  WWW.RSINVESTMENTS.COM

[LOGO OF RS INVESTMENTS OMITTED.]
RS INVESTMENTS

TABLE OF CONTENTS

RS INVESTMENTS OVERVIEW

   HIGHLIGHTS .....................................   2
   SPECIAL REPORT: SMALL-CAP STOCKS ...............   4
   RS ROUNDTABLE ..................................   6
   PORTFOLIO MANAGER BIOGRAPHIES ..................   8

RS GROWTH FUNDS
   RS AGGRESSIVE GROWTH FUND ......................  11
   RS DIVERSIFIED GROWTH FUND .....................  15
   RS EMERGING GROWTH FUND ........................  19
   THE INFORMATION AGE FUND(R) ....................  23
   RS INTERNET AGE FUND(TM) .......................  27
   RS MIDCAP OPPORTUNITIES FUND ...................  31
   RS SMALLER COMPANY GROWTH FUND .................  35
   RS VALUE + GROWTH FUND .........................  39

RS VALUE FUNDS
   THE CONTRARIAN FUND(TM) ........................  43
   RS GLOBAL NATURAL RESOURCES FUND ...............  47
   RS PARTNERS FUND ...............................  51

FINANCIAL INFORMATION
   SCHEDULES OF INVESTMENTS .......................  57
   STATEMENT OF ASSETS AND LIABILITIES ............  78
   STATEMENT OF OPERATIONS ........................  80
   STATEMENT OF CHANGES IN NET ASSETS .............  82
   FINANCIAL HIGHLIGHTS ...........................  86
   NOTES TO FINANCIAL STATEMENTS ..................  90
   REPORT OF INDEPENDENT ACCOUNTANTS ..............  98
   SUPPLEMENTAL INFORMATION .......................  99

ADMINISTRATION .................................... 100

HIGHLIGHTS

[GRAPHIC OMITTED]

JIM  CALLINAN  AND JOHN WALLACE  AMONG TOP MANAGERS
IN BARRON'S/VALUE LINE FUND SURVEY(1) In the annual BARRON'S/Value Line Fund Survey of mutual fund managers, Jim Callinan and John Wallace were ranked #16 and #33, respectively, out of 650 fund managers, based on performance and volatility during their tenure (since 6/13/96 for the RS Emerging Growth Fund and since 8/1/96 for the RS Diversified Growth Fund, respectively) through 6/30/01.

[GRAPHIC OMITTED]

RS MIDCAP OPPORTUNITIES FUND ON MONEY'S LIST OF 100 BEST FUNDS(2) For the second year in a row, MONEY magazine editors chose the RS MidCap Opportunities Fund for MONEY's annual list of "100 Best Funds" (fall 2001 issue). In creating its list, MONEY wrote, "when it came to making decisions, we relied on old-fashioned collective wisdom--the common sense that comes from years of following the mutual fund industry and interviewing brilliant portfolio managers (and, alas, mediocre ones too). We've learned just how hard it is to beat the market."

[GRAPHIC OMITTED]

RS FUNDS FIVE-STAR MORNINGSTAR RATINGS(3) Morningstar, a proprietary research firm, gave Overall Morningstar Ratings of five stars for the RS Diversified Growth and RS Smaller Company Growth funds (among 4,811 domestic equity funds), as of December 31, 2001.


[GRAPHIC OMITTED]

FIVE-STAR MORNINGSTAR RATINGS
As of 12/31/01
                                                      Overall Morningstar Rating
  Fund                                      (out of 4,811 domestic equity funds)
  RS Diversified Growth Fund                                               *****
  RS Smaller Company Growth Fund                                           *****

2    CALL  1-800-766-FUND

[GRAPHIC OMITTED]

RS INVESTMENTS RECOGNIZED FOR EXCELLENCE
IN SHAREHOLDER COMMUNICATIONS The Mutual Fund Education Alliance awarded RS Investments "Excellence in Shareholder Communications" for the firm's fulfillment kit (initial investment materials) and annual report. The annual STAR (Shareholder Trust and Responsibility) Awards program recognizes mutual fund firms for outstanding shareholder communications, education, and support.

[GRAPHIC OMITTED]

WWW.RSINVESTMENTS.COM NAMED TOP 10 WEB SITE Kasina, an e-business management consulting firm, recently ranked the RS Web site as one of the "Top 10 Web Sites for Small Fund Firms." "Regarding content," writes Kasina, "there's a great deal of investor information." Investors can find the following features on our Web site:

O Research in  Motion--weekly  research  commentaries  on the managers'  current strategies
O Monthly  streaming-video  market  commentaries  from  portfolio  managers  and analysts
O Quarterly Fund  commentaries in streaming video (written  transcripts are also available)
O Topical  white papers
O Online  investing  and account  access
O E-delivery of statements and Fund documents

(1) The BARRON'S/Value Line Survey scanned 6,000 equity funds, screening out those with more than two managers. It then gave each manager a score reflecting how much value he or she added versus his or her peer group. A manager with average performance and volatility got a score of zero. A manager achieving superior performance received a positive score; a manager achieving inferior performance received a negative score. A manager's score was reduced for greater volatility not reflected in correspondingly higher returns. The longer a manager held the job, the more data was used for his or her ranking. Ten diversified stock categories were looked at; specialized funds were tossed out. Eventually, only 650 managers qualified for the rankings. The rankings are risk-adjusted and are based mainly on relative versus absolute performance. Rankings may be swayed by short time periods, and, over time, a manager's score may revert to the mean.

(2) To compile the "Money 100," the editors of MONEY magazine screened 3,127 funds in 15 different Morningstar categories, using Morningstar's mutual fund database. The editors looked for funds whose returns beat the average for their Morningstar category in each of the past five calendar years and those that landed in the top third of their categories over the one-, three-, and five-year periods ended April 30, 2001. Not all funds that passed these screens made the Money 100, and not all Money 100 funds passed the screens. In making the final selections, the editors also considered such factors as volatility, expenses, fund management history, and interviews with fund managers.

(3) Past performance does not guarantee future results. Morningstar RatingsTM reflect historical risk-adjusted performance as of December 31, 2001. For each fund with at least a three-year history, Morningstar calculates a Morningstar RatingTM metric each month by subtracting the return on a 90-day U.S. Treasury bill from the fund's load-adjusted return for the same period and then adjusting this excess return for risk. The top 10% of funds in each broad asset class receive five stars, the next 22.5% receive four stars, the next 35% receive three stars, the next 22.5% receive two stars, and the bottom 10% receive one star. The Overall Morningstar Rating for a fund is derived from a weighted average of the performance figures associated with its three-, five-, and 10-year (if applicable) Morningstar Rating metrics. The RS Diversified Growth Fund received five stars for the three- and five-year periods. The RS Smaller Company Growth Fund received five stars for the three- and five-year periods. The funds were rated among 4,811 and 3,160 domestic equity funds for the three- and five-year periods ended December 31, 2001, respectively.

                                                      www.RSinvestments.com    3

SPECIAL REPORT: SMALL-CAP STOCKS

SMALL-CAP STOCKS POISED TO OUTPERFORM

The past year included the nation's first recession in a decade. But that could be good news for small-cap investors in 2002.

As investors know all too well, 2001 was a year in which corporate profits contracted, unemployment surged, and stocks were in a bear market. The government aggressively fought the downturn with a $1.3 trillion tax cut, a dramatic reduction in short-term interest rates, and an increase in the money supply.

With all this firepower, there is reason to believe that the current recession should last about as long as the average recession since World War II--around 12 months. That should mean an economic recovery some time in 2002. And, if history is a guide, the stock market, a leading economic indicator, should begin bouncing back even before the economy starts to recover.

Typically, small-caps have outperformed large-caps as a recession comes to an end and a recovery begins. That's because small companies are often more nimble than their larger counterparts and are thus able to achieve faster growth rates. Furthermore, they are starting from a smaller base and have more upside potential as the economy gathers steam. In 1990, for example, if you had invested in the market six months prior to the end of the recession, one year later your small-cap portfolio, based on the performance of the Russell 2000(R) Index,1 would have earned 44% more than your large-cap portfolio, using the S&P 500(R) Index(2) as a proxy (see chart at right).


Small-caps also have something else going for them: Their valuations are much more attractive compared with large-caps. According to analysis by The Leuthold Group (PERCEPTION, January 2002), based on 2002 estimated price/earnings ratios small-cap stocks are currently trading at a 25% to 30% discount relative to their large-cap counterparts. This is an even greater discount than what took place in early 1997, a period that preceded a major small-cap move. At that time small-caps sold at a relative discount of 10% to 15% to large-caps, according to Leuthold.


SMALL-CAP VS. LARGE-CAP PERFORMANCE
Six Months Before and After Recessions Ended*
(12-month period)

                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

            Russell 2000(R)Index(1)   S&P 500 Index(2)
2/80-1/81          27.34%                 19.10%
6/82-5/83          81.85%                 52.24%
10/90-9/91         45.12%                 31.27%

  Source: Standard & Poor's Micropal, Inc. (2001); RS Investments.

* The 1980, 1981-82, and 1990-91 recessions ended in July 1980, November 1982, and March 1991, respectively.

  Past performance is not a guarantee of future results. You should not assume on the basis of the data presented that small-cap stocks, now or in the future, will necessarily outperform large-caps during similar economic conditions.

4    CALL 1-800-766-FUND

AN UNDERFOLLOWED, UNDERANALYZED SECTOR
The small-cap universe is vast, comprising 8,000 of the roughly 11,000 publicly traded companies in the United States; yet as a percentage of total market capitalization, small-caps constitute only 30% of the market. That's probably why Wall Street dedicates the lion's share of its analyst coverage to larger companies with which shareholders are more familiar. This lack of coverage gives a significant advantage to RS Investments, a firm that specializes in small- and mid-cap emerging companies. RS managers experienced in this asset class can capitalize on the sector's inefficiency and potentially provide above-benchmark returns. In fact, based on data from Morningstar, Inc., more than 72% of small-cap managers outperformed their benchmarks as designated by Morningstar over the five-year period ended November 30, 2001, whereas only 39% of large-cap managers beat their benchmarks. It may make sense to invest in an S&P 500 Index fund for exposure to large-cap stocks, but, as this analysis shows, skilled managers can significantly add value in the small-cap arena.

A LONG-TERM INVESTMENT
After a difficult investment environment, some investors may be tempted to pare back their exposure to small-cap stocks. By so doing, however, they may be forgoing what could potentially be a lengthy period of small-cap outperformance. And though no one can guarantee that small-cap leadership will occur, financial planners usually agree that small-cap stocks should always be part of every well-diversified portfolio.

At RS Investments we are proud of our investment performance over the years. Robertson Stephens Investment Management was established in 1981 to take an opportunistic approach to investing, sharply focusing on a universe of small to mid-sized companies. Our investment team shares a singular focus: uncovering and analyzing the best companies in which to invest. We are excited about the prospects for small-cap stocks and what we believe will be a sustained period of small-cap leadership.

  INVESTING IN SMALLER COMPANIES CAN INVOLVE SUCH RISKS AS VOLATILITY, LESS LIQUIDITY, AND LESS PUBLICLY AVAILABLE INFORMATION THAN WITH LARGER COMPANIES.

  Past performance does not guarantee future results. You should not assume on the basis of the data presented that small-caps, now or in the future, will necessarily outperform large-cap stocks during similar economic conditions.

(1) The Russell 2000(R) Index is an unmanaged market-capitalization-weighted index that measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index (which consists of the 3,000 largest U.S. companies based on total market capitalization). Investment results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index and, unlike the funds, it does not incur fees and expenses.

(2) The S&P 500(R) Index is an unmanaged market-value-weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. Investment results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index and, unlike the funds, it does not incur fees and expenses.

                                                     www.RSinvestments.com    5

RS ROUNDTABLE

[GRAPHIC OMITTED]

G. RANDY HECHT
CHAIRMAN AND CEO

ROUNDTABLE PARTICIPANTS
JIM CALLINAN
ANDY PILARA
JOHN WALLACE
BILL WOLFENDEN

RS INVESTMENTS ROUNDTABLE. AT YEAR-END 2001 RANDY HECHT, CHAIRMAN AND CEO OF RS INVESTMENTS, LED A DISCUSSION ON MAJOR DEVELOPMENTS IN THE STOCK MARKET WITH RS FUND MANAGERS JIM CALLINAN, ANDY PILARA, JOHN WALLACE, AND BILL WOLFENDEN.

RANDY HECHT: Of course, the major news event of the year was the September 11 terrorist attacks, which was a human tragedy never before experienced by this country. The U.S. economy, already in a recession, declined further into negative growth. The Federal Reserve Board acted swiftly, cutting interest rates. Investors responded positively, and stocks essentially returned to preattack levels within a number of weeks. The firm's relative performance during 2001 picked up dramatically in the fourth quarter. We kept our cool and bought some great companies at fire sale prices after the attacks. John, what was it like to do business after the market had been closed for four days, the longest period in decades?

JOHN WALLACE: No matter what you did, you knew everything was going to plunge on the open. So you had to do triage--"OK, WHAT STOCKS DO I WANT TO OWN WHEN WE COME OUT OF THIS?" During the first few days, we were buying stocks with better balance sheets that you knew weren't going to have some sort of liquidity issue. When the dust settled, we became a lot more aggressive, buying economically sensitive cyclical stocks that were down sharply. After all, September 11 didn't cause the recession; the economy had been in a funk for six months. The terrorist attacks pushed the economy into a deeper recession, but one that should end by the second half of 2002. So the question was: "WHICH STOCKS WERE GOING TO DO WELL COMING OUT OF THE DOWNTURN?" We looked at transportation companies that had been decimated by the fear factor of traveling as well as the economic downturn. We also loaded up on biotech stocks, many of which were trading at trough valuations.

BILL WOLFENDEN: September 11 didn't change my outlook. If anything, it provided opportunities. Everybody was selling when the market reopened, and a lot of stocks got crushed. The good news is that I had a lot of cash at that point and was buying when everyone else was selling. A number of stocks in our Fund have doubled since September 17, when the market reopened. But I run the portfolio using a bottom-up strategy. I think about the economy in the sense that, "OK, WE'RE IN A RECESSION, AND I NEED TO FIND COMPANIES THAT CAN GROW THROUGH THE RECESSION." But I'm not doing a macroanalysis to pick stocks.

JIM CALLINAN: We added significantly to our software weighting in the week after the tragedy. Investors became even more bearish on software companies because a large portion of their quarterly revenues are booked in the last two weeks of the quarter. Investors began to fear that no business was getting done after the happened to be the last two weeks of the quarter. As a result, the near-term fundamentals

6    CALL  1-800-766-FUND
were going to be even worse than people had thought. So we took advantage of the dramatic price declines to buy such stocks as BEA Systems and Siebel Systems. During the sell-off we also bought more of our favorite hardware names, like McDATA. In the travel area, we bought online travel company Expedia, which took a temporary hit during those few weeks. Indeed, since the low of September 21, the cream has risen to the top--many of these high-quality technology names contributed significantly to the portfolios.

RANDY HECHT: Earlier this year many had begun to question the viability of the Internet as an investment area. The fourth-quarter comeback of technology, Internet, and Internet-related stocks may have put that debate to rest. What new areas will you be focusing on in the months ahead?

JIM CALLINAN: We're very interested in the Internet services area. We've been investing in underfollowed stocks, particularly as they reach cash flow breakeven. Given the uncertainty about potential profit margins and growth rates, we believe that these stocks are mispriced despite their steady financial progress. In e-commerce we own stocks that are benefiting from company-specific growth trends, such as eBay and Ticketmaster. We're also planning to increase our weighting in Internet advertising. Since 1942 there have been only three years in which the U.S. has seen negative advertising growth: 1942 1991, and 2001. Coming out of those years, advertising companies did extremely well. With the recession likely to end in 2002, Internet advertising stocks should see significant moves.

RANDY HECHT: Another big event of the year was the Enron debacle. It's a spectacular example of a company with problems that apparently went undetected by the rating agencies, the investment community--even its own employees. Even with our due diligence, there's no guarantee that a company in our portfolios won't have a nasty surprise for us. But how can we minimize this risk?

ANDY PILARA: I think the key is getting to know management. We meet them at their headquarters, at industry conferences, at trade shows, and during road shows for investors. And after nearly 30 years in the business, I think I have a good ability to read management and get to the heart of the story. I'll meet with the CEO and CFO and have a conversation about their business. I'm trying to find out how well they know their industry, their competitors, and their suppliers.

JOHN  WALLACE:   In  addition,   we  try  to  manage  this  risk  by  running  a
well-diversified portfolio. This helps mitigate the impact of a catastrophic collapse of any one company.

RANDY HECHT: Fortunately, the bear market may be behind us, and 2002 looks like it has a good chance of being a better year than 2000 or 2001. The Fed has been aggressive. Interest rates are at historical lows. The response to terrorism has been swift and incredibly effective. Inventories are very low, and continuing technology innovations will cause capital spending to grow. The economy is likely to emerge from recession by the second half of 2002. As always, our advice to investors is to stay diversified and take a long-term perspective.

                                                      www.RSinvestments.com    7

PORTFOLIO MANAGER BIOGRAPHIES

[GRAPHICS OMITTED]

FROM LEFT TO RIGHT:
STEVE BISHOP
JIM CALLINAN
ANDY PILARA



OUR PEOPLE AT RS INVESTMENTS WE BELIEVE THAT OUR PEOPLE AND THEIR PROCESSES ARE WHAT SET US APART AND DIFFERENTIATE OUR FAMILY OF FUNDS. BY BUILDING ON A FOUNDATION OF HIGH QUALITY INDIVIDUALS WITH EXTENSIVE INVESTMENT EXPERIENCE, EXCEPTIONAL EDUCATIONAL BACKGROUNDS, AND A WIDE VARIETY OF PROFESSIONAL EXPERIENCE AND KNOWLEDGE, WE HAVE ESTABLISHED A MOST REMARKABLE ORGANIZATION.

STEVE BISHOP has been co-portfolio manager of the RS Internet Age Fund(TM) since January 2001 and The Information Age Fund(R)since July 2001. He joined RS Investments in 1996 as a research analyst covering the technology sector. Prior to joining the firm, Steve was an analyst in the corporate finance department of Dean Witter Reynolds, Inc., and a summer associate at RCM Capital Management. He has more than nine years of investment experience. Steve holds a B.A. in economics from the University of Notre Dame and an M.B.A. from Harvard Business School.

JIM  CALLINAN  has  managed  the RS  Emerging  Growth Fund since 1996 and the RS
Aggressive Growth Fund since its inception. He has also been co-portfolio manager of the RS Internet Age Fund(TM) since its inception and The Information Age Fund(R) since July 2001. Prior to joining the firm in 1996, Jim was portfolio manager of the Putnam OTC & Emerging Growth Fund. He received a B.A. in economics from Harvard College, an M.S. in accounting from New York University, and an M.B.A. from Harvard Business School. Jim is also a Chartered Financial Analyst.

8    CALL 1-800-766-FUND

[GRAPHICS OMITTED]

FROM LEFT TO RIGHT:
JOHN SEABERN
JOHN WALLACE
BILL WOLFENDEN

ANDY PILARA has managed the RS Partners Fund and the RS Global Natural Resources Fund since their inceptions and has been primarily responsible for the management of The Contrarian Fund(TM) since January 2001. Prior to joining the firm in 1993, Andy was president of Pilara Associates, an investment management firm he established in 1974. He has been involved in the securities business for nearly 30 years, with experience in portfolio management, research, trading, and sales. He holds a B.A. in economics from St. Mary's College.

JOHN SEABERN is co-portfolio manager of the RS Diversified Growth Fund and has served on the Fund's management team since its inception. Prior to joining the firm in 1993, John was a performance analyst at Duncan-Hurst Capital Management. He holds a B.S. in finance from the University of Colorado and is a Chartered Financial Analyst.

JOHN WALLACE has managed the RS MidCap Opportunities Fund and the RS Diversified Growth Fund since their inceptions. He has also led a team of investment professionals on the RS Value + Growth Fund since July 2001. Prior to joining the firm in 1995, John was portfolio manager of the Oppenheimer Main Street Income and Growth Fund. He holds a B.A. from the University of Idaho and an M.B.A. from Pace University.

BILL WOLFENDEN has managed the RS Smaller Company Growth Fund (formerly the RS MicroCap Growth Fund) since joining RS Investments in April 2001. Prior to that time, he had been at Dresdner RCM Global Investors since 1994, where he served on the micro-cap and small-cap growth investment management teams. Previously, Bill spent four years in commercial banking for Westamerica Bank and the Bank of California. He holds a B.A. in economics from Southern Methodist University and an M.B.A. with a dual concentration in finance and accounting from Vanderbilt University.

                                                      www.RSinvestments.com    9

                           RS AGGRESSIVE GROWTH FUND

            INVESTING IN SMALL-, MID-, AND LARGE-CAP GROWTH COMPANIES

                                                              [GRAPHICS OMITTED]

                                                                    JIM CALLINAN
                                                               Portfolio Manager
                                                              For bio see page 8

RS AGGRESSIVE GROWTH FUND

INVESTMENT STYLE

          LARGE-CAP       MID-CAP         SMALL-CAP
          ---------       -------         ---------
            VALUE          BLEND           GROWTH
                           -----           ------

FUND PHILOSOPHY THE RS AGGRESSIVE GROWTH FUND INVESTS IN COMPANIES OF ANY SIZE THAT WE BELIEVE OFFER THE POTENTIAL FOR SIGNIFICANT INCREASES IN VALUE. THE FUND GENERALLY INVESTS IN INDUSTRY SEGMENTS THAT ARE EXPERIENCING RAPID GROWTH AND IN COMPANIES WITH COMPETITIVE ADVANTAGES, SUCH AS SUPERIOR TECHNOLOGY, PROFITABILITY, MANAGEMENT, OR MARKET SHARE.

For the year 2001, the Fund declined 24.82%, while the benchmark, the Russell 3000(R) Growth Index(3) fell 19.63%. During the fourth quarter, the Fund and the index returned 20.94% and 15.83%, respectively.

PORTFOLIO REVIEW For much of the year, growth stock investing in general, and technology and telecommunications in particular, were vastly out of favor. The performance reminded investors accustomed to the late 1990s boom that growth stocks can be cyclical and that a long-term perspective is essential to successful investing. Indeed, most of the Fund's laggards during the year were in areas such as telecom equipment and computer software. We invested in the emerging area of wireless data communications, but consumers, having just upgraded their cellular phones, were not yet willing to upgrade for data capability. We focused on software companies, because we believed that they would be more immune to the downturn. Unfortunately, they were not.

Since the terrorist attacks in September, however, tech stocks made a strong move, as investor consensus was that an economic recovery was likely in mid-2002. Meanwhile, the stock market sell-off that occurred when trading resumed on September 17 provided an opportunity to purchase shares of excellent companies at bargain prices.

STOCKS THAT WORKED We purchased shares of Expedia, Inc., after the terrorist attacks, a time when anything associated with the travel industry was seriously out of favor. The company, an online travel reservation provider, has a solid base of loyal customers who prefer to seek price, scheduling, and availability information on the Web rather than through traditional means. Our strategy is to look for companies that are gaining market share against more-established competitors and older industries.

Despite the shakeout, the Internet remains an excellent medium for communications, advertising, and technology applications. One of our most successful stocks during the year was eBay Inc., the world's largest online trading platform. The company has developed a Web-based community in which buyers and sellers come together to buy and sell such items as cars, jewelry, consumer electronics, and collectibles. Its auction-style format permits sellers to list items for sale, buyers to bid on items of interest, and all eBay participants to browse through listed items. The company currently operates trading platforms in North America, Japan, and Europe. eBay has a clear competitive advantage, a sound business model, revenue growth of 20%-plus per year, and is gaining market share against competitors.

Another top performer was Overture Services, Inc., formerly known as GoTo.com. The company operates an online marketplace that introduces consumers and businesses that search the Internet to advertisers who provide products and services. Overture makes these introductions possible through its search service, which enables

12   CALL 1-800-766-FUND

GOOD IDEAS THAT WORKED+
Realized and Unrealized Gain (for the year ended 12/31/01)

  Overture Services, Inc.               $3,066,565
  eBay Inc.                             $1,547,348
  HomeStore.com, Inc.                   $1,508,324
  NVIDIA Corporation                    $1,308,783
  Efficient Networks, Inc.              $1,308,489
  Hot Topic, Inc.                       $1,266,838
  Stilwell Financial, Inc.              $1,003,703
  Bed Bath & Beyond, Inc.                 $984,369
  Mercury Interactive Corporation         $971,678
  Abercrombie & Fitch Company             $944,548

GOOD  IDEAS AT THE TIME+
Realized and Unrealized Loss (for the year ended 12/31/01)

  Powerwave Technologies, Inc.         ($4,371,941)
  XO Communications, Inc.              ($3,387,839)
  E.piphany, Inc.                      ($2,856,864)
  Nextel Communications, Inc.          ($2,570,690)
  Metromedia Fiber Network, Inc.       ($2,420,916)
  NextCard, Inc.                       ($2,392,211)
  i2 Technologies, Inc.                ($2,280,251)
  BEA Systems, Inc.                    ($2,193,223)
  webMethods, Inc.                     ($2,161,701)
  Check Point Software
    Technologies,  Ltd.                ($1,953,931)

advertisers to bid in an ongoing auction for priority placement in its search results. The company dominates the commercial search market, participating in about 4 million searches per day out of an approximate total of 65 million. We believe that Overture will increase its market share and boost profit margins in the years ahead.

Outside of technology Bed Bath & Beyond, Inc., bucked the negative retailing environment for the year, continuing to produce a 30% return on equity. The company, a nationwide operator of large retail stores selling home furnishings at discount prices, has increased its market share from 1% when it first went public in 1992 to 20% today. Another area that performed well in the latter half of the year was biotechnology. The Fund had good success with Immunex, which develops treatments for autoimmune disorders, cancer, and infectious diseases. Finally, the Fund's investment in Stilwell Financial, Inc., which offers growth stock mutual funds in its asset management firm, received a boost in the fourth quarter as investors began to see beyond the current recession.

OUTLOOK FOR 2002 The terrorist attacks took away investor appetite for risk. The tragedy presented a buying opportunity, but it also shortened time horizons, causing investors to focus more on price/earnings ratios and less on future value. For the past several quarters, the market has paid an increasing premium for companies with stable visible earnings but slow growth rates. Once fear recedes, however, we believe that rapidly growing, leading companies will begin to outperform the stable earners.

Thank you for your continued support.

/s/ Jim Callinan
    Jim Callinan
    Portfolio Manager

+ The realized and unrealized gains and losses represent the change in the Fund's total net assets that was attributable to the appreciation or depreciation in market value of each security listed. The effect of the dollar gain or loss on performance of the Fund is dependent on the Fund's total net assets over the year. The Fund may have held the position for the entire year or some portion thereof.

  Overweighting investments in certain sectors or industries increases the risk of loss due to general declines in the prices of stocks in those sectors or industries. Investments in high-technology and Internet-related sectors may be highly volatile. Investing in smaller companies can involve such risks as less publicly available information than with larger companies, volatility, and less liquidity. Short selling is the sale of a borrowed security, and the price of the security can increase between the date the security is sold and the date when the Fund must replace it. Options and futures may not be perfectly correlated to the underlying index or security. International investing can involve greater currency fluctuations and less political and economic stability.

                                                     www.RSinvestments.com    13

RS AGGRESSIVE GROWTH FUND

ASSETS UNDER MANAGEMENT: $98.4 million

SECTOR ALLOCATION(1)

                               [GRAPHIC OMITTED]
           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPH

   1.0%        Auto and Transportation
  30.8%        Consumer Discretionary
   0.0%        Consumer Staples
   0.0%        Energy (non-oil)
  15.2%        Financial Services
  11.6%        Health Care
   0.0%        Materials and Processing
   1.5%        Producer Durables
  35.5%        Technology
   0.0%        Utilities
   0.0%        Other
   4.4%        Cash

DATA AS OF DECEMBER 31, 2001

TOP TEN HOLDINGS(2)

  Stilwell Financial, Inc.                 4.98%
  Overture Services, Inc.                  4.01%
  Microsoft Corporation                    3.75%
  Hispanic Broadcasting Corporation        3.66%
  MBNA Corporation                         3.52%
  USA Networks, Inc.                       2.93%
  McKesson Corporation                     2.46%
  EchoStar Communications Corporation      2.43%
  eBay Inc.                                2.05%
  Agile Software Corporation               2.02%


RESULTS OF A HYPOTHETICAL $10,000 INVESTMENT
If invested on 5/1/00
                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                       RS Aggressive             Russell 3000(R)
                        Growth Fund              Growth Index(3)
5/1/00                    $10,000                    $10,000
  6/00                     10,920                     10,111
  9/00                     11,130                      9,577
 12/00                      8,220                      7,540
  3/01                      6,130                      5,994
  6/01                      7,230                      6,541
  9/01                      5,110                      5,232
 12/01                      6,180                      6,060

PERFORMANCE UPDATE
                                                        Total   Average Annual
                                       1-Year    Return Since     Return Since
                                 Total Return    Inception(4)     Inception(4)
  RS Aggressive Growth Fund          -24.82%        -38.20%         -25.06%
  Russell 3000 Growth Index          -19.63%        -39.40%         -25.93%
  S&P 500(R)Index(5)                 -11.91%        -20.18%         -12.64%

   Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.

(1) The sector allocation represents the entire Russell universe. The Fund's holdings are allocated to each sector based on their Russell classification. Cash includes short-term investments and net other assets and liabilities.

(2) Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.

(3) The Russell 3000(R) Growth Index is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell 3000(R) Index (which consists of the 3,000 largest U.S. companies based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values. Investment results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index and, unlike the Fund, it does not incur fees and expenses.

(4) Inception date: May 1, 2000.

(5) The S&P 500 Index is an unmanaged market-value-weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. Investment results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index and, unlike the Fund, it does not incur fees and expenses.

14    CALL 1-800-766-FUND

RS DIVERSIFIED GROWTH FUND

FOCUSING ON SMALL-CAP GROWTH COMPANIES

                                                              [GRAPHICS OMITTED]

                                                                    JOHN WALLACE
                                                            Co-Portfolio Manager
                                                              For bio see page 9

                                                                    JOHN SEABERN
                                                            Co-Portfolio Manager
                                                              For bio see page 9

RS DIVERSIFIED GROWTH FUND

INVESTMENT STYLE

          LARGE-CAP       MID-CAP         SMALL-CAP
                                          ---------
            VALUE          BLEND           GROWTH
                                           ------

FUND PHILOSOPHY THE RS DIVERSIFIED GROWTH FUND SEEKS TO ACHIEVE LONG-TERM CAPITAL GROWTH BY INVESTING PRIMARILY IN SMALL-CAP GROWTH STOCKS ACROSS DIVERSE COMPANIES AND SECTORS.OUR FLEXIBLE, BOTTOM-UP APPROACH IS BASED ON OUR SEARCH FOR A GROWTH CATALYST AND TREND ANALYSIS.WE LOOK FOR WELL-MANAGED COMPANIES WITH IMPROVING FUNDAMENTALS THAT MAY BE POSITIONED FOR GROWTH. OUR FORMULA FOR
LONG-TERM SUCCESS ALSO INCLUDES A DISCIPLINED APPROACH TO RISK: LOSSES ARE ELIMINATED QUICKLY, AND WE CONSTANTLY LOOK FOR ATTRACTIVE OPPORTUNITIES.

During the past year, the Fund posted a positive return of 1.88%. While modest, the Fund significantly outperformed its benchmark, the Russell 2000 Growth(R) Index3, which fell 9.23%. The Fund also outperformed the benchmark in the fourth quarter, earning 36.66%, compared with 26.16% for the benchmark.

PORTFOLIO REVIEW Early in the year, we made the decision to run the Fund on a sector-neutral basis, positioning its industry sector weightings to mirror those of the index. This is not our common practice--we are stock-by-stock, bottom-up, fundamental investors. At the time, however, we believed that the market held considerable risk, and we wanted to avoid exposing investors to even more risk with large sector bets. We attempted instead to outperform the benchmark through good stock selection, picking stocks that had the best risk/reward potential within the sectors.

Our sector-neutral strategy proved successful. For example, while technology stocks suffered for most of the year, we made money in certain pockets of technology where capital spending was still robust. We bought attractively valued software and services companies such as iManage, Inc., Raindance Communications, and MatrixOne, Inc., in the content and Web collaboration market. They have doubled since our purchase and could double again due to strong product cycles and positive spending trends within their addressable customer base. We also added semiconductor companies with exposure to consumer electronics end markets like DVD players, video recorders, video game consoles, and high-definition TVs. ESS Technology, Inc., a semiconductor manufacturer for Internet, personal computer, and consumer marketplaces, has been an excellent performer since September. ATI Technologies, Inc., a supplier of 3-D graphics and multimedia solutions, benefited from its association with Nintendo Gamecube, while Cirrus Logic, Inc., a designer and manufacturer of integrated circuits for personal computers, thrived on signs that the PC market had bottomed.

We also added some growth retailers during the summer when their stocks dropped to historically low valuations, The Gymboree Corporation, for example, is a specialty retailer of apparel and accessories for newborn to seven-year-old children. The company has seen improved performance in a tough retailing environment because of solid merchandising strategies and good management execution. Other ways that we played the consumer are through manufactured housing and recreational vehicle stocks. Both industries had gone through a major inventory correction and capacity downsizing and were poised for a comeback this year. A winning example is Monaco Coach Corporation.

Finally, trucking stocks, such as Werner Enterprises, Inc., and Landstar System, Inc., were big performers

16    CALL 1-800-766-FUND

GOOD IDEAS THAT WORKED+
Realized and Unrealized Gain (for the year ended 12/31/01)

  iManage, Inc.                         $9,440,741
  Intrado, Inc.                         $8,698,934
  Alliant Techsystems, Inc.             $7,420,387
  Raindance Communications, Inc.        $6,957,623
  Agile Software Corporation            $5,386,966
  Coinstar, Inc.                        $4,750,115
  F5 Networks, Inc.                     $4,736,005
  DigitalThink, Inc.                    $4,208,180
  EarthLink, Inc.                       $3,954,944
  Legato Systems, Inc.                  $3,942,653

GOOD IDEAS AT THE TIME+
Realized and Unrealized Loss (for the year ended 12/31/01)

  Motient Corporation                 ($16,991,542)
  Auspex Systems, Inc.                 ($8,733,413)
  ProsoftTraining.com                  ($6,761,459)
  Adept Technology, Inc.               ($7,050,623)
  Tellium, Inc.                        ($5,447,830)
  Horizon Offshore, Inc.               ($5,072,406)
  Mpower Holding Corporation           ($4,867,958)
  Billserv, Inc.                       ($4,591,862)
  Arena Pharmaceuticals, Inc.          ($4,195,640)
  Aradigm  Corporation                 ($2,901,063)

for the Fund. For the past two to three years, the trucking industry has been victimized by oversupply, rising fuel prices, insurance costs, and, more recently, shrinking demand. As a result, many small and highly leveraged truckers have gone out of business this year and the stronger companies have been able to grow profitably through the downturn.

SEPTEMBER 11 Early in 2001 we started positioning the Fund for an economic rebound that we believed would arrive by the fourth quarter. The events of September 11 delayed that turnaround; and because we had been early in our strategy, our third-quarter performance was poor. The stocks that hurt us the most in the third quarter, however, rebounded the most in the fourth. By the end of September, we were back on course, cautiously positioning the Fund for better times. We added more-aggressive growth stocks in the consumer, health care, and technology areas, as well as early-cycle stocks that should outperform during an economic recovery.

OUTLOOK FOR 2002 The Federal Reserve Board's interest rate cuts combined with tax cuts should hasten the recovery and provide an impetus for higher stock prices. Historically, stocks have rallied well ahead of any significant improvement in the economy. Even more important to our shareholders, small-cap stocks typically have regained leadership coming out of recessions. Currently, they offer better growth prospects at more attractive valuations compared with large-cap stocks. Although fears of additional terrorist attacks will drive investor psychology in the short run, our long-term outlook for the markets in general, and for small-cap stocks in particular, is more optimistic than it has been in the past 18 months.

We thank you for your continued support.

/s/ John Wallace                  /s/ John Seabern
    John Wallace                      John Seabern
    Co-Portfolio Manager              Co-Portfolio Manager

+ The realized and unrealized gains and losses represent the change in the Fund's total net assets that was attributable to the appreciation or depreciation in market value of each security listed. The effect of the dollar gain or loss on performance of the Fund is dependent on the Fund's total net assets over the year. The Fund may have held the position for the entire year or some portion thereof.

  Investing  in  smaller  companies  can  involve  such  risks as less  publicly available information than with larger companies, volatility, and less liquidity. Investments in high-technology and Internet-related sectors may be highly volatile. High-yielding, lower-quality debt securities may be considered to be of lower standing and more speculative. Options and futures may not be perfectly correlated to the underlying index or security. International investing can involve greater currency fluctuations and less political and economic stability.

                                                     www.RSinvestments.com    17

RS DIVERSIFIED GROWTH FUND

ASSETS UNDER MANAGEMENT: $853.3 million

SECTOR ALLOCATION(1)

   7.3%        Auto and Transportation
  19.0%        Consumer Discretionary
   2.5%        Consumer Staples
   4.6%        Energy (non-oil)
   2.9%        Financial Services
  19.6%        Health Care
   3.7%        Materials and Processing
   6.0%        Producer Durables
  27.7%        Technology
   2.0%        Utilities
   0.0%        Other
   4.7%        Cash

DATA AS OF DECEMBER 31, 2001

TOP TEN HOLDINGS(2)

  Support.com, Inc.                        2.83%
  Arena Pharmaceuticals, Inc.              2.73%
  iManage, Inc.                            2.53%
  Viewpoint Corporation                    1.98%
  Coinstar, Inc.                           1.98%
  Aradigm Corporation                      1.66%
  Capstone Turbine Corporation             1.59%
  Regeneration Technologies, Inc.          1.56%
  MatrixOne, Inc.                          1.52%
  SmartForce PLC, ADR                      1.45%

RESULTS OF A HYPOTHETICAL $10,000 INVESTMENT
If invested on 8/1/96
                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                       RS Diversified            Russell 2000(R)
                        Growth Fund              Growth Index(3)

8/1/96                    $10,000                    $10,000
  9/96                     11,110                     11,137
 12/96                     12,420                     11,166
  3/97                     11,870                      9,995
  6/97                     13,320                     11,750
  9/97                     16,670                     13,738
 12/97                     16,077                     12,612
  3/98                     18,665                     14,110
  6/98                     17,199                     13,300
  9/98                     14,405                     10,326
 12/98                     18,694                     12,767
  3/99                     20,976                     12,552
  6/99                     27,070                     14,403
  9/99                     28,705                     13,695
 12/99                     46,774                     18,268
  3/00                     58,683                     19,964
  6/00                     47,057                     18,492
  9/00                     44,633                     17,758
 12/00                     34,186                     14,171
  3/01                     30,383                     12,016
  6/01                     36,088                     14,176
  9/01                     25,486                     10,195
 12/01                     34,830                     12,863


PERFORMANCE UPDATE

                                                                               Total   Average Annual
                                             1-Year   5-Year Average    Return Since     Return Since
                                       Total Return    Annual Return    Inception(4)     Inception(4)
  RS Diversified Growth Fund                  1.88%           22.90%         248.30%           25.89%
  Russell 2000 Growth Index                 - 9.23%            2.87%          28.63%            4.76%
  S&P 500(R)Index(5)                       - 11.91%           10.68%          90.98%           12.68%

  Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.

(1) The sector allocation represents the entire Russell universe. The Fund's holdings are allocated to each sector based on their Russell classification. Cash includes short-term investments and net other assets and liabilities.

(2) Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.

(3) The Russell 2000(R) Growth Index is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell 2000(R) Index (the 2,000 smallest companies in the Russell 3000(R) Index which consist of the 3,000 largest U.S. companies based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values. Investment results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index and, unlike the Fund, it does not incur fees and expenses.

(4) Inception date: August 1, 1996.

(5) The S&P 500 Index is an unmanaged market-value-weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. Investment results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, it does not incur fees and expenses.

18    CALL 1-800-766-FUND

RS EMERGING GROWTH FUND

SEEKING TO INVEST IN AMERICA'S MOST DYNAMIC, GROWTH-ORIENTED COMPANIES

                                                               [GRAPHIC OMITTED]

                                                                    JIM CALLINAN
                                                               Portfolio Manager
                                                              For bio see page 8

RS EMERGING GROWTH FUND

INVESTMENT STYLE

          LARGE-CAP       MID-CAP         SMALL-CAP
                                          ---------
            VALUE          BLEND           GROWTH
                                           ------

FUND PHILOSOPHY THE RS EMERGING GROWTH FUND SEEKS CAPITAL APPRECIATION BY INVESTING PRIMARILY IN SMALLER, RAPIDLY GROWING COMPANIES. THE FUND IS ACTIVELY MANAGED, USING HANDS-ON,FUNDAMENTAL RESEARCH THAT INCLUDES EXTENSIVE TRAVEL AND VISITS WITH COMPANY MANAGEMENT. THE FUND SEEKS TO INVEST IN COMPANIES THAT ARE GROWING AT LEAST 20% ANNUALLY, ARE MARKET-SHARE LEADERS, AND ARE MANAGED BY EXECUTIVES WHO CAN LEVERAGE A COMPETITIVE ADVANTAGE AND CONSISTENTLY EXECUTE IN TODAY'S BUSINESS ENVIRONMENT. THE FUND IS INTENDED FOR INVESTORS WITH LONG-TERM INVESTMENT GOALS.

For the year 2001, the Fund declined 27.31%, while its benchmark, the Russell 2000(R) Growth Index(3), fell 9.23%. For the fourth quarter, the Fund and the index returned 28.88% and 26.16%, respectively.

THE INTERNET BUBBLE The Fund's performance was adversely affected by the rapidly decelerating economy and the decline in our Internet investments. During 2001 we sold a number of dot-com positions, but we continue to have exposure in some Internet or Internet-related companies. We are not backing off from our belief in the future explosive growth of the Internet and secular growth in the technology that supports and enhances its functionality. The Internet's revolutionary aspects will be the combination of a brand-new entertainment medium, an interactive communications vehicle, and a technology platform upon which applications will easily run. We are still bullish on this area, but it is important to buy stocks at the right time rather than merely have exposure to the sector.

STOCKS THAT WORKED Many of the portfolio's best-performing stocks were in the tech sector. Among the top gainers was Overture Services, Inc., formerly known as GoTo.com. The company operates an online marketplace that introduces consumers and businesses that search the Internet to advertisers who provide products and services. Overture makes these introductions possible through its search service, which enables advertisers to bid in an ongoing auction for priority placement in its search results. The company dominates the commercial search market. We believe that Overture will increase its market share and boost profit margins in the years ahead. Other top performers included NVIDIA Corporation and Expedia, Inc. NVIDIA designs graphics processors for personal computers and digital entertainment. Its chip products, which improve graphics performance, dominate the desktop computer market. Expedia is an online travel company for leisure and small-business travelers. Its loyal audience enjoys using the service to obtain price, scheduling, and availability information. Expedia can also offer discounts, because it buys up airplane seats and hotel rooms, receiving quantity discounts, and then resells them. Hotels and airlines are willing to offer price cuts because they do not have a direct relationship with the customer.

GOOD IDEAS AT THE TIME Revenue and earnings growth for our companies decelerated from a median of more than 100% at the end of 2000 to possibly 0% at the end of 2001. In addition, companies failed to meet already lowered earnings and revenue estimates. Our largest mistake in 2001 was staying bullish through the summer months and assuming incorrectly that large corporate enterprises would return to normal technology spending patterns. We were premature in this assessment. In addition, we invested in emerging growth companies in the software area, thinking that they were more immune to the downturn. They were not. We also invested in the new

20    CALL 1-800-766-FUND

GOOD IDEAS THAT WORKED+
Realized  and  Unrealized  Gain (for the year ended  12/31/01)

  Overture Services, Inc.              $60,418,360
  NVIDIA Corporation                   $29,574,141
  99 Cents Only Stores                 $26,697,233
  Power Integrations, Inc.             $24,808,371
  Silicon Laboratories, Inc.           $22,817,175
  O2Micro International, Ltd.          $21,483,528
  Expedia, Inc.                        $20,996,115
  Cytyc Corporation                    $18,887,650
  Marvell Technology Group, Ltd.       $18,611,206
  Microtune, Inc.                      $14,354,126

GOOD IDEAS AT THE TIME+
Realized and Unrealized Loss (for the year ended 12/31/01)

  BEA Systems, Inc.                   ($61,822,698)
  Research In Motion Limited          ($44,421,245)
  NetIQ Corporation                   ($43,502,031)
  webMethods, Inc.                    ($41,749,576)
  Powerwave Technologies, Inc.        ($38,779,076)
  Medarex, Inc.                       ($36,452,430)
  TriQuint Semiconductor, Inc.        ($34,188,202)
  PDI, Inc.                           ($33,861,447)
  Netegrity, Inc.                     ($33,161,447)
  Abgenix,  Inc.                      ($30,492,553)

emerging growth area of wireless data technology. However, consumers, having just upgraded their cellular phones, were not willing to upgrade again for data capability.

SEPTEMBER 11 The terrorist attacks took some risk out of the market because of the steep sell-off that occurred. While others were selling when trading resumed on September 17, we were buying shares of excellent companies at bargain prices, particularly software and hardware stocks such as Siebel Systems, Inc., Quest Software, Inc., Marvell Technology Group, Ltd., and online travel reservation provider Expedia. In the months that followed, tech stocks made a strong move, with the consensus that a return to growth was likely in mid-2002. September 11 also brought more focus to the market on price/earnings ratios and earnings and less on future value. Time horizons will be short until we have a more peaceful environment.

OUTLOOK FOR 2002 Typically small-cap emerging growth stocks have outperformed more value-oriented names coming out of a recession. Furthermore, the collapse of the venture capital market enhances the competitiveness of smaller companies. The second, third, and fourth competitors in an emerging niche will not get
financed,   helping  our  companies  gain  a  foothold  without  as  much  price competition or new entrants. An immediate advantage for next year is better profit comparisons against 2001. And as the economy gradually improves, many companies will be ready to resume their technology spending.

For the past several quarters, the market has paid an increasing premium for companies with stable visible earnings but slow growth rates. When economic reality returns and fear recedes, we believe that the leading companies of the New Economy will roar by the stable earners.

Thank you for your continued support.

/s/ Jim Callinan
    Jim Callinan
    Portfolio Manager

+ The realized and unrealized gains and losses represent the change in the Fund's total net assets that was attributable to the appreciation or depreciation in market value of each security listed. The effect of the dollar gain or loss on performance of the Fund is dependent on the Fund's total net assets over the year. The Fund may have held the position for the entire year or some portion thereof.

  Overweighting investments in certain sectors or industries increases the risk of loss due to general declines in the prices of stocks in those sectors or industries. Investing in smaller companies can involve such risks as less publicly available information than with larger companies, volatility, and less liquidity. Investments in high-technology and Internet-related sectors may be highly volatile. Options and futures may not be perfectly correlated to the underlying index or security. International investing can involve greater currency fluctuations and less political and economic stability.

                                                     www.RSinvestments.com    21

RS EMERGING GROWTH FUND

ASSETS UNDER MANAGEMENT: $2.5 billion

SECTOR ALLOCATION(1)


                               [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

 0.8%      Auto and Transportation
18.9%      Consumer Discretionary
 0.0%      Consumer Staples
 0.5%      Energy (non-oil)
 9.7%      Financial Services
22.7%      Health Care
 0.0%      Materials and Processing
 4.0%      Producer Durables
45.6%      Technology
 1.8%      Utilities
 0.0%      Other
-4.0%      Cash

DATA AS OF DECEMBER 31, 2001

TOP TEN HOLDINGS(2)

  Sunrise Assisted Living, Inc.            3.06%
  Overture Services, Inc.                  2.61%
  Emulex Corporation                       2.10%
  Agile Software Corporation               2.04%
  Marvell Technology Group, Ltd.           1.92%
  Silicon Laboratories, Inc.               1.87%
  O2Micro International, Ltd.              1.82%
  Business Objects S.A.                    1.74%
  Power Integrations, Inc.                 1.66%
  Waddell & Reed Financial, Inc.           1.54%

RESULTS OF A HYPOTHETICAL $10,000 INVESTMENT
If invested on 11/30/87
                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                  RS Emerging Growth Fund   Russell 2000(R) Growth Index(3)
    11/30/87              $10,000                     $10,000
       12/87               12,611                      11,040
        3/88               13,892                      12,963
        6/88               15,222                      13,786
        9/88               14,114                      13,406
       12/88               14,383                      13,289
        3/89               15,728                      14,276
        6/89               16,709                      15,200
        9/89               18,924                      16,558
       12/89               20,776                      15,970
        3/90               21,139                      15,545
        6/90               24,638                      16,526
        9/90               19,290                      12,214
       12/90               22,765                      13,189
        3/91               29,339                      17,219
        6/91               26,862                      16,622
        9/91               31,544                      18,415
       12/91               36,140                      19,940
        3/92               35,561                      20,486
        6/92               29,428                      18,026
        9/92               28,974                      18,375
       12/92               35,218                      21,490
        3/93               30,891                      21,105
        6/93               30,744                      21,713
        9/93               35,365                      23,740
       12/93               37,759                      24,364
        3/94               38,578                      23,371
        6/94               35,428                      21,898
        9/94               41,014                      23,944
       12/94               40,765                      23,772
        3/95               43,213                      25,076
        6/95               42,392                      27,563
        9/95               49,180                      30,698
       12/95               49,045                      31,151
        3/96               50,730                      32,941
        6/96               57,062                      34,866
        9/96               57,884                      34,569
       12/96               59,585                      34,660
        3/97               51,242                      31,025
        6/97               62,969                      36,471
        9/97               76,240                      42,642
       12/97               70,633                      39,147
        3/98               83,544                      43,798
        6/98               85,280                      41,282
        9/98               65,347                      32,052
       12/98               90,424                      39,628
        3/99              115,680                      38,962
        6/99              135,341                      44,708
        9/99              145,861                      42,509
       12/99              255,502                      56,705
        3/00              305,069                      61,968
        6/00              271,463                      57,400
        9/00              260,303                      55,120
       12/00              191,531                      43,986
        3/01              134,664                      37,299
        6/01              157,158                      44,003
        9/01              108,035                      31,647
       12/01              139,232                      39,927

PERFORMANCE UPDATE

                                                                                                    Total   Average Annual
                                                  1-Year   5-Year Average  10-Year Average   Return Since     Return Since
                                            Total Return    Annual Return    Annual Return   Inception(4)     Inception(4)
  RS Emerging Growth Fund                        -27.31%           18.50%           14.44%       1292.32%           20.54%
  Russell 2000 Growth Index                       -9.23%            2.87%            7.19%        299.27%           10.32%
  S&P 500(R)Index(5)                             -11.91%           10.68%           12.92%        603.36%           14.84%

  Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.

(1) The sector allocation represents the entire Russell universe. The Fund's holdings are allocated to each sector based on their Russell classification. Cash includes short-term investments and net other assets and liabilities.

(2) Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.

(3) The Russell 2000(R) Growth Index is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell 2000(R) Index (the 2,000 smallest companies in the Russell 3000(R) Index which consist of the 3,000 largest U.S. companies based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values. Investment results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index and, unlike the Fund, it does not incur fees and expenses.

(4) Inception date: November 30, 1987.

(5) The S&P 500 Index is an unmanaged market-value-weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. Investment results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, it does not incur fees and expenses.

22    CALL 1-800-766-FUND

THE INFORMATION AGE FUND(R)

TARGETING INVESTMENTS IN THE INFORMATION TECHNOLOGY SECTOR

                                                              [GRAPHICS OMITTED]

                                                                    JIM CALLINAN
                                                            Co-Portfolio Manager
                                                              For bio see page 8

                                                                    STEVE BISHOP
                                                            Co-Portfolio Manager
                                                              For bio see page 8

THE INFORMATION AGE FUND(R)

INVESTMENT STYLE

          LARGE-CAP       MID-CAP         SMALL-CAP
          ---------       -------
            VALUE          BLEND           GROWTH
                                           ------

FUND PHILOSOPHY THE INFORMATION AGE FUND(R) SEEKS TO ACHIEVE LONG-TERM CAPITAL APPRECIATION BY AGGRESSIVELY INVESTING IN COMPANIES PRIMARILY WITHIN THE INFORMATION TECHNOLOGY SECTOR. THE FUND IS DESIGNED FOR INVESTORS WHO BELIEVE THAT AGGRESSIVE INVESTMENT IN THESE COMPANIES PROVIDESSIGNIFICANT OPPORTUNITY FOR CAPITAL APPRECIATION.

For the year 2001, the Fund declined 22.11%, while its benchmark, the PSE Technology Index(3), declined 15.59%. For the fourth quarter, the Fund gained ground, earning 46.02%, compared with 32.91% for the index.

PORTFOLIO REVIEW The Fund benefited from a rebound in technology stocks since the terrorist attacks and from investors' perception that the U.S. economy had bottomed. The 12-month returns show, however, that it was a difficult environment for tech stocks during much of the year. The Fund's laggards were in such areas as semiconductor capital equipment and telecom. We pared back some of these holdings in late summer and added more-rapidly emerging growth companies.

INTERNET WINNERS Despite the shakeout in Internet companies, the Internet remains an excellent medium for communications, advertising, and technology applications. One of our most successful stocks during the year was eBay Inc., the world's largest online trading platform. The company has developed a Web-based community in which buyers and sellers can come together to buy and sell such items as cars, jewelry, consumer electronics, and collectibles. Its auction-style format permits sellers to list items for sale, buyers to bid on items of interest, and all eBay participants to browse through listed items. The company currently operates trading platforms in North America, Japan, and Europe. eBay has a clear competitive advantage, a sound business model, and revenue growth of 20%-plus per year, and it is gaining market share against competitors.

We also purchased shares of Expedia, Inc., immediately after the terrorist attacks, a time when anything associated with the travel industry was seriously out of favor. The company, an online travel reservation provider, has a solid base of loyal customers who prefer to seek price, scheduling, and availability information on the Web rather than through traditional means.

THE STORAGE THEME September 11 was an additional reminder that information technology managers should have copies of their data stored in a remote location. With the growth of the Internet and e-mail, there has been an increased need to network that storage. In this area we have invested in McDATA Corporation, a provider of storage network switching devices that enable enterprises to connect and centrally manage large numbers of storage and networking devices. Despite the recession, data that needs to be stored is still growing at more than 50% per year, and McDATA contributed significantly to the Fund's performance in 2001.

POWER EFFICIENCY O2Micro International, Ltd., a company that makes products more power efficient, also performed well for the Fund. O2Micro's integrated circuits enable manufacturers to build devices that run longer on battery power. The company focuses its efforts on the high-growth mobile computing and communications device markets such as notebook computers and cellular phones. Silicon Laboratories, Inc., focuses its efforts on the wireless telephone and optical networking markets, combining different chip technologies into one, thus making it a lower-cost solution.

24    CALL 1-800-766-FUND

GOOD IDEAS THAT WORKED+
Realized  and  Unrealized  Gain (for the year ended  12/31/01)

  Microsoft Corporation                 $3,399,182
  Lam Research Corporation              $2,802,366
  Marvell Technology Group, Ltd.        $2,128,100
  Best Buy Co., Inc.                    $1,886,012
  McDATA Corporation                    $1,682,570
  Dell Computer Corporation             $1,577,432
  O2Micro International, Ltd.           $1,541,079
  Genesis Microchip, Inc.               $1,494,038
  Research In Motion Limited              $966,325
  eBay Inc.                               $865,611

GOOD IDEAS AT THE TIME+
Realized and Unrealized Loss (for the year ended 12/31/01)

  Nokia Oyj, ADR                       ($7,701,112)
  Solectron Corporation                ($6,846,935)
  Cisco Systems, Inc.                  ($5,531,103)
  EMC Corporation                      ($5,416,478)
  Sun Microsystems, Inc.               ($4,231,193)
  Micron Technology, Inc.              ($3,616,624)
  i2 Technologies, Inc.                ($3,535,360)
  Altera Corporation                   ($3,257,226)
  The Charles Schwab Corporation       ($3,094,994)
  Xilinx,  Inc.                        ($3,067,639)

OTHER STOCKS THAT WORKED Our strategy is to look for companies that are gaining market share against more-established competitors and older industries. Marvell Technology Group, Ltd., is a chipmaker that is gaining share in the storage segment and also in Gigabit Ethernet (GigE) networking, which is a next-generation local-area networking technology. This new technology provides Internet connections that are up to 100 times faster than cable, DSL, or other broadband connections. GigE is cheaper and more reliable than those technologies, which should lead to fast growth for GigE and the firms that make it possible. We also made a successful investment in Genesis Microchip, Inc., which develops and markets integrated circuits for the flat-panel computer monitor market. We believe that over the next two to three years, an increasingly large percentage of monitors in office buildings and homes will be flat panel, because the cost of such hardware is dropping dramatically.

OUTLOOK FOR 2002 The technology recession of 2000-2001 has created tremendous opportunities to invest in attractively priced securities of great companies. We believe that there is some evidence that the overcapacity in technology is abating. Mindful of macroeconomic trends, we will continue to examine each company on a bottom-up basis, investing in high-quality, fast-growing companies.

We thank you for your continued support.


/s/ Jim Callinan           /s/ Steve Bishop
    Jim Callinan               Steve Bishop
    Co-Portfolio Manager       Co-Portfolio Manager

+ The realized and unrealized gains and losses represent the change in the Fund's total net assets that was attributable to the appreciation or depreciation in market value of each security listed. The effect of the dollar gain or loss on performance of the Fund is dependent on the Fund's total net assets over the year. The Fund may have held the position for the entire year or some portion thereof.

  Investing in a particular sector can involve greater market fluctuation. Investments in high-technology and Internet-related sectors may be highly volatile. Companies in these sectors operate in markets that are characterized by rapid change, evolving industry standards, frequent new service and product announcements, introductions, enhancements, and changing customer demands. Investing in smaller companies can involve such risks as less publicly available information than with larger companies, volatility, and less liquidity. Options and futures may not be perfectly correlated to the underlying index or security. International investing can involve greater currency fluctuations and less political and economic stability.

                                                     www.RSinvestments.com    25

THE INFORMATION AGE FUND(R)

ASSETS UNDER MANAGEMENT: $125.1 million

SECTOR ALLOCATION(1)


                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

 1.1%      Auto and Transportation
11.9%      Consumer Discretionary
 0.0%      Consumer Staples
 0.0%      Energy (non-oil)
 1.3%      Financial Services
 0.0%      Health Care
 0.0%      Materials and Processing
 3.1%      Producer Durables
77.7%      Technology
 2.0%      Utilities
 0.0%      Other
 2.9%      Cash

DATA AS OF DECEMBER 31, 2001

TOP TEN HOLDINGS(2)

  Agile Software Corporation               3.75%
  Intel Corporation                        3.42%
  Marvell Technology Group, Ltd.           3.25%
  Dell Computer Corporation                2.84%
  Alloy, Inc.                              2.83%
  AOL Time Warner Inc.                     2.75%
  webMethods, Inc.                         2.66%
  O2Micro International, Ltd.              2.52%
  Lantronix, Inc.                          2.40%
  Emulex Corporation                       2.38%

RESULTS OF A HYPOTHETICAL $10,000 INVESTMENT
If invested on 11/15/95

                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                   The Information Age Fund(R)  PSE Technology Index(3)
11/15/95                    $10,000                    $10,000
   12/95                      9,300                      9,819
    3/96                      9,340                      9,790
    6/96                     10,710                     10,123
    9/96                     11,790                     10,803
   12/96                     11,785                     11,786
    3/97                     10,351                     11,775
    6/97                     12,276                     13,735
    9/97                     15,982                     16,360
   12/97                     12,509                     14,140
    3/98                     14,269                     16,837
    6/98                     14,958                     16,834
    9/98                     13,421                     15,562
   12/98                     19,040                     21,860
    3/99                     22,114                     24,203
    6/99                     24,637                     29,822
    9/99                     26,959                     30,542
   12/99                     43,072                     47,305
    3/00                     50,522                     56,549
    6/00                     47,345                     53,601
    9/00                     42,134                     50,550
   12/00                     27,959                     39,634
    3/01                     22,679                     32,225
    6/01                     22,532                     35,319
    9/01                     14,913                     25,170
   12/01                     21,776                     33,454

PERFORMANCE UPDATE


                                                                               Total   Average Annual
                                              1-Year   5-Year Average   Return Since     Return Since
                                        Total Return    Annual Return   Inception(4)     Inception(4)
  The Information Age Fund(R)               -22.11%           13.07%         117.76%           13.53%
  PSE Technology Index                      -15.59%           23.20%         234.54%           21.77%
  S&P 500(R)Index(5)                        -11.91%           10.68%         112.36%           13.07%

  Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.

(1) The sector allocation represents the entire Russell universe. The Fund's holdings are allocated to each sector based on their Russell classification. Cash includes short-term investments and net other assets and liabilities.

(2) Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.

(3) The Pacific Stock Exchange (PSE) Technology Index is an unmanaged price-weighted index comprising stocks from 15 different industries, including computer hardware, software, semiconductors, telecommunications, data storage and processing, electronics, and biotechnology. Investment results do not assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, it does not incur fees and expenses.

(4) Inception date: November 15, 1995.

(5) The S&P 500 Index is an unmanaged market-value-weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. Investment results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, it does not incur fees and expenses.

26    CALL 1-800-766-FUND

                                                              [GRAPHICS OMITTED]
RS INTERNET AGE FUND(TM)
INVESTING IN COMPANIES LIKELY TO BENEFIT FROM THE DEVELOPMENT OF THE INTERNET

                                                                    JIM CALLINAN
                                                            Co-Portfolio Manager
                                                              For bio see page 8

                                                                    STEVE BISHOP
                                                            Co-Portfolio Manager
                                                              For bio see page 8

RS INTERNET AGE FUND(TM)

INVESTMENT STYLE

          LARGE-CAP       MID-CAP         SMALL-CAP
                          -------         ---------
            VALUE          BLEND           GROWTH
                                           ------

FUND PHILOSOPHY THE RS INTERNET AGE FUND(TM) SEEKS CAPITAL APPRECIATION BY IDENTIFYING HIGH-QUALITY COMPANIES AND BUSINESS MODELS IN EMERGING AND RAPID-GROWTH SECTORS, WHOSE PROSPECTS ARE DRIVEN BY THE INTERNET. INVESTMENT CRITERIA INCLUDE INCREASING MARKET SHARE, HIGH MARGIN POTENTIAL, A PROPRIETARY ADVANTAGE, AND A MANAGEMENT TEAM ABLE TO LEVERAGE THAT ADVANTAGE. WE CONDUCTFUNDAMENTAL RESEARCH, INCLUDING EXTENSIVE TRAVEL AND FREQUENT VISITS WITH COMPANY MANAGEMENT TEAMS. WE SEEK TO ADAPT QUICKLY TO INDUSTRY DEVELOPMENTS. THE FUND IS INTENDED FOR INVESTORS WITH LONG-TERM INVESTMENT HORIZONS.

For the year 2001, the Fund declined 11.79%, while its benchmark, the PHLX/The Street.com Internet Sector (DOT)(3) fell 35.82%. For the fourth quarter, the Fund and the index returned 53.60% and 61.96%, respectively.

PORTFOLIO REVIEW We outperformed our benchmark for a number of reasons. First, we raised cash at the right times and put the money to work at the right times, thus taking advantage of the market's volatility in March and September. Second, the stocks we bought turned out to be the ones that outperformed in April and October/ November. Third, during periods of volatility, we consistently upgraded the portfolio to the highest-quality names. Finally, we avoided the worst-performing sectors such as wireline telecommunications.

The 12-month absolute returns, however, show that overall it was a difficult environment for Internet and Internet-related tech stocks. We stayed bullish through the summer months, assuming incorrectly that large corporations would return to normal technology spending patterns. The Fund's laggards were in such areas as wireless data communications equipment and consumer software.

We took advantage of this tough environment to make some opportunistic purchases. We bought shares of Expedia, Inc., after the terrorist attacks, a time when anything associated with the travel industry was seriously out of favor. The company, an online travel reservation provider, has a loyal customer base of individuals who prefer to seek price, scheduling, and availability information on the Web rather than through traditional means. Another top performer was Overture Services, Inc., formerly known as GoTo.com. The company operates an online marketplace that introduces consumers and businesses that search the Internet to advertisers who provide products and services. Overture makes these introductions possible through its search service that enables advertisers to bid in an ongoing auction for priority placement in its search results. We believe that the company will increase its market share and boost profit margins in the years ahead.

Our strategy is to look for companies that are gaining market share against more-established competitors and older industries. Marvell Technology Group, Ltd., is a chipmaker that is gaining market share in the storage segment of the marketplace and is the leader in Gigabit Ethernet, a next-generation local-area networking technology. Another example is Microtune, Inc., which provides silicon radio frequency tuners and amplifiers to the broadband cable industry. Despite difficult end markets, Marvell Technology and Microtune continue to gain market share and grow through the down cycle. We want to find the highest-quality companies with technology advantages that are successful despite end-market turmoil. These companies should continue to perform well when conditions improve.

THE STORAGE THEME With the growth of the Internet and corporations' placing a higher priority on backing up storage information, there has been an increased need to network this storage. September 11 also reenforced to technology

28    CALL 1-800-766-FUND

GOOD IDEAS THAT WORKED+
Realized  and  Unrealized  Gain (for the year ended  12/31/01)

  Overture Services, Inc.               $2,633,777
  Expedia, Inc.                         $1,659,342
  eSPEED, Inc.                          $1,639,743
  O2Micro International, Ltd.           $1,490,442
  Microsemi Corporation                 $1,337,968
  Microtune, Inc.                       $1,319,164
  Marvell Technology Group, Ltd.        $1,254,654
  PLX Technology, Inc.                  $1,081,698
  Silicon Laboratories, Inc.              $978,176
  Power Integrations, Inc.                $903,218

GOOD  IDEAS AT THE TIME+
Realized and Unrealized Loss (for the year ended 12/31/01)

  i2 Technologies, Inc.                ($1,659,218)
  Openwave Systems, Inc.               ($1,527,369)
  Vignette Corporation                 ($1,359,075)
  Metromedia Fiber Network, Inc.       ($1,255,565)
  NetIQ Corporation                    ($1,221,438)
  Macrovision Corporation              ($1,212,685)
  Mercury Interactive Corporation      ($1,191,544)
  E.piphany, Inc.                      ($1,168,495)
  Netegrity, Inc.                      ($1,086,980)
  Actuate  Corporation                 ($1,022,680)

managers the importance of having copies of data stored in remote locations. In this area we have invested in McDATA Corporation, a provider of storage network switching devices that enable enterprises to connect and centrally manage large numbers of storage and networking devices. Despite the recession, the storage sector is growing at more than 50% per year. We believe that enterprises will spend more for storage than, say, telecommunications, where there is serious overcapacity.

OUR STOCK SELECTION PROCESS Most of the companies in the Fund will earn money this year; almost all should earn money next year. If they do not have earnings, they must at least have earnings visibility. Because many of the companies are economically cyclical, it would be inappropriate to look at earnings when the company is in a cyclical trough. Generally, we won't pay a price/earnings multiple that exceeds a company's growth rate, unless it is an exceptional emerging growth company with rising margins. We visit the management teams to learn about the potential in their end markets. We verify these discussions by contacting customers to find out if the product is superior to the competition.

OUTLOOK FOR 2002 The Internet Age Fund(TM) will continue to be a cutting-edge Fund, investing in high-growth companies. In addition to storage, cable could be a strong theme in 2002. Broadband access penetration is still relatively low, at less than 10% and likely to increase. Wireless service providers will continue to take share from wireline, and we think wireless data could begin to materialize in 2002. Optical networking remains out of favor because there is excess capacity, but the demand/supply equation may improve toward the end of the year. In any case, many of the companies in the Fund are undiscovered gems with sustainable technology leads or advantages. Many were egregiously oversold in 2001, which therein creates opportunity.

We thank you for your continued support.

/s/ Jim Callinan           /s/ Steve Bishop
    Jim Callinan               Steve Bishop
    Co-Portfolio Manager       Co-Portfolio Manager

+ The realized and unrealized gains and losses represent the change in the Fund's total net assets that was attributable to the appreciation or depreciation in market value of each security listed. The effect of the dollar gain or loss on performance of the Fund is dependent on the Fund's total net assets over the year. The Fund may have held the position for the entire year or some portion thereof.

  Investing in a particular sector can involve greater market fluctuation. Investments in high-technology and Internet-related sectors may be highly volatile. Companies in these sectors operate in markets that are characterized by rapid change, evolving industry standards, frequent new service and product announcements, introductions, enhancements, and changing customer demands. Investing in smaller companies can involve such risks as less publicly available information than with larger companies, volatility, and less liquidity. Short selling is the sale of a borrowed security, and the price of the security can increase between the date the security is sold and the date when the Fund must replace it. Options and futures may not be perfectly correlated to the underlying index or security. International investing can involve greater currency fluctuations and less political and economic stability.

                                                     www.RSinvestments.com    29

RS INTERNET AGE FUND(TM)

ASSETS UNDER MANAGEMENT: $69.1 million

SECTOR ALLOCATION(1)

                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

 1.0%      Auto and Transportation
25.1%      Consumer Discretionary
 0.0%      Consumer Staples
 0.0%      Energy (non-oil)
 0.8%      Financial Services
 0.5%      Health Care
 0.0%      Materials and Processing
 1.9%      Producer Durables
67.6%      Technology
 0.8%      Utilities
 0.0%      Other
 2.3%      Cash

DATA AS OF DECEMBER 31, 2001

TOP TEN HOLDINGS(2)

  eBay Inc.                                3.40%
  Agile Software Corporation               3.39%
  Lantronix, Inc.                          3.02%
  CNET Networks, Inc.                      2.60%
  Priceline.com, Inc.                      2.53%
  webMethods, Inc.                         2.52%
  O2Micro International, Ltd.              2.51%
  Overture Services, Inc.                  2.51%
  Marvell Technology Group, Ltd.           2.30%
  Expedia, Inc.                            2.28%

RESULTS OF A HYPOTHETICAL $10,000 INVESTMENT
If invested on 12/1/99

                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                                 PHLX/TheStreet.com
                    RS Internet Age Fund(TM)   Internet Sector (DOT)(3)
12/1/99                    $10,000                    $10,000
  12/99                     12,180                     12,477
   3/00                     14,300                     11,965
   6/00                     12,010                      9,098
   9/00                     10,820                      7,712
  12/00                      6,530                      3,249
   3/01                      4,790                      2,423
   6/01                      5,940                      2,644
   9/01                      3,750                      1,287
  12/01                      5,760                      2,085

PERFORMANCE UPDATE

                                                                        Total   Average Annual
                                                       1-Year    Return Since     Return Since
                                                 Total Return    Inception(4)     Inception(4)
  RS Internet Age Fund(TM)                            -11.79%         -42.40%          -23.25%
  PHLX/TheStreet.com Internet Sector (DOT)            -35.82%         -79.15%          -52.85%
  S&P 500(R)Index(5)                                  -11.91%         -15.90%           -7.97%

  Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.

(1) The sector allocation represents the entire Russell universe. The Fund's holdings are allocated to each sector based on their Russell classification. Cash includes short-term investments and net other assets and liabilities.

(2) Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.

(3) TheStreet.com Internet Sector Index is an unmanaged, equal dollar-weighted index containing 25 leading Internet companies involved in Internet commerce, service, and software. Investment results do not assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, it does not incur fees and expenses.

(4) Inception date: December 1, 1999.

(5) The S&P 500 Index is an unmanaged market-value-weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. Investment results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the Index, and, unlike the Fund, it does not incur fees and expenses.

30    CALL 1-800-766-FUND

RS MIDCAP OPPORTUNITIES FUND

SEEKING GROWTH IN MID-CAP COMPANIES WHILE ATTEMPTING TO MODERATE RISK

                                                               [GRAPHIC OMITTED]

                                                                    JOHN WALLACE
                                                               Portfolio Manager
                                                              For bio see page 9

RS MIDCAP OPPORTUNITIES FUND

INVESTMENT STYLE

          LARGE-CAP       MID-CAP         SMALL-CAP
                          -------
            VALUE          BLEND           GROWTH
                           -----

FUND PHILOSOPHY THE RS MIDCAP OPPORTUNITIES FUND SEEKS TO ACHIEVE LONG-TERM TOTAL RETURN BY INVESTING PRIMARILY IN MID-CAP STOCKS, CONVERTIBLE BONDS, AND PREFERRED STOCKS. OUR FLEXIBLE, BOTTOM-UP APPROACH IS BASED ON VALUE RECOGNITION AND TREND ANALYSIS. WE LOOK FOR WELL-MANAGED COMPANIES WITH IMPROVING
FUNDAMENTALS THAT MAY BE POSITIONED FOR GROWTH. OUR FORMULA FOR LONG-TERM SUCCESS ALSO INCLUDES A DISCIPLINED APPROACH TO MANAGING RISK: LOSSES ARE ELIMINATED QUICKLY, AND WE CONSTANTLY LOOK FOR ATTRACTIVE OPPORTUNITIES.

For the year 2001, the Fund posted a decline of 14.01%. These losses were below the Fund's benchmark, the Russell Midcap(R) Index(3), which fell 5.62%. For the fourth quarter, however, the Fund gained some ground, earning 20.41%, compared with 17.20% for the index.

PORTFOLIO REVIEW Several areas of investment hurt the portfolio during the course of 2001. Early in the year, we purchased several consumer stocks, expecting the market to discount an economic recovery starting in the fourth quarter of 2001. Our assumption proved premature, especially considering the events of September 11. Our investments in the energy sector also hurt the Fund. This too is a result of the delayed economic recovery, which led to oil prices dipping below $20 per barrel for the first time in more than two years. Although these areas hurt the portfolio during the year, we believe that both our consumer stocks and our energy investments will be profitable as the economy improves in the second half of 2002.

Among the sectors that benefited the Fund this year was health care services, particularly several hospital and nursing-home companies. In the latter half of 2001, we sold the majority of our health care services investments due to both high valuations and what we believed was better risk/reward potential in other areas of health care, particularly biotechnology.

We owned biotech through most of 2001 and increased our positions during the third quarter. We believe that biotech stocks will remain attractive investments in 2002 for several reasons. Many biotech companies are well capitalized, eliminating the need for additional capital raising. In fact, we were able to purchase a number of our investments when the companies were trading at roughly two times cash, which has historically represented a valuation bottom for these companies. Furthermore, Food and Drug Administration (FDA) approval times should continue to decrease once a new FDA commissioner is announced, allowing companies to get products to market and achieve profitability faster than ever before. And, finally, large pharmaceutical companies are rapidly seeing their products roll off of patent, forcing them to turn to biotech companies as their outsourced R&D effort. This may also lead to more consolidation or joint ventures between large pharmaceutical companies.

In addition to the health care sector, the Fund benefited from its investments in software companies, which held up relatively well compared with other areas of technology. Our investment thesis in software was based on the fact that software companies tend to stay more profitable than their hardware counterparts during an economic slowdown. In addition, software companies do not have to deal with the same inventory issues as hardware companies, which typically go through

32    CALL 1-800-766-FUND

GOOD IDEAS THAT WORKED+
Realized and Unrealized Gain (for the year ended 12/31/01)

  Office Depot, Inc.                    $1,674,517
  Cendant Corporation                   $1,329,675
  Network Associates, Inc.              $1,221,009
  UTStarcom, Inc.                       $1,206,263
  Citrix Systems, Inc.                  $1,123,060
  Legato Systems, Inc.                  $1,078,109
  eBay Inc.                             $1,065,712
  WorldCom, Inc. - WorldCom Group       $1,051,939
  Computer Associates International, Inc. $964,426
  Conseco, Inc.                           $930,165

GOOD  IDEAS AT THE TIME+
Realized and Unrealized Loss (for the year ended 12/31/01)

  McLeodUSA, Inc.                      ($4,855,178)
  Time Warner Telecom, Inc.            ($1,829,506)
  Auspex Systems, Inc.                 ($1,582,855)
  National-Oilwell, Inc.               ($1,538,425)
  Royal Caribbean Cruises, Ltd.        ($1,527,096)
  Advanced Micro Devices, Inc.         ($1,492,444)
  Human Genome Sciences, Inc.          ($1,471,409)
  Montana Power Company                ($1,295,382)
  Oak Technology, Inc.                 ($1,268,455)
  Silicon Graphics, Inc.                 ($996,318)

multiple manufacturing processes and distribution channels, leading to longer downturns and a delayed recovery as inventory is worked off.

Outside of technology the Fund also benefited from several travel-related investments made after September 11. In particular, the Fund purchased Cendant Corporation and Sabre Holdings Corporation, both of which generate the majority of their income from travel in the United States. Our investment thesis is based on the economic recovery we expect in the second half of 2002 and our ability to purchase at historically low valuations these two leading companies, which continued to be profitable even in the third and fourth quarters of 2001 (probably some of the worst travel-related quarters in recent memory).

OUTLOOK FOR 2002 The Federal Reserve Board's interest rate cuts combined with tax cuts will hasten the recovery and provide an impetus for higher stock prices. Historically, stocks rally well ahead of any significant improvement in the economy. We may have already witnessed the beginning of a rally in the fourth quarter. We also believe that mid-cap stocks are very attractive relative to larger companies and that we are in only the second year of a multiyear cycle of mid-cap outperformance. We are also optimistic about the fact that the market has rediscovered fundamentals and regained an appreciation of earnings and valuations. This is an excellent environment for our valuation-sensitive approach, and we think that the Fund is well positioned to achieve attractive returns in the years ahead.

Thank you for your continued support.

/s/ John Wallace
    John Wallace
    Portfolio  Manager

+ The realized and unrealized gains and losses represent the change in the Fund's total net assets that was attributable to the appreciation or depreciation in market value of each security listed. The effect of the dollar gain or loss on performance of the Fund is dependent on the Fund's total net assets over the year. The Fund may have held the position for the entire year or some portion thereof.

  Investing in mid-cap companies can involve such risks as less publicly available information than with larger companies, volatility, and less liquidity. High- yielding, lower-quality debt securities may be considered to be of lower standing and more speculative. Investments in high-technology and Internet-related sectors may be highly volatile. Options and futures may not be perfectly correlated to the underlying index or security. International investing can involve greater currency fluctuations and less political and economic stability.

                                                     www.RSinvestments.com    33

RS MIDCAP OPPORTUNITIES FUND

ASSETS UNDER MANAGEMENT: $156.3 million

SECTOR ALLOCATION(1)

                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

 2.4%      Auto and Transportation
20.1%      Consumer Discretionary
 1.0%      Consumer Staples
10.1%      Energy (non-oil)
10.6%      Financial Services
 8.3%      Health Care
 4.6%      Materials and Processing
10.1%      Producer Durables
19.1%      Technology
 5.1%      Utilities
 0.9%      Other
 7.7%      Cash


DATA AS OF DECEMBER 31, 2001

TOP TEN HOLDINGS(2)

  Clayton Homes, Inc.                      1.97%
  International Flavors & Fragrances, Inc. 1.90%
  Charter Communications, Inc.             1.68%
  MedImmune, Inc.                          1.63%
  NRG Energy, Inc.                         1.54%
  Intuit, Inc.                             1.51%
  Office Depot, Inc.                       1.48%
  PerkinElmer, Inc.                        1.46%
  Union Planters Corporation               1.44%
  Network Associates, Inc.                 1.41%

RESULTS OF A HYPOTHETICAL $10,000 INVESTMENT
If invested on 7/12/95

                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                 RS MidCap Opportunities Fund    Russell MidCap(R) Index(3)
7/12/95                    $10,000                       $10,000
   9/95                     10,760                        10,476
  12/95                     11,240                        10,814
   3/96                     12,200                        11,465
   6/96                     13,330                        11,788
   9/96                     13,340                        12,157
  12/96                     13,956                        12,868
   3/97                     13,526                        12,763
   6/97                     15,216                        14,494
   9/97                     17,850                        16,419
  12/97                     17,082                        16,601
   3/98                     19,103                        18,395
   6/98                     18,396                        18,118
   9/98                     15,907                        15,432
  12/98                     19,071                        18,277
   3/99                     20,416                        18,192
   6/99                     23,567                        20,166
   9/99                     22,358                        18,433
  12/99                     29,773                        21,609
   3/00                     35,178                        23,789
   6/00                     30,409                        22,715
   9/00                     30,540                        24,262
  12/00                     27,905                        23,392
   3/01                     25,533                        20,937
   6/01                     27,162                        22,933
   9/01                     19,928                        18,837
  12/01                     23,995                        22,076

PERFORMANCE UPDATE


                                                                                  Total   Average Annual
                                                1-Year   5-Year Average    Return Since     Return Since
                                          Total Return    Annual Return    Inception(4)     Inception(4)
  RS MidCap Opportunities Fund                - 14.01%           11.45%         139.95%           14.47%
  Russell Midcap Index                         - 5.62%           11.40%         120.76%           13.01%
  S&P 500(R)Index(5)                          - 11.91%           10.68%         127.03%           13.50%

  Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.

(1) The sector allocation represents the entire Russell universe. The Fund's holdings are allocated to each sector based on their Russell classification. Cash includes short-term investments and net other assets and liabilities.

(2) Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.

(3) The Russell Midcap(R) Index is an unmanaged market-capitalization-weighted index that measures the performance of the 800 smallest companies in the Russell 1000(R) Index (which consists of the 1,000 largest U.S. companies based on total market capitalization). Investment results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, it does not incur fees and expenses.

(4) Inception date: July 12, 1995.

(5) The S&P 500 Index is an unmanaged market-value-weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. Investment results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, it does not incur fees and expenses.

34    CALL 1-800-766-FUND

RS SMALLER COMPANY GROWTH FUND
FOCUSING ON COMPANIES WITH MARKET CAPS OF $750 MILLION OR LESS

                                                               [GRAPHIC OMITTED]

                                                                  BILL WOLFENDEN
                                                               Portfolio Manager
                                                              For bio see page 9

RS SMALLER COMPANY GROWTH FUND

INVESTMENT STYLE

          LARGE-CAP       MID-CAP         SMALL-CAP
                                          ---------
            VALUE          BLEND           GROWTH
                                           ------

FUND PHILOSOPHY THE RS SMALLER COMPANY GROWTH FUND INVESTS IN A DIVERSIFIED PORTFOLIO OF EQUITY SECURITIES OF COMPANIES WITH MARKET CAPITALIZATIONS OF $750 MILLION OR LESS. WE SEEK SMALL COMPANIES THAT WE BELIEVE HAVE THE POTENTIAL FOR LONG-TERM CAPITAL APPRECIATION BASED ON SUPERIOR OR NICHE PRODUCTS OR SERVICES, OPERATING CHARACTERISTICS, MANAGEMENT, OR OTHER FACTORS.

During a difficult year, the Fund posted a return of 8.31%, significantly outperforming its benchmark, the Russell 2000(R) Growth Index(3), which declined 9.23%. In the fourth quarter, the Fund also exceeded the benchmark, earning 31.44%, compared with 26.16% for the index.

PORTFOLIO REVIEW Smaller-company stock performance rarely follows the dictates of the broader market. Thus it is a true stock pickers' arena. Accordingly, we run the portfolio using a bottom-up strategy. We think about the economy in the sense that we are looking for companies that can grow through the recession, but we do not do a macroeconomic analysis to pick stocks. We select from a universe of 8,000 stocks with market caps of $750 million or less. The first cut is to find companies with revenue growth of 20% per year. Once we have the growth, we look at such themes as whether the company has a sustainable competitive advantage, strong management, and a potential catalyst to unlock value. It is important for us to meet with managers and see how much they know about their customers, competitors, suppliers, and Wall Street. The quality of management is particularly critical in the small-cap arena. Valuation is also very important to us. Generally, we will not pay a premium for growth, particularly when there are many smaller companies selling at distressed prices. The Fund's current price/earnings-to-growth (PEG) ratio is a reasonable 0.7. We sell stocks when we believe that the company is overvalued, when the company misses its earnings or undergoes a management change, or when management tells us one thing and does another.

Two themes were very profitable for the portfolio: medical devices and the teen market. The Fund has benefited from its holdings in Cholestech Corporation and Conceptus, Inc. Cholestech primarily makes diagnostic tests for cholesterol and liver enzymes. Even though the company has been profitable, it had almost no Wall Street coverage. The stock has tripled in the past five months. Conceptus develops, manufactures, and markets a proprietary nonsurgical permanent birth control device for women. The device is designed to cause tissue growth that blocks the fallopian tubes. The procedure is intended to be safer, less invasive, and less costly than tubal ligation, which involves surgery, scarring, anesthesia, and several days in the hospital. Although the Conceptus procedure has not yet achieved Food and Drug Administration (FDA) approval in the United States, it has been approved in Europe, Canada, Australia, and Singapore. The potential U.S. market is very large, as 1 million tubal ligation procedures are performed here each year.

The other theme in the portfolio is the teenager, who does not know that we are in a recession. Average teenager discretionary income is about $90 a week, and every penny is spent. Hot Topic, a mall-based specialty retailer for boys and girls aged 12 to 22, has performed well during the past year. The company continues to grow its store base.

36    CALL 1-800-766-FUND

GOOD IDEAS THAT WORKED+
Realized  and  Unrealized  Gain (for the year ended  12/31/01)

  Intrado, Inc.                         $2,305,346
  O2Micro International, Ltd.           $1,868,000
  Conceptus, Inc.                       $1,525,885
  Alloy, Inc.                           $1,447,225
  Digital River, Inc.                   $1,230,821
  Fred's, Inc.                          $1,130,110
  Concurrent Computer Corporation       $1,110,567
  Hot Topic, Inc.                         $911,910
  SERENA Software, Inc.                   $892,709
  PLX Technology, Inc.                    $892,357

GOOD IDEAS AT THE TIME+
Realized and Unrealized Loss (for the year ended 12/31/01)

  Boston Communications Group, Inc.    ($1,236,676)
  Albany Molecular Research, Inc.      ($1,149,368)
  Metalink, Ltd.                       ($1,119,248)
  ProsoftTraining.com                  ($1,041,511)
  Horizon Offshore, Inc.               ($1,012,716)
  Molecular Devices Corporation        ($1,008,825)
  Interlink Electronics, Inc.            ($957,443)
  Anaren Microwave, Inc.                 ($949,347)
  Noven Pharmaceuticals, Inc.            ($901,921)
  C-bridge Internet Solutions, Inc.      ($872,558)

Stocks  that did not work  include  Metalink,  Ltd.,  an Israeli  chip  company;
Horizon Offshore, Inc., an oil services company; and Boston Communications Group, Inc., a prepaid wireless company. We continue to own Boston Communications because we like prepaid wireless as a group and it fits in with our teen theme. Teenagers are key consumers of prepaid wireless service.

SEPTEMBER 11 The market sell-off provided opportunities. A number of stocks in the Fund that were purchased after September 17, the day the markets reopened, have since doubled in value. Fortunately, the Fund had a significant amount of cash to deploy and was able to buy when everyone else was selling. For example, some software companies were selling at two times cash and two times sales. Whenever software companies get that low, it generally takes only about six months before they spring back. SERENA Software, Inc., a provider of e-business infrastructure software, was purchased at less than $10 on September 21. The stock ended the year just under $22.

OUTLOOK FOR 2002 The market environment is improving, and that bodes well for our portfolio. Coming out of recessions, small-cap growth stocks typically outperform large-cap growth stocks. Interest rates have not been this low in decades. There are still some values in technology, although the past few months have eliminated the easy money. Biotechnology is starting to look very attractive right now, as the FDA begins to clear some of its backlog.

Thank you for your continued support.

/s/ Bill Wolfenden
    Bill Wolfenden
    Portfolio  Manager

+ The realized and unrealized gains and losses represent the change in the Fund's total net assets that was attributable to the appreciation or depreciation in market value of each security listed. The effect of the dollar gain or loss on performance of the Fund is dependent on the Fund's total net assets over the year. The Fund may have held the position for the entire year or some portion thereof.

  Investing in smaller companies can involve such risks as less publicly available information than with larger companies, volatility, and less liquidity. Short selling is the sale of a borrowed security, and the price of the security can increase between the date the security is sold and the date when the Fund must replace it. Overweighting investments in certain sectors or industries increases the risk of loss due to general declines in the prices of stocks in those sectors or industries. Investments in high-technology and Internet-related sectors may be highly volatile. Options and futures may not be perfectly correlated to the underlying index or security. International investing can involve greater currency fluctuations and less political and economic stability.

                                                     www.RSinvestments.com    37

RS SMALLER COMPANY GROWTH FUND

ASSETS UNDER MANAGEMENT: $116.5 million

SECTOR ALLOCATION(1)

                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

 0.5%      Auto and Transportation
17.8%      Consumer Discretionary
 1.5%      Consumer Staples
 0.8%      Energy (non-oil)
 4.8%      Financial Services
23.4%      Health Care
 4.9%      Materials and Processing
 2.8%      Producer Durables
29.3%      Technology
 3.1%      Utilities
 0.0%      Other
11.1%      Cash

DATA AS OF DECEMBER 31, 2001

TOP TEN HOLDINGS(2)

  Conceptus, Inc.                          2.31%
  Embrex, Inc.                             2.27%
  Coinstar, Inc.                           2.25%
  Support.com, Inc.                        2.11%
  Per-Se Technologies, Inc.                1.94%
  OraSure Technologies, Inc.               1.63%
  Titan Pharmaceuticals, Inc.              1.62%
  OPNET Technologies, Inc.                 1.55%
  Monterey Pasta Company                   1.54%
  Tumbleweed Communications Corporation    1.53%

RESULTS OF A HYPOTHETICAL $10,000 INVESTMENT
If invested on 8/15/96

                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                       RS Smaller Company          Russell 2000(R)
                          Growth Fund              Growth Index(3)
8/15/96                    $10,000                    $10,000
   9/96                     10,570                     10,794
  12/96                     11,000                     10,822
   3/97                     10,200                      9,687
   6/97                     12,570                     11,388
   9/97                     15,990                     13,315
  12/97                     14,350                     12,223
   3/98                     16,570                     13,676
   6/98                     15,420                     12,890
   9/98                     11,630                     10,008
  12/98                     14,260                     12,374
   3/99                     14,410                     12,166
   6/99                     17,190                     13,960
   9/99                     16,560                     13,273
  12/99                     22,340                     17,706
   3/00                     29,880                     19,349
   6/00                     27,540                     17,923
   9/00                     28,430                     17,211
  12/00                     23,333                     13,735
   3/01                     20,299                     11,646
   6/01                     23,885                     13,740
   9/01                     19,228                      9,882
  12/01                     25,273                     12,467

PERFORMANCE UPDATE

                                                                               Total   Average Annual
                                             1-Year   5-Year Average    Return Since     Return Since
                                       Total Return    Annual Return    Inception(4)     Inception(4)
  RS Smaller Company Growth Fund              8.31%           18.10%         152.73%           18.80%
  Russell 2000 Growth Index                  -9.23%            2.87%          24.67%            4.18%
  S&P 500(R)Index(5)                        -11.91%           10.68%          87.28%           12.37%

  Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.

(1) The sector allocation represents the entire Russell universe. The Fund's holdings are allocated to each sector based on their Russell classification. Cash includes short-term investments and net other assets and liabilities.

(2) Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.

(3) The Russell 2000(R) Growth Index is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell 2000(R) Index (the 2,000 smallest companies in the Russell 3000(R) Index which consist of the 3,000 largest U.S. companies based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values. Investment results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index and, unlike the Fund, it does not incur fees and expenses.

(4) Inception date: August 15, 1996.

(5) The S&P 500 Index is an unmanaged market-value-weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. Investment results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, it does not incur fees and expenses.

38    CALL 1-800-766-FUND

RS VALUE + GROWTH FUND

SEEKING CAPITAL APPRECIATION FOR THE LONG-TERM INVESTOR

                                                              [GRAPHICS OMITTED]

                                                                    JOHN WALLACE
                                                               Portfolio Manager
                                                              For bio see page 9

RS VALUE + GROWTH FUND

INVESTMENT STYLE

          LARGE-CAP       MID-CAP         SMALL-CAP
          ---------       -------
            VALUE          BLEND           GROWTH
                           -----

FUND PHILOSOPHY THE RS VALUE + GROWTH FUND SEEKS CAPITAL APPRECIATION BY INVESTING PRIMARILY IN COMPANIES WITH FAVORABLE RELATIONSHIPS BETWEEN P/E RATIOS AND GROWTH RATES AS WELL ASIN SECTORS OFFERING ABOVE-AVERAGE GROWTH POTENTIAL. WE SEEK TO IDENTIFY BUSINESS SECTORS POISED TO BENEFIT FROM MAJOR CHANGES IN THE MARKETPLACE AND SOCIETAL TRENDS. WITHIN THESE SECTORS, WE CONDUCT BOTTOM-UP RESEARCH, LOOKING FOR WELL-MANAGED COMPANIES THAT HAVE LOW-MULTIPLE VALUATIONS RELATIVE TO THEIR PEERS AND ARE POISED TO LEVERAGE GROWTH OPPORTUNITIES.

For the year 2001, the Fund declined 20.43%, in line with its benchmark, the Russell 1000(R) Growth Index(3), which fell 20.42%. In the fourth quarter, the Fund provided investors with a return of 12.59%, compared with 15.14% for the index.

PORTFOLIO REVIEW Several areas of investment hurt the portfolio during the course of 2001. We purchased several consumer stocks, expecting the market to discount an economic recovery starting in the fourth quarter of 2001. Our assumption proved premature, especially considering the events of September 11. Our investments in the energy sector also hurt the Fund in 2001. This too is a result of the delayed economic recovery, which led to oil prices dipping below $20 per barrel for the first time in more than two years. Although these investments hurt the portfolio, we believe that both our consumer and our energy holdings will be profitable as the economy improves in the second half of 2002.

On the  positive  side,  we owned a number of  defensive  health  care  services stocks, such as hospitals and nursing homes, that continued to generate reasonably good earnings growth. These holdings include UnitedHealth Group, Inc., a hospital management company, and Johnson & Johnson, a pharmaceutical and medical device company. Our more aggressive health care holdings consisted of biotech stocks. Although not economically sensitive, they were hurt immediately after the terrorist attacks. Risk-averse investors did not wish to own companies without immediate earnings, but many of those companies were well capitalized, because they were able to raise a significant amount of money in 1999 and 2000. After the initial sell-off, investors saw that many were financially strong and faced better prospects for earnings, because the approval logjam at the Food and Drug Administration (FDA) appeared to have lifted. Among the Fund's strong performers was MedImmune, Inc., a company that specializes in fighting infectious diseases. Another factor that helped lift the prospects of biotech stocks is the fact that large pharmaceutical companies have taken an interest in their research. Pharmaceutical firms are now facing record patent expirations and are increasingly looking to biotech companies for more ideas.

Other stocks that provided excellent returns in the post-September environment include discount retailers Wal-Mart Stores, Inc., and Costco Wholesale
Corporation as well as software security firms Networks Associates, Inc., and Check Point Software Technologies Ltd.

OUTLOOK FOR 2002 The Federal Reserve Board cut short-term interest rates from 6.50% to 1.75% within a calendar year. In addition, many of the tax cuts enacted last summer become effective in 2002. This monetary and fiscal policy should help consumers get back on their feet, suggesting an

40    CALL 1-800-766-FUND

GOOD IDEAS THAT WORKED+
Realized and Unrealized Gain (for the year ended 12/31/01)

  Best Buy Co., Inc.                    $8,279,857
  AOL Time Warner, Inc.                 $4,548,000
  Microsoft Corporation                 $3,233,521
  Affiliated Computer Services, Inc.    $2,526,947
  Network Associates, Inc.              $2,396,825
  Cendant Corporation                   $2,140,382
  Network Appliance, Inc.               $2,055,744
  Applied Materials, Inc.               $1,819,217
  UTStarcom, Inc.                       $1,625,723
  Siebel Systems, Inc.                  $1,378,875

GOOD IDEAS AT THE TIME+
Realized and Unrealized Loss (for the year ended 12/31/01)

  CVS Corporation                     ($11,900,870)
  Texas Instruments, Inc.              ($9,031,372)
  Nokia Oyj, ADR                       ($8,213,793)
  Safeway, Inc.                        ($7,114,553)
  Intel Corporation                    ($6,580,164)
  Morgan Stanley Dean Witter & Company ($6,575,712)
  The Charles Schwab Corporation       ($5,595,397)
  Merrill Lynch & Co., Inc.            ($5,430,184)
  Xilinx, Inc.                         ($5,289,019)
  Walgreen Company                     ($4,890,921)

economic recovery sometime in 2002. We are also encouraged by the fact that the market has rediscovered fundamentals and regained an appreciation for earnings and valuations. This is an excellent environment for the Fund's valuation-sensitive approach, and we believe it is well positioned to achieve attractive returns in the years ahead.

Thank you for your continued support.

/s/ John Wallace
    John Wallace
    Portfolio  Manager

+ The realized and unrealized gains and losses represent the change in the Fund's total net assets that was attributable to the appreciation or depreciation in market value of each security listed. The effect of the dollar gain or loss on performance of the Fund is dependent on the Fund's total net assets over the year. The Fund may have held the position for the entire year or some portion thereof.

  Overweighting investments in certain sectors or industries increases the risk of loss due to general declines in the prices of stocks in those sectors or industries. Short selling is the sale of a borrowed security, and the price of the security can increase between the date the security is sold and the date when the Fund must replace it. Investments in high-technology and Internet-related sectors may be highly volatile. Options and futures may not be perfectly correlated to the underlying index or security. International investing can involve greater currency fluctuations and less political and economic stability.

                                                     www.RSinvestments.com    41

RS VALUE + GROWTH FUND

ASSETS UNDER MANAGEMENT: $297.6 million

SECTOR ALLOCATION(1)

                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

 1.2%        Auto and Transportation
24.3%        Consumer Discretionary
 7.4%        Consumer Staples
 9.9%        Energy (non-oil)
 9.8%        Financial Services
17.6%        Health Care
 3.5%        Materials and Processing
 6.8%        Producer Durables
16.5%        Technology
 3.5%        Utilities
 1.1%        Other
-1.6%        Cash

DATA AS OF DECEMBER 31, 2001

TOP TEN HOLDINGS(2)

  Costco Wholesale Corporation             4.47%
  UnitedHealth Group, Inc.                 3.57%
  Cardinal Health, Inc.                    2.93%
  Walgreen Company                         2.83%
  Clear Channel Communications, Inc.       2.57%
  MetLife, Inc.                            2.52%
  Comcast Corporation                      2.42%
  Wal-Mart Stores, Inc.                    2.42%
  Johnson & Johnson                        2.38%
  International Flavors & Fragrances, Inc. 2.20%

RESULTS OF A HYPOTHETICAL $10,000 INVESTMENT
If invested on 5/12/92
                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                    RS Value + Growth Fund     Russell 1000(R) Growth Index(3)
5/12/92                    $10,000                        $10,000
   6/92                      9,801                          9,766
   9/92                     10,099                         10,193
  12/92                     11,004                         10,903
   3/93                     11,933                         10,810
   6/93                     11,943                         10,643
   9/93                     12,843                         10,801
  12/93                     13,378                         11,217
   3/94                     13,890                         10,722
   6/94                     13,276                         10,611
   9/94                     15,560                         11,428
  12/94                     16,469                         11,511
   3/95                     18,927                         12,607
   6/95                     23,086                         13,845
   9/95                     27,536                         15,102
  12/95                     23,501                         15,790
   3/96                     22,651                         16,638
   6/96                     23,429                         17,696
   9/96                     24,964                         18,334
  12/96                     26,819                         19,441
   3/97                     26,198                         19,545
   6/97                     30,483                         23,242
   9/97                     35,511                         24,989
  12/97                     30,523                         25,368
   3/98                     34,486                         29,212
   6/98                     36,066                         30,538
   9/98                     31,352                         27,764
  12/98                     38,898                         35,187
   3/99                     42,710                         37,424
   6/99                     43,746                         38,864
   9/99                     40,909                         37,441
  12/99                     49,958                         46,855
   3/00                     57,100                         50,194
   6/00                     53,620                         48,838
   9/00                     48,924                         46,212
  12/00                     44,416                         36,348
   3/01                     39,744                         28,751
   6/01                     38,228                         31,172
   9/01                     31,391                         25,121
  12/01                     35,344                         28,925

PERFORMANCE UPDATE

                                                                           Total   Average Annual
                                         1-Year   5-Year Average    Return Since     Return Since
                                   Total Return    Annual Return      Inception(4)       Inception(4)
  RS Value + Growth Fund               -20.43%            5.68%         253.44%           13.99%
  Russell 1000 Growth Index            -20.42%            8.27%         189.25%           11.64%
  S&P 500(R)Index(5)                   -11.91%           10.68%         234.13%           13.33%

  Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.

(1) The sector allocation represents the entire Russell universe. The Fund's holdings are allocated to each sector based on their Russell classification. Cash includes short-term investments and net other assets and liabilities.

(2) Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.

(3) The Russell 1000(R) Growth Index is an unmanaged market-capitalization-weighted index that measures the performance of THOSE COMPANIES IN THE RUSSELL 1000(R) INDEX (WHICH CONSISTS OF THE 1,000 LARGEST U.S. COMPANIES BASED ON TOTAL MARKET CAPITALIZATION) with higher price-to-book ratios and higher forecasted growth values. Investment results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, it does not incur fees and expenses.

(4) Inception date: May 12, 1992.

(5) The S&P 500 Index is an unmanaged market-value-weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. Investment results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, it does not incur fees and expenses.

42    CALL 1-800-766-FUND

THE CONTRARIAN FUND(TM)
SEEKING OUT-OF-FAVOR AND NEW DISCOVERY INVESTMENTS

                                                               [GRAPHIC OMITTED]

                                                                     ANDY PILARA
                                                               Portfolio Manager
                                                              For bio see page 9

THE CONTRARIAN FUND(TM)

INVESTMENT STYLE

          LARGE-CAP       MID-CAP         SMALL-CAP
          ---------       -------         ---------
            VALUE          BLEND           GROWTH
                           -----

FUND PHILOSOPHY THE CONTRARIAN FUND(TM) SEEKS TO ACHIEVE MAXIMUM LONG-TERM GROWTH OF CAPITAL BY INVESTING WORLDWIDE IN GROWING COMPANIES THAT ARE ATTRACTIVELY PRICED. THE FUND INVESTS ON A GLOBAL BASIS IN AN EFFORT TO MAKE TIMELY INVESTMENTS IN NEW-DISCOVERY IDEAS OR IN COMPANIES AND INDUSTRIES THAT ARE NEGLECTED, UNPOPULAR, OR OVERLOOKED. WHEN APPROPRIATE THE FUND WILL SELL STOCKS SHORT.

For the year 2001, the Fund, while posting a negative return, held its value much better than its benchmark, the Morgan Stanley Capital International (MSCI) All-Country (AC) World Free Index(2). The Fund lost 8.25%, whereas the benchmark fell 15.91%. For the fourth quarter, both the Fund and the index gained some ground, returning 9.64% and 9.42%, respectively.

After a long and successful subadvisor relation-ship with Rick Barry of Eastbourne Capital Management, beginning January 1, 2002, the Fund will be managed entirely in-house at RS Investments. We would like to thank Rick for his many contributions to the portfolio and wish him and his firm well. Also effective on that date, the Fund's management fee will be reduced from 1.50% to 1.00%.

PORTFOLIO REVIEW Our investment process begins with a search for inexpensive companies with good business models. The key to a company's creating shareholder value, we believe, is a return on capital that is higher than the weighted average cost of capital. In a difficult economic environment such as we have seen this past year, it is more important than ever for companies to be vigilant about how they allocate capital.

Entering 2001 we were cautious about the economy and corporate profits. The Fund's strong performance came from our consumer holdings, primarily in food and food services, as well as our investments in utilities. In the beginning of the year, food producer Fresh Del Monte Produce, Inc., was selling at about $4. Our earnings estimate, was $1.50 per share, so its price/earnings ratio was less than three times earnings. The stock is now about $15 and still reasonably priced for a company with an excellent return on capital. Another top performer was SUPERVALU, INC. a supermarket retailer and food distributor to grocery stores. We also had success with a number of consumer companies, including The Gillette Company and Philip Morris Companies, Inc., as well as health care company Guidant Corpo-ration, a leading maker of cardiac pacing devices.

We held a number of energy utility companies earlier in the year as part of our defensive strategy: Duke Energy Corporation; The Williams Companies, Inc.; and El Paso Corporation made significant contributions to the Fund. We were fortunate to sell these positions before electricity prices declined sharply. We did, however, retain one utility a bit longer--Exelon Corporation, a nuclear plant operator. Nuclear plants have the lowest variable costs in the generation of electricity, and consequently we believed that the company would be less sensitive to volatile pricing. Unfortunately, it too fell prey to falling prices.

The recession reduced demand for oil and gas at a time when supply was adequate. As a result, energy stocks suffered. Through the course of the year, however, we had begun to shift our emphasis from natural gas to coal, an inexpensive option for electricity generation. With the closure of coal mines in the United States and an increase

44    CALL 1-800-766-FUND

GOOD IDEAS THAT WORKED+
Realized and Unrealized Gain (for the year ended 12/31/01)

  Fresh Del Monte Produce, Inc.         $5,699,393
  WorldCom, Inc.-- WorldCom Group       $1,552,933
  Dole Food Company, Inc.               $1,335,586
  Duke Energy Corporation                 $827,263
  SUPERVALU, INC.                         $781,460
  The Gillette Company                    $478,731
  Bunge, Ltd.                             $475,684
  Guidant Corporation                     $405,029
  The Williams Companies, Inc.            $231,736
  El Paso Corporation                     $228,007

GOOD IDEAS AT THE TIME+
Realized and Unrealized Loss (for the year ended 12/31/01)

  Ivanhoe Energy, Inc.                 ($4,520,670)
  Metromedia International Group, Inc. ($2,162,408)
  Exelon Corporation                   ($1,621,976)
  BJ Services Company                  ($1,047,220)
  Constellation Energy Group             ($865,957)
  NiSource, Inc.                         ($858,080)
  Sirius Satellite Radio, Inc.           ($732,300)
  Anderson Exploration, Ltd.             ($678,374)
  Hollinger Canadian Newspaper, Ltd.     ($635,790)
  Allegheny Energy,  Inc.                ($599,109)

in demand, we believe that coal will produce less variability in income streams over the next three or four years.

In the past we found excellent value in real estate stocks. For example, when we purchased Brookfield Properties Corporation, which owns and develops office buildings in major markets in the United States and Canada, the stock was selling at 50% of its net asset values. These values have risen substantially over the past two years. The cycle has matured, with rent increases leveling and vacancies rising. By the end of the year, we had sold most of our real estate positions.

SEPTEMBER 11 In our view September 11 was a human tragedy, not a stock market tragedy. It accelerated the recession and corporate profit shortfalls that we were already experiencing. Yes, the market was affected in the short run, but we do not think the effect will be long-term. This past September turned out to be a good time to buy stocks, not sell them.

OUTLOOK FOR 2002 We are having a synchronized global recession, and we will probably have a synchronized recovery. Those demand positives are going to be coming at a time when we have not built supply of certain commodities. Energy stocks are also likely to do better with a pickup in the economy.

Thank you for your continued support.

/s/ Andy Pilara
    Andy Pilara
    Portfolio Manager

+ The realized and unrealized gains and losses represent the change in the Fund's total net assets that was attributable to the appreciation or depreciation in market value of each security listed. The effect of the dollar gain or loss on performance of the Fund is dependent on the Fund's total net assets over the year. The Fund may have held the position for the entire year or some portion thereof.

  Contrarian investing involves taking investment positions that are contrary to those of most investors; and, therefore, what is believed to be the unrecognized value in a security may not be realized for a substantial period of time, if ever. International investing can involve greater currency fluctuations and less political and economic stability. Investing in a more limited number of issuers and sectors can be subject to greater market fluctuation. Investing in smaller companies can involve such risks as less publicly available information than with larger companies, volatility, and less liquidity. Short selling is the sale of a borrowed security, and the price of the security can increase between the date the security is sold and the date when the Fund must replace it. The use of leverage increases market exposure and risk and may result in losses. Options and futures may not be perfectly correlated to the underlying index or security.

                                                     www.RSinvestments.com    45

THE CONTRARIAN FUND(TM)

ASSETS UNDER MANAGEMENT: $66.9 million

SECTOR ALLOCATION

                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

 6.4%      Consumer Discretionary
24.3%      Consumer Staples
17.2%      Energy
10.5%      Financials
 4.4%      Health Care
 2.1%      Industrials
17.2%      Materials
 2.8%      Telecommunication Services
15.1%      Cash

DATA AS OF DECEMBER 31, 2001

TOP TEN HOLDINGS(1)

  Fresh Del Monte Produce, Inc.           10.34%
  Ivanhoe Energy, Inc.                     5.53%
  Berkshire Hathaway, Inc.                 5.32%
  The Gillette Company                     5.30%
  Dole Food Company, Inc.                  5.21%
  Citigroup, Inc.                          4.15%
  PanCanadian Energy Corporation           4.06%
  ChevronTexaco Corporation                4.02%
  African Minerals Ltd.                    3.13%
  Bunge, Ltd.                              2.49%

RESULTS OF A HYPOTHETICAL $10,000 INVESTMENT
If invested on 6/30/93
                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                 The Contrarian Fund(TM)    MSCI AC World Free Index(2)
 6/93                    $10,000                    $10,000
 9/93                      9,559                     10,512
12/93                     11,186                     10,816
 3/94                     12,098                     10,856
 6/94                     11,618                     11,162
 9/94                     11,078                     11,538
12/94                     10,568                     11,359
 3/95                     10,739                     11,762
 6/95                     12,626                     12,327
 9/95                     13,308                     12,989
12/95                     13,830                     13,570
 3/96                     16,731                     14,144
 6/96                     16,038                     14,584
 9/96                     16,440                     14,737
12/96                     16,828                     15,361
 3/97                     17,062                     15,515
 6/97                     16,036                     17,837
 9/97                     15,244                     18,260
12/97                     11,862                     17,665
 3/98                     12,127                     20,111
 6/98                     10,769                     20,274
 9/98                      7,520                     17,786
12/98                      7,984                     21,545
 3/99                      8,392                     22,396
 6/99                     10,214                     23,661
 9/99                     10,623                     23,282
12/99                     11,042                     27,322
 3/00                     10,700                     27,641
 6/00                     11,793                     26,588
 9/00                     12,533                     25,148
12/00                     12,180                     23,515
 3/00                     12,080                     27,641
 6/00                     12,577                     26,588
 9/01                     10,192                     18,070
12/01                     11,175                     19,773

PERFORMANCE UPDATE

                                                                       Total   Average Annual
                                     1-Year   5-Year Average    Return Since     Return Since
                               Total Return    Annual Return    Inception(3)     Inception(3)
  The Contrarian Fund(TM)            -8.25%           -7.86%          11.75%            1.31%
  MSCI AC World Free Index          -15.91%            5.18%          97.73%            8.34%
  S&P 500(R)Index(4)                -11.91%           10.68%         198.70%           13.72%

  Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.

(1) Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.

(2) The Morgan Stanley Capital International (MSCI) All Country (AC) World Free Index is an unmanaged market-capitalization-weighted index composed of companies representative of the market structure of 49 developed and emerging market countries. Investment results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, it does not incur fees and expenses.

(3) Inception date: June 30, 1993.

(4) The S&P 500 Index is an unmanaged market-value-weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. Investment results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, it does not incur fees and expenses.

46   CALL 1-800-766-FUND

RS GLOBAL NATURAL RESOURCES FUND

FOCUSING PRIMARILY ON HARD-ASSET COMPANIES

                                                               [GRAPHIC OMITTED]

                                                                     ANDY PILARA
                                                               Portfolio Manager
                                                              For bio see page 9

RS GLOBAL NATURAL RESOURCES FUND

INVESTMENT STYLE

          LARGE-CAP       MID-CAP         SMALL-CAP
          ---------       -------
            VALUE          BLEND           GROWTH
                           -----

FUND PHILOSOPHY THE RS GLOBAL NATURAL RESOURCES FUND SEEKS LONG-TERM CAPITAL APPRECIATION BY INVESTING IN COMPANIES PRINCIPALLY ENGAGED IN THE DISCOVERY, DEVELOPMENT, PRODUCTION, OR DISTRIBUTION OF NATURAL RESOURCES; THE DEVELOPMENT OF TECHNOLOGIES FOR THE PRODUCTIONOR EFFICIENT USE OF NATURAL RESOURCES; OR THE FURNISHING OF RELATED SUPPLIES OR SERVICES.

For the year 2001, the Fund provided investors with a modest return of 0.61%. It significantly outperformed the Lipper Natural Resources Index,(2) however, which fell 12.58%. For the fourth quarter, the Fund and the index returned 9.68% and 12.14%, respectively.

MARKET ENVIRONMENT The recession reduced demand for oil and gas, and the stocks suffered accordingly. We have shifted our emphasis to coal, an inexpensive option for electricity generation. The Fund entered the year with a strong focus on energy and it went out focusing on metal and mining and other industrials.

PORTFOLIO REVIEW We look for companies with strong management and a great portfolio of assets selling at a low multiple to cash flow. Our key question is whether a company's return on capital is higher than its capital costs. If so, the firm can create wealth for shareholders. We believe that companies that intelligently allocate capital will generate positive earnings. We also look for low variability in cash flow.

The top performer for the year was not an energy stock or one associated with the metal and mining industry. It was a food producer--Fresh Del Monte Produce, Inc.--which rose from $4 to $15 and is stilL selling at a reasonable 10 times earnings. Other than food, strong performers included Canadian energy companies Oiltec Resources, Ltd., PanCanadian Energy Corporation, and Talisman Energy, Inc. We favor Canadian energy companies because we believe that they are less expensive but have exploration expertise comparable to their U.S. counterparts. PanCanadian Energy offers among the highest rates of return on investment in the oil industry, and Talisman Energy is selling at three times cash flow. One oil and gas exploration stock, PYR Energy Corporation, was a poor performer for the Fund, primarily because the company's first three wells yielded disappointing results. Essentially, we paid too high a price for expected reserves.

Our energy exposure has a different look than it did at the beginning of this year, because we shifted our emphasis from natural gas to coal. With the closure of coal mines in the United States and an increase in demand, we believe that coal will produce less variability in income streams over the next three or four years than will other forms of energy. Furthermore, coal prices are increasing for the first time in 20 years.

On the industrial side, we look for industries in which we see very little addition to capacity, which leads us to aluminum, nickel, and paper. We took advantage of the depressed economic environment and bought paper companies at just two and three times normalized cash flow multiples.

SEPTEMBER 11 In our view September 11 was a human tragedy, not a stock market tragedy. The attacks accelerated the recession and corporate profit shortfalls, but we made very few changes because of them. The areas in which we focus--natural resources, real estate, and metals--performed relatively well, as would be

48    CALL 1-800-766-FUND

GOOD IDEAS THAT WORKED+
Realized and Unrealized Gain (for the year ended 12/31/01)

  Fresh Del Monte Produce, Inc.         $2,772,986
  African Minerals, Ltd.                  $408,240
  Duke Energy Corporation                 $330,280
  Vermilion Resources, Ltd.               $262,617
  Benson Petroleum, Ltd.                  $221,116
  Oiltec Resources, Ltd.                  $205,573
  Murphy Oil Corporation                  $196,079
  Questar Corporation                     $163,289
  El Paso Corporation                     $119,111
  Cadiz, Inc.                              $79,800

GOOD IDEAS AT THE TIME+
Realized and Unrealized Loss (for the year ended 12/31/01)

  PYR Energy Corporation               ($1,540,916)
  BJ Services Company                    ($634,537)
  Canadian Natural Resources, Ltd.       ($509,852)
  Falconbridge, Ltd.                     ($357,912)
  Massey Energy Company                  ($355,706)
  St. Mary Land & Exploration Company    ($323,011)
  Teck Cominco, Ltd.                     ($319,150)
  Precision Drilling Corporation         ($304,808)
  Ensign Resource Service Group, Inc.    ($235,080)
  CONSOL Energy, Inc.                    ($133,510)

expected in times of duress. So far as terrorism is concerned, it need not hurt stock market returns over the long term. The Israeli stock market has produced compounded annual returns of about 15% over the past decade.

OUTLOOK FOR 2002 We are experiencing a global recession and will probably have a synchronized global recovery, led by the United States. Stronger demand will be coming at a time when we have not built supply of certain commodities, which bodes well for the stocks of commodity companies. The energy component of the Fund, which was over 55% of total assets at the beginning of the year, is now 19%, because we reduced the natural-gas component. Energy will likely end 2002 at a much higher percentage of the portfolio, however, as oil and gas fundamentals improve. Currently, we remain cautious, because inventories of natural gas are still the highest in history, and the winter weather across the United States has been mild.

Thank you for your continued support.

/s/ Andy Pilara
    Andy Pilara
    Portfolio  Manager

+ The realized and unrealized gains and losses represent the change in the Fund's total net assets that was attributable to the appreciation or depreciation in market value of each security listed. The effect of the dollar gain or loss on performance of the Fund is dependent on the Fund's total net assets over the year. The Fund may have held the position for the entire year or some portion thereof.

  Investing in a particular sector can involve greater market fluctuation. International investing can involve greater currency fluctuations and less political and economic stability. Short selling is the sale of a borrowed security, and the price of the security can increase between the date the security is sold and the date when the Fund must replace it. Options and futures may not be perfectly correlated to the underlying index or security.

                                                     www.RSinvestments.com    49

RS GLOBAL NATURAL RESOURCES FUND

ASSETS UNDER MANAGEMENT: $21.8 million

SECTOR ALLOCATION

                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

15.0%      Consumer Staples
19.2%      Energy
 8.8%      Energy Services
42.1%      Materials
 4.0%      Utilities
10.9%      Cash

DATA AS OF DECEMBER 31, 2001

TOP TEN HOLDINGS(1)

  Fresh Del Monte Produce, Inc.            9.81%
  Oiltec Resources, Ltd.                   7.71%
  Massey Energy Company                    5.76%
  Canfor Corporation                       5.56%
  Teck Cominco, Ltd.                       5.49%
  Norske Skog Canada, Ltd.                 5.23%
  Cadiz, Inc.                              5.16%
  Sherritt International Corporation       4.43%
  ChevronTexaco Corporation                4.11%
  Westmoreland Coal Company                4.03%

RESULTS OF A HYPOTHETICAL $10,000 INVESTMENT
If invested on 11/15/95

                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

             RS Global Natural   Lipper Natural
              Resources Fund   Resources Index(2)  S&P500(R) Index(3)
11/15/95          $10,000          $10,000             $10,000
   12/95           10,120           10,824              10,398
    3/96           11,860           11,706              10,958
    6/96           12,330           12,245              11,442
    9/96           13,140           12,705              11,801
   12/96           14,290           13,949              12,788
    3/97           13,340           13,414              13,130
    6/97           13,720           14,793              15,415
    9/97           14,770           17,274              16,571
   12/97           11,840           16,005              17,053
    3/98           12,459           16,610              19,430
    6/98           11,110           15,528              20,059
    9/98            8,614           13,011              18,069
   12/98            7,761           12,305              21,925
    3/99            8,125           13,434              23,009
    6/99           10,403           15,952              24,626
    9/99           10,528           16,114              23,086
   12/99            9,498           16,430              26,535
    3/00            9,842           18,369              27,132
    6/00           10,736           19,072              26,410
    9/00           11,589           20,438              26,153
   12/00           11,953           21,232              24,107
    3/01           12,130           20,185              21,249
    6/01           12,931           19,590              22,487
    9/01           10,965           16,553              19,178
   12/01           12,026           18,561              21,236

PERFORMANCE UPDATE

                                                                                  Total   Average Annual
                                                1-Year   5-Year Average    Return Since     Return Since
                                          Total Return    Annual Return    Inception(4)     Inception(4)
  RS Global Natural Resources Fund               0.61%           -3.39%          20.26%            3.05%
  Lipper Natural Resources Index               -12.58%            5.88%          85.61%           10.61%
  S&P 500 Index                                -11.91%           10.68%         112.36%           13.07%

  Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.

(1) Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.

(2) The Lipper Natural Resources Index is an unmanaged, equally weighted index of the largest mutual funds in the Lipper Natural Resources investment objective, adjusted for the reinvestment of capital gains distributions and income dividends. You may not invest in the index, and, unlike the Fund, it does not incur fees and expenses.

(3) The S&P 500 Index is an unmanaged market-value-weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. Investment results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, it does not incur fees and expenses.

(4) Inception date: November 15, 1995.

50    CALL 1-800-766-FUND

RS PARTNERS FUND
A SMALL-CAP FUND USING A CASH FLOW VALUE METHODOLOGY

                                                               [GRAPHIC OMITTED]

                                                                     ANDY PILARA
                                                               Portfolio Manager
                                                              For bio see page 9

RS PARTNERS FUND

INVESTMENT STYLE

          LARGE-CAP       MID-CAP         SMALL-CAP
                                          ---------
            VALUE          BLEND           GROWTH
            -----

FUND PHILOSOPHY THE RS PARTNERS FUND SEEKS LONG-TERM CAPITAL GROWTH BY INVESTING IN EQUITY SECURITIES -- PRIMARILY OF COMPANIES WITH MARKET CAPITALIZATIONS OF UP TO $1.5 BILLION -- USING A VALUE METHODOLOGY COMBINING GRAHAM & DODD BALANCE SHEET ANALYSIS WITH CASH FLOW ANALYSIS.

For the year 2001, the Fund outperformed its benchmark, the Russell 2000(R) Value Index(2), earning 16.72%, while the benchmark gained 14.03%. For the fourth quarter, the Fund lagged the benchmark, posting a return of 12.99%, compared with 16.72% for the index.

A YEAR OF CAUTION Entering 2001 we were very cautious about the economy and corporate profits. As a result, we focused on non-economically sensitive areas, such as consumer staples, which represented about one-third of the portfolio by year-end. Our strategy here proved successful. The top-performing stocks in the portfolio were food companies, specifically fresh produce. We pared down our oil and gas positions, as reduced individual demand and a short-term increase in supplies portended a drop in energy prices.

PORTFOLIO REVIEW Our investment process begins with a search for inexpensive companies with good business models. But beyond this we are also interested in industries in which there is positive structural change taking place, particularly when the rest of Wall Street is not noticing those changes. Our diligence has led us to our successful investment in the fresh produce industry, which is currently undergoing a structural change in the procurement, marketing, and sale of bananas that will result in less variability in the cash flows of these companies. They can now achieve a higher valuation, because the market sees variability as risk.

Two of our top companies--Fresh Del Monte Produce, Inc., and Dole Food Company, Inc.--along with Chiquita Brands International, Inc. are part of a group thaT represents more than 80% of the world's fresh produce market. In the beginning of the year, Fresh Del Monte, which produces, transports, and markets fresh produce worldwide, was selling at about $4. Our earnings estimate was $1.50 per share, so its price/earnings ratio was less than three times earnings. The stock is now about $15 and is still reasonably priced for a company with an excellent return on capital. The Del Monte brand name, which includes bananas, pineapples, plums, peaches, melons, and other fruit, has been in existence since 1892.

We also found attractive opportunities in commodity companies such as aluminum, copper, nickel, and forest products. These industries will not see much capacity coming on line in the next two years. The lack of supply means higher prices and increased profits. In mining, the Fund has a significant position in Teck Cominco, Ltd., a Canadian producer and refiner of gold, copper, zinc, and other metals. The stock has not performed well this year, but we believe that the company is selling at about 50% of its net asset value. Among paper companies our favorite is Norske Skog Canada, Ltd., a newsprint firm selling at $4.26 with earnings potential of $1.25 per share. Due to the recession, advertising has been in steep decline, and ad lineage is down as much as 35%. Taking advantage of this depressed environment, we bought paper companies at just two and three times normalized cash flow multiples.

The recession also reduced demand for oil and gas, and the stocks suffered accordingly. We have shifted our emphasis to coal, an inexpensive option for electricity generation. With the closure of coal mines in the United States and an increase in demand, we believe that continental coal prices

52    CALL 1-800-766-FUND

GOOD IDEAS THAT WORKED+
Realized  and  Unrealized  Gain (for the year ended  12/31/01)

  Fresh Del Monte Produce, Inc.         $4,684,936
  Dole Food Company, Inc.               $2,398,425
  MAXXAM, Inc.                          $1,208,883
  Bunge, Ltd.                           $1,094,521
  Fyffes PLC                            $1,064,460
  Alliance Energy, Inc.                   $709,505
  Intertape Polymer Group, Inc.           $585,493
  The 3DO Company                         $566,310
  Duke Energy Corporation                 $491,838
  Monolithic System Technology, Inc.      $437,225

GOOD  IDEAS AT THE TIME+
Realized and Unrealized Loss (for the year ended 12/31/01)

  Massey Energy Company                ($1,482,954)
  General Motors Corporation           ($1,342,078)
  PYR Energy Corporation               ($1,242,911)
  Fox Entertainment Group, Inc.        ($1,060,436)
  Metromedia International Group, Inc.   ($895,177)
  WorldPort Communications, Inc.         ($833,068)
  GATX Corporation                       ($830,530)
  National Golf Properties, Inc.         ($780,393)
  The Men's Wearhouse, Inc.              ($600,050)
  Allied Riser Communications
    Corporation                          ($581,493)

will be trending higher over the next three to four years. We also see coal company cash flows materially increasing during that time.

SEPTEMBER 11 In our view September 11 was a human tragedy, not a stock market one. It accelerated the recession and corporate profit shortfalls that we were already experiencing.
We did not hastily invest in industries that were affected by the tragedy. Although defense expenditures will be larger, these stocks were not attractively priced. Transportation also fell dramatically, but we do not believe that the airline industry is a high-quality business. After examining hotel stocks, we passed on that group as well, which in hindsight was probably a mistake.

THE  CASE  FOR  SMALL-CAP  VALUE  Historically,   small-cap  value  stocks  have
outperformed large-caps coming out of a recession. The duration of that outperformance has historically lasted a number of years. If you look at the S&P 500(R) Index, the largest-cap companies still have the highest price/earnings ratios. Three years ago this disparity was justified, because the rates of return on larger companies exceeded those of smaller ones. That gap has been closing, however, particularly as foreign competition has intensified, a factor that does not generally affect small-cap stocks. During 1998-1999 growth outperformed value by an unprecedented magnitude. We are making up that difference now.

OUTLOOK FOR 2002 Because we see the economy recovering in 2002, consumer staples will likely represent a smaller portion of the portfolio. An improving economy may also cause interest rates to rise, thereby lowering the value of real estate. This is why we had sold some of our real estate investments, which were among the best performers in 2000 and 2001. Finally, industrial and energy stocks are likely to do better with a pickup in the economy, so we will be adding positions in those sectors.

Thank you for your continued support.

/s/ Andy Pilara
    Andy Pilara
    Portfolio Manager

+ The realized and unrealized gains and losses represent the change in the Fund's total net assets that was attributable to the appreciation or depreciation in market value of each security listed. The effect of the dollar gain or loss on performance of the Fund is dependent on the Fund's total net assets over the year. The Fund may have held the position for the entire year or some portion thereof.

  International investing can involve greater currency fluctuations and less political and economic stability. Investing in a more limited number of issuers and sectors can be subject to greater market fluctuation. Investing in smaller companies can involve such risks as less publicly available information than with larger companies, volatility, and less liquidity. Options and futures may not be perfectly correlated to the underlying index or security.

                                                     www.RSinvestments.com    53

RS PARTNERS FUND

ASSETS UNDER MANAGEMENT: $71.6 million

SECTOR ALLOCATION

                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

 3.6%      Consumer Discretionary
32.4%      Consumer Staples
 7.3%      Energy
 2.2%      Financials
 6.0%      Health Care
 8.0%      Industrials
 4.1%      Information Technology
22.9%      Materials
13.5%      Cash

DATA AS OF DECEMBER 31, 2001

TOP TEN HOLDINGS(1)

  Fresh Del Monte Produce, Inc.            9.85%
  Cadiz, Inc.                              6.47%
  Fyffes PLC                               5.87%
  Norske Skog Canada, Ltd.                 5.79%
  Westmoreland Coal Company                5.53%
  Bunge, Ltd.                              5.10%
  Dole Food Company, Inc.                  5.06%
  TEPPCO Partners, L.P.                    5.03%
  Teck Cominco, Ltd.                       4.68%
  AMERIGROUP Corporation                   4.42%

RESULTS OF A HYPOTHETICAL $10,000 INVESTMENT
If invested on 7/12/95
                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                      RS Partners Fund     Russell 2000(R) Value Index(2)
7/12/95                    $10,000                    $10,000
   9/95                     10,190                     10,532
  12/95                     10,390                     10,839
   3/96                     12,300                     11,314
   6/96                     13,640                     11,777
   9/96                     14,070                     11,952
  12/96                     14,873                     13,155
   3/97                     14,975                     13,122
   6/97                     16,177                     15,103
   9/97                     18,173                     17,049
  12/97                     17,561                     17,336
   3/98                     18,999                     18,784
   6/98                     17,146                     18,105
   9/98                     13,167                     14,869
  12/98                     12,779                     16,218
   3/99                     12,391                     14,646
   6/99                     13,832                     17,070
   9/99                     13,234                     15,735
  12/99                     13,256                     15,976
   3/00                     13,732                     16,587
   6/00                     14,486                     16,911
   9/00                     17,113                     18,152
  12/00                     17,423                     19,623
   3/01                     18,609                     19,814
   6/01                     21,147                     22,119
   9/01                     17,999                     19,170
  12/01                     20,337                     22,375

PERFORMANCE UPDATE

                                                                                      Total   Average Annual
                                                    1-Year   5-Year Average    Return Since     Return Since
                                              Total Return    Annual Return    Inception(3)     Inception(3)
  RS Partners Fund                                  16.72%            6.46%         103.37%           11.58%
  Russell 2000 Value Index                          14.03%           11.21%         123.75%           13.24%
  S&P 500(R) Index(4)                              -11.91%           10.68%         127.03%           13.50%

  Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.

(1) Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.

(2) The Russell 2000(R) Value Index is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell 2000(R) Index (The 2,000 smallest companies in the Russell 3000(R) Index which consists of the 3,000 largest U.S. companies based on total market capitalizations) with loweR price-to-book ratios and lower forecasted growth values. Investment results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, it does not incur fees and expenses.

(3) Inception date: July 12, 1995.

(4) The S&P 500 Index is an unmanaged market-value-weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. Investment results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, it does not incur fees and expenses.

54    CALL 1-800-766-FUND

                                                           FINANCIAL INFORMATION
--------------------------------------------------------------------------------

                                                    Year Ended December 31, 2001

SCHEDULE OF INVESTMENTS - AGGRESSIVE GROWTH FUND

December 31, 2001                                  Shares              Value
----------------------------------------------------------------------------
COMMON STOCKS -- 95.6%
ADVERTISING AGENCIES -- 1.4%
Lamar Advertising Company                          33,400       $  1,414,156
----------------------------------------------------------------------------
                                                                   1,414,156
BANKS -- 1.5%
Wilmington Trust Corporation(1)                    22,900          1,449,799
----------------------------------------------------------------------------
                                                                   1,449,799
BIOTECHNOLOGY RESEARCH & PRODUCTION -- 2.6%
Abgenix, Inc.                                      36,300          1,221,132
Immunex Corporation                                46,900          1,299,599
----------------------------------------------------------------------------
                                                                   2,520,731
CABLE TELEVISION SERVICES -- 4.1%
EchoStar Communications Corporation,
  Class A                                          87,000          2,389,890
Liberty Media Corporation, Class A                120,000          1,680,000
----------------------------------------------------------------------------
                                                                   4,069,890
COMMUNICATIONS & MEDIA -- 1 7%
AOL Time Warner Inc.                               51,500          1,653,150
----------------------------------------------------------------------------
                                                                   1,653,150
COMMUNICATIONS TECHNOLOGY -- 4.2%
DMC Stratex Networks, Inc.                        139,200          1,082,976
Juniper Networks, Inc.                             26,100            494,595
Research In Motion Limited                         47,700          1,131,444
Sirenza Microdevices, Inc.                         87,100            530,439
Tellium, Inc.                                     138,700            864,101
----------------------------------------------------------------------------
                                                                   4,103,555
COMPUTER SERVICES, SOFTWARE & SYSTEMS -- 23.3%
Agile Software Corporation                        115,600          1,990,632
BEA Systems, Inc.                                  62,800            967,120
Business Objects S.A., ADR(3)                      58,200          1,967,160
Concord Communications, Inc.                       68,800          1,420,720
Embarcadero Technologies, Inc.                     52,700          1,275,340
HPL Technologies, Inc.                             43,900            783,615
Informatica Corporation                            54,200            786,442
Macrovision Corporation                             4,600            162,012
Mercury Interactive Corporation                    36,600          1,243,668
Microsoft Corporation                              55,600          3,683,500
NetIQ Corporation                                  34,500          1,216,470
Openwave Systems, Inc.                            100,300            981,937
PeopleSoft, Inc.                                   24,200            972,840
Quest Software, Inc.                               57,200          1,264,692
SeeBeyond Technology Corporation                  130,500          1,265,850
Siebel Systems, Inc.                               45,000          1,259,100
webMethods, Inc.                                   99,800          1,672,648
----------------------------------------------------------------------------
                                                                  22,913,746
COMPUTER TECHNOLOGY -- 2.4%
Network Appliance, Inc.                            31,300            684,531
NVIDIA Corporation                                 24,900          1,665,810
----------------------------------------------------------------------------
                                                                   2,350,341
DRUGS & PHARMACEUTICALS -- 1.9%
Barr Laboratories, Inc.                            12,450            988,032
Taro Pharmaceutical Industries, Ltd.                7,800            311,610

December 31, 2001                                  Shares              Value
----------------------------------------------------------------------------
DRUGS & PHARMACEUTICALS (Continued)
Teva Pharmaceutical Industries, Ltd., ADR(1,3)      9,300       $    573,159
----------------------------------------------------------------------------
                                                                   1,872,801
ELECTRONICS -- 0.2%
Semtech Corporation                                 6,500            231,985
----------------------------------------------------------------------------
                                                                     231,985
ELECTRONICS -- SEMICONDUCTORS & COMPONENTS -- 5.4%
ESS Technology, Inc.                               49,900          1,060,874
Integrated Circuit Systems, Inc.                   13,200            298,188
Intersil Corporation, Class A                      26,000            838,500
Marvell Technology Group, Ltd.                     26,000            931,320
Silicon Laboratories, Inc.                         10,400            350,584
Taiwan Semiconductor Manufacturing
  Company, Ltd., ADR(3)                           104,400          1,792,548
----------------------------------------------------------------------------
                                                                   5,272,014
FINANCIAL -- MISCELLANEOUS -- 4.1%
Financial Federal Corporation                      19,900            621,875
MBNA Corporation(1)                                98,250          3,458,400
----------------------------------------------------------------------------
                                                                   4,080,275
HEALTH CARE FACILITIES -- 2 1%
HEALTHSOUTH Corporation                            61,100            905,502
Tenet Healthcare Corporation                       19,000          1,115,680
----------------------------------------------------------------------------
                                                                   2,021,182
HEALTH CARE MANAGEMENT SERVICES -- 1.3%
Caremark Rx, Inc.                                  78,300          1,277,073
----------------------------------------------------------------------------
                                                                   1,277,073
HEALTH CARE SERVICES -- 3.1%
Express Scripts, Inc.                              13,600            635,936
McKesson Corporation(1)                            64,700          2,419,780
----------------------------------------------------------------------------
                                                                   3,055,716
HOTEL/MOTEL -- 1.6%
Four Seasons Hotels Inc.(1)                        34,100          1,594,516
----------------------------------------------------------------------------
                                                                   1,594,516
INVESTMENT MANAGEMENT COMPANIES -- 6.0%
Stilwell Financial, Inc.(1)                       179,800          4,894,156
Waddell & Reed Financial, Inc., Class A(1)         31,600          1,017,520
----------------------------------------------------------------------------
                                                                   5,911,676
MEDICAL & DENTAL INSTRUMENTS & SUPPLIES -- 0.6%
Cytyc Corporation                                  21,900            571,590
----------------------------------------------------------------------------
                                                                     571,590
RADIO & TV BROADCASTERS -- 10.4%
Cox Radio, Inc., Class A                           37,400            952,952
Entercom Communications Corporation                16,000            800,000
Hispanic Broadcasting Corporation                 141,300          3,603,150
Univision Communications, Inc., Class A            48,700          1,970,402
USA Networks, Inc.                                105,400          2,878,474
----------------------------------------------------------------------------
                                                                  10,204,978
RETAIL -- 4.1%
Bed Bath & Beyond Inc.                             37,000          1,254,300
Ticketmaster, Class B                              99,700          1,634,083

See notes to Schedule of Investments on page 77.
The accompanying notes are an integral part of these financial statements.

56    CALL 1-800-766-FUND

December 31, 2001                                  Shares              Value
----------------------------------------------------------------------------
RETAIL (Continued)
Too, Inc.                                          42,400       $  1,166,000
----------------------------------------------------------------------------
                                                                   4,054,383
SECURITIES BROKERS & SERVICES -- 3.6%
Instinet Group, Inc.                              159,900          1,606,995
Investment Technology Group, Inc.                  18,800            734,516
Legg Mason, Inc.(1)                                23,900          1,194,522
----------------------------------------------------------------------------
                                                                   3,536,033
SERVICES -- COMMERCIAL -- 7 5%
eBay Inc.                                          30,100          2,013,690
Expedia, Inc., Class A                             27,800          1,128,958
Overture Services, Inc.                           111,200          3,939,816
PDI, Inc.                                          11,300            252,216
Weight Watchers International, Inc.                 2,250             76,095
----------------------------------------------------------------------------
                                                                   7,410,775
TELECOMMUNICATIONS EQUIPMENT -- 1.5%
Powerwave Technologies, Inc.                       84,800          1,465,344
----------------------------------------------------------------------------
                                                                   1,465,344
TRUCKERS -- 1.0%
Forward Air Corporation                            27,900            946,368
----------------------------------------------------------------------------
                                                                     946,368
----------------------------------------------------------------------------
TOTAL COMMON STOCKS (Cost $84,482,951)                            93,982,077
----------------------------------------------------------------------------

                                                                       Value
----------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 26.4%
Short-Term Investments Held as Collateral
  for Loaned Securities(8)                                        17,160,600
Temporary Investment Cash Fund                                     4,426,527
Temporary Investment Fund                                          4,426,528
----------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS (Cost $26,013,655)                   26,013,655
----------------------------------------------------------------------------
TOTAL INVESTMENTS -- 122.0% (Cost $110,496,606)                  119,995,732
----------------------------------------------------------------------------
COLLATERAL ON SECURITIES LOANED, AT VALUE -- (17.4%)            (17,160,600)
----------------------------------------------------------------------------
OTHER LIABILITIES, NET -- (4.6%)                                 (4,483,744)
----------------------------------------------------------------------------
TOTAL NET ASSETS -- 100.0%                                      $ 98,351,388
----------------------------------------------------------------------------

                                See notes to Schedule of Investments on page 77.
      The accompanying notes are an integral part of these financial statements.

                                                     WWW.RSINVESTMENTS.COM    57

SCHEDULE OF INVESTMENTS - DIVERSIFIED GROWTH FUND

December 31, 2001                                  Shares              Value
----------------------------------------------------------------------------
COMMON STOCKS -- 94.0%
AEROSPACE -- 0.9%
Alliant Techsystems, Inc.                         102,500      $   7,913,000
----------------------------------------------------------------------------
                                                                   7,913,000
AIR TRANSPORTATION -- 0.7%
Frontier Airlines, Inc.                           200,000          3,400,000
Mesa Air Group, Inc.                              400,000          3,008,000
----------------------------------------------------------------------------
                                                                   6,408,000
AUTOMOBILES -- 1.0%
Monaco Coach Corporation                          400,000          8,748,000
----------------------------------------------------------------------------
                                                                   8,748,000
BANKS -- 0.4%
First Tennessee National Corporation(1)           100,000          3,626,000
----------------------------------------------------------------------------
                                                                   3,626,000
BEVERAGE -- DISTILLERS -- 0 2%
Todhunter International, Inc.                     196,800          1,722,000
----------------------------------------------------------------------------
                                                                   1,722,000
BIOTECHNOLOGY RESEARCH & PRODUCTION -- 8.4%
Applera Corporation-Celera Genomics
  Group                                           260,000          6,939,400
Arena Pharmaceuticals, Inc.                     1,933,400         23,258,802
Cubist Pharmaceuticals, Inc.                      105,300          3,786,588
Insmed Incorporated                             1,300,000          4,966,000
InterMune, Inc.                                   125,000          6,157,500
Orchid Biosciences, Inc.                        1,000,000          5,500,000
Regeneration Technologies, Inc.                 1,308,000         13,328,520
XOMA, Ltd.                                        750,000          7,387,500
----------------------------------------------------------------------------
                                                                  71,324,310
BUILDING MATERIALS -- 1.1%
Simpson Manufacturing Company, Inc.               100,000          5,730,000
Texas Industries, Inc.(1)                          95,000          3,505,500
----------------------------------------------------------------------------
                                                                   9,235,500
CASINOS & GAMBLING -- 1.3%
Scientific Games Corporation, Class A             700,000          6,125,000
Station Casinos, Inc.                             465,100          5,204,469
----------------------------------------------------------------------------
                                                                  11,329,469
CHEMICALS -- 0.6%
OM Group, Inc.(1)                                  82,000          5,427,580
----------------------------------------------------------------------------
                                                                   5,427,580
COMMERCIAL INFORMATION SERVICES -- 0.8%
Raindance Communications, Inc.                  1,150,000          6,566,500
----------------------------------------------------------------------------
                                                                   6,566,500
COMMUNICATIONS TECHNOLOGY -- 3.6%
ADC Telecommunications, Inc.                      500,000          2,300,000
Alloy, Inc.                                       450,000          9,688,500
DMC Stratex Networks, Inc.                        400,000          3,112,000
Entrust, Inc.                                     250,000          2,547,500
Latitude Communications, Inc.                   2,000,000          5,300,000
Secure Computing Corporation                      276,600          5,684,130
Tellium, Inc.                                     400,000          2,492,000
----------------------------------------------------------------------------
                                                                  31,124,130

December 31, 2001  Foreign Currency(2)             Shares              Value
----------------------------------------------------------------------------
COMPUTER SERVICES, SOFTWARE & SYSTEMS -- 17.0%
Ariba, Inc.                                     1,014,300      $   6,248,088
ATI Technologies, Inc.             CAD            700,000          8,814,353
Chordiant Software, Inc.                          700,000          5,537,000
Docent, Inc.                                    1,200,000          3,804,000
I-many, Inc.                                      834,800          8,055,820
iManage, Inc.                                   2,735,000         21,579,150
J.D. Edwards & Co.                                300,000          4,935,000
MatrixOne, Inc.                                 1,000,000         12,990,000
Quovadx, Inc.                                      17,800            162,870
Red Hat, Inc.                                     550,000          3,905,000
Sagent Technology, Inc.                         1,000,000            950,000
SonicWALL, Inc.                                   575,000         11,178,000
Support.com, Inc.                               3,850,000         24,139,500
Verity, Inc.                                      400,000          8,100,000
Viewpoint Corporation                           2,487,000         16,936,470
Vitria Technology, Inc.                         1,200,000          7,668,000
----------------------------------------------------------------------------
                                                                 145,003,251
COMPUTER TECHNOLOGY -- 3.7%
Auspex Systems, Inc.                            2,600,000          4,680,000
Handspring, Inc.                                  275,000          1,853,500
Intergraph Corporation                            550,000          7,557,000
M-Systems Flash Disk Pioneers, Ltd.               700,000          8,183,000
RSA Security, Inc.                                350,000          6,111,000
Velocity Express Corporation                      950,000          3,230,000
----------------------------------------------------------------------------
                                                                  31,614,500
CONSUMER ELECTRONICS -- 0.8%
Acclaim Entertainment, Inc.                       600,000          3,180,000
DoubleClick, Inc.                                 350,000          3,969,000
----------------------------------------------------------------------------
                                                                   7,149,000
CONSUMER PRODUCTS -- 0.6%
Oakley, Inc.                                      300,000          4,878,000
----------------------------------------------------------------------------
                                                                   4,878,000
DIVERSIFIED MATERIALS & PROCESSING -- 0.5%
Ball Corporation(1)                                65,000          4,595,500
----------------------------------------------------------------------------
                                                                   4,595,500
DRUG & GROCERY STORE CHAINS -- 0.7%
D & K Healthcare Resources, Inc.(1)               110,000          6,264,500
----------------------------------------------------------------------------
                                                                   6,264,500
DRUGS & PHARMACEUTICALS -- 4.1%
Connetics Corporation                             500,000          5,950,000
Endo Pharmaceuticals Holdings, Inc.               625,000          7,293,750
Esperion Therapeutics, Inc.                     1,350,000          9,922,500
Interneuron Pharmaceuticals, Inc.                 300,000          3,327,000
Novavax, Inc.                                     600,000          8,460,000
----------------------------------------------------------------------------
                                                                  34,953,250
EDUCATION SERVICES -- 2.3%
DigitalThink, Inc.                                700,000          7,560,000
Smartforce PLC, ADR(3)                            500,000         12,375,000
----------------------------------------------------------------------------
                                                                  19,935,000

See notes to Schedule of Investments on page 77.
The accompanying notes are an integral part of these financial statements.

58    CALL 1-800-766-FUND

December 31, 2001                                  Shares              Value
----------------------------------------------------------------------------
ELECTRICAL EQUIPMENT & COMPONENTS -- 0.3%
Cable Design Technologies Corporation              90,500      $   1,238,040
Power-One, Inc.                                   149,700          1,558,377
----------------------------------------------------------------------------
                                                                   2,796,417
ELECTRONICS -- 1.1%
Aeroflex, Inc.                                    300,000          5,679,000
HEI, Inc.                                         525,000          3,727,500
----------------------------------------------------------------------------
                                                                   9,406,500
ELECTRONICS -- MEDICAL SYSTEMS -- 0.2%
Endocardial Solutions, Inc.                       380,000          2,014,000
----------------------------------------------------------------------------
                                                                   2,014,000
ELECTRONICS -- SEMICONDUCTORS & COMPONENTS -- 1.5%
Cirrus Logic, Inc.                                325,000          4,296,500
Conductus, Inc.                                 1,848,900          5,047,497
ESS Technology, Inc.                              150,000          3,189,000
----------------------------------------------------------------------------
                                                                  12,532,997
ENERGY -- MISCELLANEOUS -- 0.2%
Boots & Coots International Well
  Control, Inc.                                 2,299,001          1,149,501
Boots & Coots International Well
  Control, Inc. Private Placement(4,5)            491,097            233,271
----------------------------------------------------------------------------
                                                                   1,382,772
ENERGY EQUIPMENT -- 1.6%
Capstone Turbine Corporation                    2,500,000         13,525,000
----------------------------------------------------------------------------
                                                                  13,525,000
ENGINEERING & CONTRACTING SERVICES -- 0.8%
Jacobs Engineering Group, Inc.                    100,000          6,600,000
----------------------------------------------------------------------------
                                                                   6,600,000
ENTERTAINMENT -- 0.7%
Hollywood Entertainment Corporation               400,000          5,716,000
----------------------------------------------------------------------------
                                                                   5,716,000
FINANCIAL -- MISCELLANEOUS -- 0.8%
Saxon Capital Acquisition Company, 144A(7)        673,000          6,730,000
----------------------------------------------------------------------------
                                                                   6,730,000
FINANCIAL DATA PROCESSING SERVICES -- 0.4%
Billserv, Inc.                                  2,900,000          3,134,900
----------------------------------------------------------------------------
                                                                   3,134,900
FOODS -- 1.6%
Fleming Companies, Inc.(1)                        300,000          5,550,000
Performance Food Group Company                    220,000          7,737,400
----------------------------------------------------------------------------
                                                                  13,287,400
HEALTH CARE FACILITIES -- 0 3%
American Healthways, Inc.                          70,000          2,235,800
----------------------------------------------------------------------------
                                                                   2,235,800
HEALTH CARE MANAGEMENT SERVICES -- 0.7%
Eclipsys Corporation                              350,000          5,862,500
----------------------------------------------------------------------------
                                                                   5,862,500

December 31, 2001                                  Shares              Value
----------------------------------------------------------------------------
HOMEBUILDING -- 1.1%
The Ryland Group, Inc.(1)                         125,500      $   9,186,600
----------------------------------------------------------------------------
                                                                   9,186,600
HOUSEHOLD FURNISHINGS -- 0.7%
Ethan Allen Interiors, Inc.(1)                    150,000          6,238,500
----------------------------------------------------------------------------
                                                                   6,238,500
INSURANCE -- PROPERTY & CASUAL -- 1.1%
HCC Insurance Holdings, Inc.                      150,000          4,132,500
W.R. Berkley Corporation(1)                       100,000          5,370,000
----------------------------------------------------------------------------
                                                                   9,502,500
LEISURE TIME -- 0.9%
Penn National Gaming, Inc.                        200,000          6,068,000
Sturm, Ruger & Company, Inc.(1)                   125,000          1,497,500
----------------------------------------------------------------------------
                                                                   7,565,500
MACHINERY -- AGRICULTURAL -- 0.5%
AGCO Corporation(1)                               266,700          4,208,526
----------------------------------------------------------------------------
                                                                   4,208,526
MACHINERY -- OIL/WELL EQUIPMENT & SERVICES -- 2.8%
BJ Services Company                               150,000          4,867,500
Key Energy Services, Inc.                         450,000          4,140,000
National-Oilwell, Inc.                            265,000          5,461,650
Newpark Resources, Inc.                           575,000          4,542,500
Superior Energy Services, Inc.                    600,000          5,190,000
----------------------------------------------------------------------------
                                                                  24,201,650
MANUFACTURED HOUSING -- 0.7%
Clayton Homes, Inc.(1)                            350,000          5,985,000
----------------------------------------------------------------------------
                                                                   5,985,000
MEDICAL & DENTAL INSTRUMENTS & SUPPLIES -- 5.6%
Aradigm Corporation                             2,000,000         14,200,000
BriteSmile, Inc.                                1,495,700          7,478,500
Cepheid, Inc.                                     750,000          3,150,000
Conceptus, Inc.                                   110,000          2,596,000
Conceptus, Inc., Private Placement(4,5)           225,000          4,248,000
Meridian Medical Technologies, Inc.               150,000          3,945,000
Techne Corporation                                182,000          6,706,700
Thoratec Corporation                              320,000          5,440,000
----------------------------------------------------------------------------
                                                                  47,764,200
OFFICE FURNITURE & BUSINESS EQUIPMENT -- 0.8%
Diebold, Inc.(1)                                  165,000          6,672,600
----------------------------------------------------------------------------
                                                                   6,672,600
PRODUCTION TECHNOLOGY EQUIPMENT -- 0.1%
Genus, Inc.                                       350,000            850,500
----------------------------------------------------------------------------
                                                                     850,500
RAILROADS -- 0.8%
RailAmerica, Inc.                                 450,000          6,507,000
----------------------------------------------------------------------------
                                                                   6,507,000
REAL ESTATE INVESTMENT TRUSTS -- 0.2%
Apex Mortgage Capital, Inc.(1)                    170,000          1,912,500
----------------------------------------------------------------------------
                                                                   1,912,500

                                See notes to Schedule of Investments on page 77.
      The accompanying notes are an integral part of these financial statements.

                                                     WWW.RSINVESTMENTS.COM    59

SCHEDULE OF INVESTMENTS - DIVERSIFIED GROWTH FUND
                                      (Continued)

December 31, 2001                                  Shares              Value
----------------------------------------------------------------------------
RECREATIONAL VEHICLES & BOATS -- 0.5%
Thor Industries, Inc.(1)                          120,100      $   4,449,705
----------------------------------------------------------------------------
                                                                   4,449,705
RESTAURANTS -- 1.8%
AFC Enterprises, Inc.                             241,000          6,841,990
CBRL Group, Inc.(1)                               125,000          3,680,000
CKE Restaurants, Inc.                             498,700          4,513,235
Steakhouse Partners, Inc.                         580,000            116,000
----------------------------------------------------------------------------
                                                                  15,151,225
RETAIL -- 5.2%
dELiA*s Corporation, Class A                      950,000          5,890,000
FreeMarkets, Inc.                                 200,000          4,794,000
J. Jill Group, Inc.                               325,100          6,999,403
Priceline.com, Inc.                             1,500,000          8,730,000
PriceSmart, Inc.                                  140,900          4,931,500
The Gymboree Corporation                          550,000          6,561,500
United Natural Foods, Inc.                        250,000          6,250,000
----------------------------------------------------------------------------
                                                                  44,156,403
SERVICES -- COMMERCIAL -- 3 3%
4Kids Entertainment, Inc.                         200,000          4,006,000
Coinstar, Inc.                                    674,800         16,870,000
TeleTech Holdings, Inc.                           500,000          7,165,000
----------------------------------------------------------------------------
                                                                  28,041,000
SHIPPING -- 0.6%
Nordic American Tanker Shipping, Ltd.(1)          150,000          2,077,500
OMI Corporation                                   800,000          3,184,000
----------------------------------------------------------------------------
                                                                   5,261,500
STEEL -- 0.7%
Oregon Steel Mills, Inc.(1)                     1,200,000          5,940,000
----------------------------------------------------------------------------
                                                                   5,940,000
TELECOMMUNICATIONS EQUIPMENT -- 1.6%
Metawave Communications Corporation             2,149,200          6,705,504
Terayon Communication Systems, Inc.               800,000          6,616,800
----------------------------------------------------------------------------
                                                                  13,322,304
TEXTILE -- APPAREL MANUFACTURERS -- 0.6%
Tommy Hilfiger Corporation                        350,000          4,812,500
----------------------------------------------------------------------------
                                                                   4,812,500
TRUCKERS -- 3.7%
J.B. Hunt Transport Services, Inc.                300,000          6,960,000
Landstar System, Inc.                             158,875         11,520,026
Roadway Corporation(1)                            170,800          6,268,360
Werner Enterprises, Inc.(1)                       300,000          7,290,000
----------------------------------------------------------------------------
                                                                  32,038,386
UTILITIES -- TELECOMMUNICATIONS -- 1.8%
Mpower Holding Corporation                      1,000,000            450,000
Primus Telecommunications Group, Inc.           5,191,667          3,374,584
RMH Teleservices, Inc.                            425,000          8,117,500
Startec Global Communications
  Corporation, Private Placement(4,5)             275,000                  0
UbiquiTel, Inc.                                   450,000          3,352,500
----------------------------------------------------------------------------
                                                                  15,294,584
----------------------------------------------------------------------------
TOTAL COMMON STOCKS (Cost $753,113,523)                          802,104,459
----------------------------------------------------------------------------

December 31, 2001                                  Shares              Value
----------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCKS -- 1.1%
COMPUTER TECHNOLOGY -- 0.8%
Velocity Express Corporation, Series D(4)         250,000      $   6,800,000
----------------------------------------------------------------------------
                                                                   6,800,000
MEDICAL & DENTAL INSTRUMENTS & SUPPLIES -- 0.3%
Molecular Diagnostics, Inc.(4,5)                  730,000          2,463,750
----------------------------------------------------------------------------
                                                                   2,463,750
----------------------------------------------------------------------------
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $4,190,000)               9,263,750
----------------------------------------------------------------------------

                                                      Par              Value
----------------------------------------------------------------------------
CORPORATE BONDS -- 0.2%
UTILITIES -- TELECOMMUNICATIONS -- 0.2%
Level 3 Communications, Inc.  9.125%,
  Due 05/01/08(1)                              $2,500,000          1,187,500
MGC Communications, Inc., 13.00%,
  Due 04/01/10(1)                               1,500,000            236,250
----------------------------------------------------------------------------
                                                                   1,423,750
----------------------------------------------------------------------------
TOTAL CORPORATE BONDS (Cost $1,544,729)                            1,423,750
----------------------------------------------------------------------------

                                                                       Value
----------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 24.0%
Short-Term Investments Held as Collateral
  for Loaned Securities(8)                                       167,159,445
Temporary  Investment Cash Fund                                   18,922,232
Temporary Investment Fund                                         18,922,231
----------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS (Cost $205,003,908)                 205,003,908
----------------------------------------------------------------------------
TOTAL INVESTMENTS -- 119.3% (Cost $963,852,160)                1,017,795,867
----------------------------------------------------------------------------
COLLATERAL ON SECURITIES LOANED, AT VALUE -- (19.6%)           (167,159,445)
----------------------------------------------------------------------------
OTHER ASSETS,  NET -- 0.3%                                         2,672,836
----------------------------------------------------------------------------
TOTAL NET ASSETS -- 100.0%                                     $ 853,309,258
----------------------------------------------------------------------------

See notes to Schedule of Investments on page 77.
The accompanying notes are an integral part of these financial statements.

60    CALL 1-800-766-FUND

SCHEDULE OF INVESTMENTS - EMERGING GROWTH FUND

December 31, 2001                                  Shares              Value
----------------------------------------------------------------------------
COMMON STOCKS -- 104.0%
ADVERTISING AGENCIES -- 0.6%
Lamar Advertising Company                         378,150     $   16,010,871
----------------------------------------------------------------------------
                                                                  16,010,871
AIR TRANSPORTATION -- 0.2%
Atlas Air Worldwide Holdings, Inc.                366,600          5,370,690
----------------------------------------------------------------------------
                                                                   5,370,690
BANKS -- 0.8%
Boston Private Financial Holdings, Inc.(1)        616,800         13,612,776
Wintrust Financial Corporation(1)                 197,500          6,037,575
----------------------------------------------------------------------------
                                                                  19,650,351
BIOTECHNOLOGY RESEARCH & PRODUCTION -- 2.0%
Abgenix, Inc.                                   1,010,820         34,003,985
Exact Sciences Corporation                        288,700          2,962,062
Visible Genetics, Inc.                            518,000          5,775,700
Visible Genetics, Inc., Private Placement(4,5)    719,425          6,016,191
----------------------------------------------------------------------------
                                                                  48,757,938
CABLE TELEVISION SERVICES -- 0.6%
EchoStar Communications Corporation,
  Class A                                         531,600         14,603,052
----------------------------------------------------------------------------
                                                                  14,603,052
COMMUNICATIONS TECHNOLOGY -- 6.1%
Alloy, Inc.                                     1,076,100         23,168,433
Avanex Corporation                                456,800          2,695,120
Centillium Communications, Inc.                 1,158,100          9,102,666
DMC Stratex Networks, Inc.                      2,120,700         16,499,046
Entrust, Inc.                                     300,000          3,057,000
Finisar Corporation                               948,700          9,648,279
Ixia                                            1,004,300         12,905,255
ONI Systems Corporation                           964,600          6,048,042
Proxim, Inc.                                    1,165,900         11,565,728
Research In Motion Limited                        991,900         23,527,868
Riverstone Networks, Inc.                         210,800          3,499,280
Sirenza Microdevices, Inc.                      1,515,900          9,231,831
WebEx Communications, Inc.                        835,800         20,769,630
----------------------------------------------------------------------------
                                                                 151,718,178
COMPUTER SERVICES, SOFTWARE & SYSTEMS -- 16.7%
Actuate Corporation                             2,026,900         10,681,763
Agile Software Corporation                      2,937,100         50,576,862
Ariba, Inc.                                       632,600          3,896,816
Ascential Software Corporation                    483,200          1,956,960
Business Objects S.A., ADR(3)                   1,274,700         43,084,860
Cognos, Inc.                                      388,900          9,722,500
Embarcadero Technologies, Inc.                    895,700         21,675,940
HPL Technologies, Inc.                          1,095,800         19,560,030
Informatica Corporation                         1,324,200         19,214,142
Interactive Intelligence, Inc.                    428,100          2,975,295
Keane, Inc.                                       316,300          5,702,889
Macrovision Corporation                           233,950          8,239,719
Magma Design Automation, Inc.                     226,950          6,872,046
MatrixOne, Inc.                                   316,300          4,108,737

December 31, 2001        Foreign Currency(2)       Shares              Value
----------------------------------------------------------------------------
COMPUTER SERVICES, SOFTWARE & SYSTEMS (Continued)
NetIQ Corporation                               1,042,400     $   36,755,024
PeopleSoft, Inc.                                  381,400         15,332,280
Peregrine Systems, Inc.                         1,130,500         16,765,315
Precise Software Solutions, Ltd.                  822,800         16,999,048
Quest Software, Inc.                            1,714,100         37,898,751
Retek, Inc.                                       468,200         13,985,134
Siebel Systems, Inc.                              914,400         25,584,912
Simplex Solutions, Inc.                            22,300            369,065
SonicWALL, Inc.                                   750,700         14,593,608
Vastera, Inc.                                     518,800          8,617,268
webMethods, Inc.                                1,128,200         18,908,632
----------------------------------------------------------------------------
                                                                 414,077,596
COMPUTER TECHNOLOGY -- 5.7%
Emulex Corporation                              1,317,700         52,062,327
Lantronix, Inc.                                   741,100          4,683,752
M-Systems Flash Disk Pioneers, Ltd.             1,587,000         18,552,030
McDATA Corporation, Class A                       750,500         18,387,250
Network Appliance, Inc.                           421,600          9,220,392
NVIDIA Corporation                                552,500         36,962,250
----------------------------------------------------------------------------
                                                                 139,868,001
CONSUMER ELECTRONICS -- 1.2%
CNET Networks, Inc.                             1,756,200         15,753,114
EarthLink, Inc.                                   332,600          4,047,742
THQ, Inc.                                         222,100         10,765,187
----------------------------------------------------------------------------
                                                                  30,566,043
DRUGS & PHARMACEUTICALS -- 7.4%
Barr Laboratories, Inc.                           289,450         22,970,752
Galen Holdings PLC(1)                    GBP       29,500            294,103
Galen Holdings PLC, ADR(1,3)                      376,200         15,499,440
Gilead Sciences, Inc.                             352,300         23,153,156
K-V Pharmaceutical Company, Class A               482,600         14,236,700
Medarex, Inc.                                   1,181,800         21,225,128
Medicis Pharmaceutical Corporation,
  Class A                                         490,800         31,700,772
Priority Healthcare Corporation                   854,700         30,076,893
Taro Pharmaceutical Industries, Ltd.              482,400         19,271,880
Teva Pharmaceutical Industries, Ltd., ADR(1,3)     73,800          4,548,294
----------------------------------------------------------------------------
                                                                 182,977,118
ELECTRICAL & ELECTRONICS -- 1.7%
Power Integrations, Inc.                        1,801,700         41,150,828
----------------------------------------------------------------------------
                                                                  41,150,828
ELECTRONICS -- 3.2%
Aeroflex, Inc.                                    400,200          7,575,786
Flextronics International, Ltd.                   158,100          3,792,819
Kopin Corporation                               1,060,550         14,847,700
Microtune, Inc.                                 1,614,200         37,869,132
Semtech Corporation                               451,300         16,106,897
----------------------------------------------------------------------------
                                                                  80,192,334

                                See notes to Schedule of Investments on page 77.
      The accompanying notes are an integral part of these financial statements.

                                                    WWW.RSINVESTMENTS.COM     61

SCHEDULE OF INVESTMENTS - EMERGING GROWTH FUND
                                   (Continued)

December 31, 2001                                  Shares              Value
----------------------------------------------------------------------------
ELECTRONICS -- MEDICAL SYSTEMS -- 0.7%
Endocare, Inc.                                  1,003,000     $   17,983,790
----------------------------------------------------------------------------
                                                                  17,983,790
ELECTRONICS -- SEMICONDUCTORS & COMPONENTS -- 11.7%
Conexant Systems, Inc.                            814,200         11,691,912
Elantec Semiconductor, Inc.                       385,600         14,807,040
Exar Corporation                                  729,800         15,216,330
Genesis Microchip, Inc.                           438,500         28,993,620
Integrated Circuit Systems, Inc.                  439,900          9,937,341
Intersil Corporation, Class A                     211,800          6,830,550
Marvell Technology Group, Ltd.                  1,329,200         47,611,944
Multilink Technology Corporation                1,495,800          9,692,784
O2Micro International Ltd.                      1,870,203         44,978,382
Sage, Inc.                                        571,400         21,181,798
Silicon Laboratories, Inc.                      1,375,000         46,351,250
SIPEX Corporation                               1,187,400         15,258,090
TriQuint Semiconductor, Inc.                      316,300          3,877,838
Virage Logic Corporation                          430,500          8,278,515
Xicor, Inc.                                       380,000          4,218,000
----------------------------------------------------------------------------
                                                                 288,925,394
ENERGY -- MISCELLANEOUS -- 0.5%
NRG Energy, Inc.                                  716,900         11,111,950
----------------------------------------------------------------------------
                                                                  11,111,950
FINANCIAL -- MISCELLANEOUS -- 1.4%
Federal Agricultural Mortgage Corporation,
  Class B                                         139,200          5,637,600
Financial Federal Corporation                     919,300         28,728,125
----------------------------------------------------------------------------
                                                                  34,365,725
FINANCIAL DATA PROCESSING SERVICES -- 1.2%
Global Payments Inc.(1)                           367,000         12,624,800
NDCHealth Corporation(1)                          204,200          7,055,110
The InterCept Group, Inc.                         263,900         10,793,510
----------------------------------------------------------------------------
                                                                  30,473,420
HEALTH CARE FACILITIES -- 5 4%
HEALTHSOUTH Corporation                         1,147,300         17,002,986
LifePoint Hospitals, Inc.                         354,500         12,067,180
Pharmaceutical Product Development, Inc.          567,800         18,345,618
Sunrise Assisted Living, Inc.                   2,603,400         75,784,974
United Surgical Partners International, Inc.      544,300         11,511,945
----------------------------------------------------------------------------
                                                                 134,712,703
HEALTH CARE MANAGEMENT SERVICES -- 1.8%
AmeriPath, Inc.                                   640,200         20,652,852
Caremark Rx, Inc.                               1,032,400         16,838,444
MIM Corporation                                   356,000          6,336,800
----------------------------------------------------------------------------
                                                                  43,828,096
HEALTH CARE SERVICES -- 0.7%
Syncor International Corporation                  167,000          4,782,880
Unilab Corporation                                467,300         11,729,230
----------------------------------------------------------------------------
                                                                  16,512,110

December 31, 2001                                  Shares              Value
----------------------------------------------------------------------------
HOTEL/MOTEL -- 1.5%
Four Seasons Hotels Inc.(1)                       813,500     $   38,039,260
----------------------------------------------------------------------------
                                                                  38,039,260
INSURANCE -- LIFE -- 0.2%
Conseco, Inc.                                   1,054,200          4,701,732
----------------------------------------------------------------------------
                                                                   4,701,732
INVESTMENT MANAGEMENT COMPANIES -- 3.0%
SEI Investments Company(1)                        178,300          8,043,113
Stilwell Financial, Inc.(1)                     1,035,200         28,178,144
Waddell & Reed Financial, Inc., Class A(1)      1,184,100         38,128,020
----------------------------------------------------------------------------
                                                                  74,349,277
MEDICAL & DENTAL INSTRUMENTS & SUPPLIES -- 2.6%
Cholestech Corporation                            395,750          7,839,807
Cytyc Corporation                                 947,500         24,729,750
Med-Design Corporation                            810,300         15,962,910
Therasense, Inc.                                  177,250          4,395,800
Thoratec Corporation                              738,000         12,546,000
----------------------------------------------------------------------------
                                                                  65,474,267
MEDICAL SERVICES -- 2.1%
Covance, Inc.                                   1,230,700         27,936,890
DIANON Systems, Inc.                              235,300         14,306,240
RehabCare Group, Inc.                             196,600          5,819,360
U.S. Physical Therapy, Inc.                       269,700          4,358,352
----------------------------------------------------------------------------
                                                                  52,420,842
PRODUCTION TECHNOLOGY EQUIPMENT -- 1.5%
Photon Dynamics, Inc.                             819,400         37,405,610
----------------------------------------------------------------------------
                                                                  37,405,610
RADIO & TV BROADCASTERS -- 4.1%
Cox Radio, Inc., Class A                          945,800         24,098,984
Entercom Communications Corporation               394,700         19,735,000
Hispanic Broadcasting Corporation               1,486,400         37,903,200
Univision Communications, Inc., Class A           507,800         20,545,588
----------------------------------------------------------------------------
                                                                 102,282,772
RETAIL -- 4.1%
99 Cents Only Stores                              409,500         15,601,950
Amazon.com, Inc.                                  247,700          2,680,114
Chico's FAS, Inc.                                 208,200          8,265,540
Electronics Boutique Holdings Corp.               221,400          8,842,716
School Specialty, Inc.                            722,300         16,526,224
Ticketmaster, Class B                             773,800         12,682,582
Too, Inc.                                       1,304,100         35,862,750
----------------------------------------------------------------------------
                                                                 100,461,876
SCIENTIFIC EQUIPMENT & SUPPLIES -- 0.5%
Newport Corporation(1)                            611,200         11,783,936
----------------------------------------------------------------------------
                                                                  11,783,936
SECURITIES BROKERS & SERVICES -- 3.1%
Instinet Group, Inc.                            1,400,200         14,072,010
Investment Technology Group, Inc.                 652,800         25,504,896
Knight Trading Group, Inc.                      1,543,600         17,010,472
Legg Mason, Inc.(1)                               412,600         20,621,748
----------------------------------------------------------------------------
                                                                  77,209,126

See notes to Schedule of Investments on page 77.
The accompanying notes are an integral part of these financial statements.

62    CALL 1-800-766-FUND

December 31, 2001                                  Shares              Value
----------------------------------------------------------------------------
SERVICES -- COMMERCIAL -- 5.3%
Expedia, Inc., Class A                            906,300     $   36,804,843
MPS Group, Inc.                                   527,100          3,763,494
Overture Services, Inc.                         1,819,700         64,471,971
PDI, Inc.                                         336,400          7,508,448
West Corporation                                  703,550         17,546,537
----------------------------------------------------------------------------
                                                                 130,095,293
SHOES -- 0.4%
Global Sports, Inc.                               436,200          8,702,190
----------------------------------------------------------------------------
                                                                   8,702,190
TELECOMMUNICATIONS EQUIPMENT -- 2.5%
Crown Castle International Corporation          1,945,900         20,782,212
Metawave Communications Corporation             1,503,250          4,690,140
Powerwave Technologies, Inc.                    1,737,700         30,027,456
Terayon Communication Systems, Inc.               750,900          6,210,694
----------------------------------------------------------------------------
                                                                  61,710,502
TEXTILE -- APPAREL MANUFACTURERS -- 1.1%
Coach, Inc.                                       679,100         26,471,318
----------------------------------------------------------------------------
                                                                  26,471,318
TRUCKERS -- 0.6%
Forward Air Corporation                           430,200         14,592,384
----------------------------------------------------------------------------
                                                                  14,592,384
UTILITIES -- TELECOMMUNICATIONS -- 1.8%
Allegiance Telecom, Inc.                        1,157,900          9,598,991
Intrado, Inc.                                     200,700          5,378,760
Time Warner Telecom, Inc., Class A                564,000          9,977,160
Triton PCS Holdings, Inc., Class A                579,500         17,008,325
UbiquiTel, Inc.                                   291,600          2,172,420
----------------------------------------------------------------------------
                                                                  44,135,656
----------------------------------------------------------------------------
TOTAL COMMON STOCKS (Cost $2,207,577,742)                      2,572,692,229
----------------------------------------------------------------------------

                                                 Warrants              Value
----------------------------------------------------------------------------
WARRANTS -- 0.0%
Acclaim Entertainment, Inc., Strike 3.61,
  Expire 03/16/03(4,6)                              4,537             12,570
----------------------------------------------------------------------------
TOTAL WARRANTS (Cost $0)                                              12,570
----------------------------------------------------------------------------

                                                                       Value
----------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 31.2%
Short-Term Investments Held as Collateral
  for Loaned Securities(8)                                       509,115,300
Temporary Investment Cash Fund                                   130,970,280
Temporary Investment Fund                                        130,970,280
----------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS (Cost $771,055,860)                 771,055,860
----------------------------------------------------------------------------
TOTAL INVESTMENTS -- 135.2% (Cost $2,978,633,602)              3,343,760,659
----------------------------------------------------------------------------
COLLATERAL ON SECURITIES LOANED, AT VALUE -- (20.6%)           (509,115,300)
----------------------------------------------------------------------------
OTHER LIABILITIES, NET -- (14.6%)                              (360,862,563)
----------------------------------------------------------------------------
TOTAL NET ASSETS -- 100.0%                                    $2,473,782,796
----------------------------------------------------------------------------

                                See notes to Schedule of Investments on page 77.
      The accompanying notes are an integral part of these financial statements.

                                                     WWW.RSINVESTMENTS.COM    63

SCHEDULE OF INVESTMENTS - THE INFORMATION AGE FUND(R)

December 31, 2001                                  Shares              Value
----------------------------------------------------------------------------
COMMON STOCKS -- 95.6%
COMMUNICATIONS & MEDIA -- 2 7%
AOL Time Warner, Inc.                             107,050      $   3,436,305
----------------------------------------------------------------------------
                                                                   3,436,305
COMMUNICATIONS TECHNOLOGY -- 13.3%
Alloy, Inc.                                       164,500          3,541,685
Centillium Communications, Inc.                   190,500          1,497,330
Cisco Systems, Inc.                               130,750          2,367,882
F5 Networks, Inc.                                  97,000          2,089,380
Finisar Corporation                               141,000          1,433,970
Ixia                                              106,500          1,368,525
Juniper Networks, Inc.                             26,300            498,385
Research In Motion Limited                         78,300          1,857,276
Riverstone Networks, Inc.                          80,400          1,334,640
Sirenza Microdevices, Inc.                        111,700            680,253
----------------------------------------------------------------------------
                                                                  16,669,326
COMPUTER SERVICES, SOFTWARE & SYSTEMS -- 29.1%
Agile Software Corporation                        272,200          4,687,284
BEA Systems, Inc.                                  94,700          1,458,380
Business Objects S.A., ADR(3)                      84,100          2,842,580
Embarcadero Technologies, Inc.                     89,000          2,153,800
HPL Technologies, Inc.                             22,700            405,195
I-many, Inc.                                      166,900          1,610,585
Informatica Corporation                           141,600          2,054,616
Interwoven, Inc.                                   65,600            638,944
Macrovision Corporation                             3,400            119,748
Manhattan Associates, Inc.                         21,200            617,980
Microsoft Corporation                              39,700          2,630,125
NetIQ Corporation                                  78,100          2,753,806
Openwave Systems, Inc.                             83,200            814,528
PeopleSoft, Inc.                                   45,100          1,813,020
Peregrine Systems, Inc.                            38,100            565,023
Precise Software Solutions, Ltd.                   44,300            915,238
Quest Software, Inc.                               83,200          1,839,552
Red Hat, Inc.                                     232,700          1,652,170
Siebel Systems, Inc.                               52,700          1,474,546
TTI Team Telecom International, Ltd.               81,800          2,046,636
webMethods, Inc.                                  198,200          3,321,832
----------------------------------------------------------------------------
                                                                  36,415,588
COMPUTER TECHNOLOGY -- 9.2%
Concurrent Computer Corporation                    42,500            631,125
Dell Computer Corporation                         130,650          3,551,067
Emulex Corporation                                 75,200          2,971,152
Lantronix, Inc.                                   475,600          3,005,792
McDATA Corporation, Class A                        56,700          1,389,150
----------------------------------------------------------------------------
                                                                  11,548,286
CONSUMER ELECTRONICS -- 3.3%
CNET Networks, Inc.                               159,800          1,433,406
Electronic Arts, Inc.                              46,100          2,763,695
----------------------------------------------------------------------------
                                                                   4,197,101

December 31, 2001                                  Shares              Value
----------------------------------------------------------------------------
EDUCATION SERVICES -- 1.2%
Smartforce PLC, ADR(3)                             60,100      $   1,487,475
----------------------------------------------------------------------------
                                                                   1,487,475
ELECTRONICS -- 3.0%
Kopin Corporation                                  77,250          1,081,500
Microtune, Inc.                                   114,500          2,686,170
----------------------------------------------------------------------------
                                                                   3,767,670
ELECTRONICS -- SEMICONDUCTORS & COMPONENTS -- 21.6%
Conexant Systems, Inc.                            102,900          1,477,644
ESS Technology, Inc.                               96,000          2,040,960
Genesis Microchip, Inc.                            27,600          1,824,912
GlobespanVirata, Inc.                             141,800          1,836,310
Intel Corporation(1)                              136,050          4,278,772
Marvell Technology Group, Ltd.                    113,400          4,061,988
Multilink Technology Corporation                  216,300          1,401,624
O2Micro International Ltd.                        130,900          3,148,145
Oak Technology, Inc.                               71,200            979,000
Pixelworks, Inc.                                   49,200            790,152
Silicon Laboratories, Inc.                         58,200          1,961,922
SIPEX Corporation                                 142,100          1,825,985
Xicor, Inc.                                       122,300          1,357,530
----------------------------------------------------------------------------
                                                                  26,984,944
MEDICAL & DENTAL INSTRUMENTS & SUPPLIES -- 0.0%
Therasense, Inc.                                      700             17,360
----------------------------------------------------------------------------
                                                                      17,360
PRODUCTION TECHNOLOGY EQUIPMENT -- 2.1%
Cymer, Inc.                                        50,300          1,344,519
EMCORE Corporation                                 95,200          1,280,440
----------------------------------------------------------------------------
                                                                   2,624,959
RETAIL -- 0.2%
Priceline.com, Inc.                                36,800            214,176
----------------------------------------------------------------------------
                                                                     214,176
SECURITIES BROKERS & SERVICES -- 1.3%
Instinet Group, Inc.                              110,300          1,108,515
Investment Technology Group, Inc.                  12,750            498,143
----------------------------------------------------------------------------
                                                                   1,606,658
SERVICES -- COMMERCIAL -- 4 3%
eBay Inc.                                          20,900          1,398,210
Expedia, Inc., Class A                             58,500          2,375,685
Travelocity.com, Inc.                              54,100          1,553,211
Weight Watchers International, Inc.                    50              1,691
----------------------------------------------------------------------------
                                                                   5,328,797
SHOES -- 0.2%
Global Sports, Inc.                                10,500            209,475
----------------------------------------------------------------------------
                                                                     209,475
TELECOMMUNICATIONS EQUIPMENT -- 1.0%
Nokia Oyj, ADR(1,3)                                51,000          1,251,030
----------------------------------------------------------------------------
                                                                   1,251,030
TRUCKERS -- 1.1%
Landstar System, Inc                               18,600          1,348,686
----------------------------------------------------------------------------
                                                                   1,348,686

See notes to Schedule of Investments on page 77.
The accompanying notes are an integral part of these financial statements.

64    CALL 1-800-766-FUND

December 31, 2001                                  Shares              Value
----------------------------------------------------------------------------
UTILITIES -- TELECOMMUNICATIONS -- 2.0%
Sprint Corporation (PCS Group)                    100,900      $   2,462,969
----------------------------------------------------------------------------
                                                                   2,462,969
----------------------------------------------------------------------------
TOTAL COMMON STOCKS (Cost $98,575,486)                           119,570,805
----------------------------------------------------------------------------

                                                   Shares              Value
----------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCKS -- 1.3%
COMMUNICATIONS TECHNOLOGY -- 1.3%
Novatel Wireless, Inc., Series A,
  Private Placement(4,5)                            1,280          1,622,442
----------------------------------------------------------------------------
                                                                   1,622,442
----------------------------------------------------------------------------
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $1,123,740)               1,622,442
----------------------------------------------------------------------------

                                                 Warrants              Value
----------------------------------------------------------------------------
WARRANTS -- 0.2%
Novatel Wireless, Inc., Strike 1.20,
  Expires 12/20/05(4,5,6)                         498,701            224,171
----------------------------------------------------------------------------
TOTAL WARRANTS (Cost $156,260)                                       224,171
----------------------------------------------------------------------------

                                                                       Value
----------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 9.5%
Temporary Investment Cash Fund                                     5,951,154
Temporary Investment Fund                                          5,951,153
----------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS (Cost $11,902,307)                   11,902,307
----------------------------------------------------------------------------
TOTAL INVESTMENTS -- 106.6% (Cost $111,757,793)                  133,319,725
----------------------------------------------------------------------------
OTHER LIABILITIES, NET -- (6.6%)                                 (8,221,022)
----------------------------------------------------------------------------
TOTAL NET ASSETS -- 100.0%                                      $125,098,703
----------------------------------------------------------------------------


                                See notes to Schedule of Investments on page 77.
      The accompanying notes are an integral part of these financial statements.

                                                     WWW.RSINVESTMENTS.COM    65

SCHEDULE OF INVESTMENTS - RS INTERNET AGE FUND(TM)

December 31, 2001                                  Shares              Value
----------------------------------------------------------------------------
COMMON STOCKS -- 99.1%
COMMERCIAL INFORMATION SERVICES -- 0.9%
LookSmart, Ltd.                                   442,200       $    619,080
----------------------------------------------------------------------------
                                                                     619,080
COMMUNICATIONS & MEDIA -- 1.7%
AOL Time Warner, Inc.                              37,600          1,206,960
----------------------------------------------------------------------------
                                                                   1,206,960
COMMUNICATIONS TECHNOLOGY -- 10.1%
Alloy, Inc.                                        40,000            861,200
Centillium Communications, Inc.                    99,000            778,140
DMC Stratex Networks, Inc.                         65,400            508,812
F5 Networks, Inc.                                  50,300          1,083,462
Finisar Corporation                                64,900            660,033
Ixia                                               49,200            632,220
Research In Motion Limited                         22,100            524,212
Riverstone Networks, Inc.                          40,000            664,000
Sirenza Microdevices, Inc.                        127,700            777,693
Universal Access Global Holdings, Inc.            102,700            481,663
----------------------------------------------------------------------------
                                                                   6,971,435
COMPUTER SERVICES, SOFTWARE & SYSTEMS -- 26.7%
Actuate Corporation                                62,900            331,483
Agile Software Corporation                        135,900          2,340,198
Ariba, Inc.                                       202,000          1,244,320
BEA Systems, Inc.                                  56,900            876,260
Business Objects S.A., ADR(3)                      37,200          1,257,360
Embarcadero Technologies, Inc.                     44,300          1,072,060
HPL Technologies, Inc.                             14,200            253,470
I-many, Inc.                                       81,900            790,335
Informatica Corporation                            69,400          1,006,994
Macrovision Corporation                             1,500             52,830
Manhattan Associates, Inc.                         10,600            308,990
Mercury Interactive Corporation                    19,900            676,202
NetIQ Corporation                                  21,100            743,986
Openwave Systems, Inc.                             43,600            426,844
PeopleSoft, Inc.                                   22,300            896,460
Precise Software Solutions, Ltd.                   19,500            402,870
Quest Software, Inc.                               37,600            831,336
Red Hat, Inc.                                     120,000            852,000
Siebel Systems, Inc.                               28,500            797,430
Stellent, Inc.                                     30,000            886,800
TTI Team Telecom International, Ltd.               26,700            668,034
webMethods, Inc.                                  103,800          1,739,688
----------------------------------------------------------------------------
                                                                  18,455,950
COMPUTER TECHNOLOGY -- 6.4%
Concurrent Computer Corporation                    21,300            316,305
Emulex Corporation                                 18,000            711,180
Lantronix, Inc.                                   329,600          2,083,072
M-Systems Flash Disk Pioneers, Ltd.                58,000            678,020
McDATA Corporation, Class A                        25,200            617,400
----------------------------------------------------------------------------
                                                                   4,405,977

December 31, 2001                                  Shares              Value
----------------------------------------------------------------------------
CONSUMER ELECTRONICS -- 5.6%
CNET Networks, Inc.                               200,000       $  1,794,000
DoubleClick, Inc.                                  10,000            113,400
EarthLink, Inc.                                    31,800            387,006
Electronic Arts, Inc.                              15,500            929,225
THQ, Inc.                                          13,700            664,039
----------------------------------------------------------------------------
                                                                   3,887,670
EDUCATION SERVICES -- 1.1%
Smartforce PLC, ADR(3)                             30,100            744,975
----------------------------------------------------------------------------
                                                                     744,975
ELECTRICAL & ELECTRONICS -- 1.1%
Power Integrations, Inc.                           33,600            767,424
----------------------------------------------------------------------------
                                                                     767,424
ELECTRONICS -- 2.2%
Kopin Corporation                                   8,600            120,400
Microtune, Inc.                                    59,400          1,393,524
----------------------------------------------------------------------------
                                                                   1,513,924
ELECTRONICS -- SEMICONDUCTORS & COMPONENTS -- 18.5%
Artisan Components, Inc.                           25,600            404,480
Conexant Systems, Inc.                             53,400            766,824
ESS Technology, Inc.                               39,400            837,644
Genesis Microchip, Inc.                            19,200          1,269,504
GlobespanVirata, Inc.                              71,500            925,925
Marvell Technology Group, Ltd.                     44,300          1,586,826
Multilink Technology Corporation                  109,100            706,968
O2Micro International Ltd.                         72,200          1,736,410
Pixelworks, Inc.                                   30,100            483,406
PLX Technology, Inc.                               42,400            534,664
Silicon Laboratories, Inc.                         23,900            805,669
SIPEX Corporation                                  73,400            943,190
Taiwan Semiconductor Manufacturing
  Company, Ltd., ADR(3)                            49,500            849,915
Xicor, Inc.                                        83,800            930,180
----------------------------------------------------------------------------
                                                                  12,781,605
HEALTH CARE MANAGEMENT SERVICES -- 0.8%
WebMD Corporation                                  75,000            529,500
----------------------------------------------------------------------------
                                                                     529,500
PRODUCTION TECHNOLOGY EQUIPMENT -- 1.0%
Cymer, Inc.                                        25,000            668,250
----------------------------------------------------------------------------
                                                                     668,250
RADIO & TV BROADCASTERS -- 0.9%
USA Networks, Inc.                                 23,400            639,054
----------------------------------------------------------------------------
                                                                     639,054
RETAIL -- 4.6%
Priceline.com, Inc.                               300,600          1,749,492
Ticketmaster, Class B                              88,800          1,455,432
----------------------------------------------------------------------------
                                                                   3,204,924
SAVINGS & LOAN -- 1.0%
Net.B@nk, Inc.                                     63,000            660,240
----------------------------------------------------------------------------
                                                                     660,240

See notes to Schedule of Investments on page 77.
The accompanying notes are an integral part of these financial statements.

66    CALL 1-800-766-FUND

December 31, 2001                                  Shares              Value
----------------------------------------------------------------------------
SCIENTIFIC EQUIPMENT & SUPPLIES -- 1.0%
Newport Corporation(1)                             37,000       $    713,360
----------------------------------------------------------------------------
                                                                     713,360
SECURITIES BROKERS & SERVICES -- 0.4%
Investment Technology Group, Inc.                   6,300            246,141
----------------------------------------------------------------------------
                                                                     246,141
SERVICES -- COMMERCIAL -- 10.5%
eBay Inc.                                          35,100          2,348,190
Expedia, Inc., Class A                             38,700          1,571,607
Overture Services, Inc.                            49,000          1,736,070
Travelocity.com, Inc.                              28,400            815,364
West Corporation                                   30,600            763,164
----------------------------------------------------------------------------
                                                                   7,234,395
SHOES -- 1.4%
Global Sports, Inc.                                50,100            999,495
----------------------------------------------------------------------------
                                                                     999,495
TELECOMMUNICATIONS EQUIPMENT -- 1.4%
Metawave Communications Corporation                49,700            155,064
Powerwave Technologies, Inc.                       45,700            789,696
----------------------------------------------------------------------------
                                                                     944,760
TRUCKERS -- 1.0%
Landstar System, Inc                                9,400            681,594
----------------------------------------------------------------------------
                                                                     681,594
UTILITIES -- TELECOMMUNICATIONS -- 0.8%
Allegiance Telecom, Inc.                           25,000            207,250
Sprint Corporation (PCS Group)                     15,500            378,355
----------------------------------------------------------------------------
                                                                     585,605
----------------------------------------------------------------------------
TOTAL COMMON STOCKS (Cost $53,562,045)                            68,462,318
----------------------------------------------------------------------------

                                                   Shares              Value
----------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCKS -- 1.3%
COMMUNICATIONS TECHNOLOGY -- 1.3%
Novatel Wireless, Inc., Series A,
  Private Placement(4,5)                              720            912,624
----------------------------------------------------------------------------
                                                                     912,624
----------------------------------------------------------------------------
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $632,104)                   912,624
----------------------------------------------------------------------------

                                                 Warrants              Value
----------------------------------------------------------------------------
WARRANTS -- 0.2%
Novatel Wireless, Inc., Strike 1.20,
  Expires 12/20/05(4,5,6)                         280,520            126,096
----------------------------------------------------------------------------
TOTAL WARRANTS (Cost $87,896)                                        126,096
----------------------------------------------------------------------------

December 31, 2001                                                      Value
----------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 23.3%
Short-Term Investments Held as Collateral for
  Loaned Securities(8)                                          $ 15,784,200
Temporary Investment Cash Fund                                       149,783
Temporary Investment Fund                                            149,783
----------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS (Cost $16,083,766)                   16,083,766
----------------------------------------------------------------------------
TOTAL INVESTMENTS -- 123.9% (Cost $70,365,811)                    85,584,804
----------------------------------------------------------------------------
DEPOSITS WITH BROKERS FOR SECURITIES SOLD SHORT -- 3.0%            2,071,717
----------------------------------------------------------------------------
SECURITIES SOLD SHORT -- (2.9%) (Proceeds $1,971,334)            (2,031,622)
----------------------------------------------------------------------------
COLLATERAL ON SECURITIES LOANED, AT VALUE -- (22.9%)            (15,784,200)
----------------------------------------------------------------------------
OTHER LIABILITIES, NET -- (1.1%)                                   (772,076)
----------------------------------------------------------------------------
TOTAL NET ASSETS -- 100.0%                                      $ 69,068,623
----------------------------------------------------------------------------

SCHEDULE OF SECURITIES SOLD SHORT
December 31, 2001                                  Shares              Value
----------------------------------------------------------------------------
COMMON STOCKS -- 2.9%
DRUGS & PHARMACEUTICALS -- 0.2%
Scios, Inc.                                         7,600       $    180,652
----------------------------------------------------------------------------
                                                                     180,652
FINANCIAL DATA PROCESSING SERVICES -- 0.6%
Alliance Data Systems Corporation                  20,200            386,830
----------------------------------------------------------------------------
                                                                     386,830
SERVICES -- COMMERCIAL -- 1 6%
Cintas Corporation(1)                              10,000            480,000
Getty Images, Inc.                                 28,000            643,440
----------------------------------------------------------------------------
                                                                   1,123,440
TELECOMMUNICATIONS EQUIPMENT -- 0.5%
Polycom, Inc.                                      10,000            340,700
----------------------------------------------------------------------------
                                                                     340,700
----------------------------------------------------------------------------
TOTAL SECURITIES SOLD SHORT (Proceeds $1,971,334)               $  2,031,622
----------------------------------------------------------------------------

                                See notes to Schedule of Investments on page 77.
      The accompanying notes are an integral part of these financial statements.

                                                     WWW.RSINVESTMENTS.COM    67

SCHEDULE OF INVESTMENTS - MIDCAP OPPORTUNITIES FUND

December 31, 2001                                  Shares              Value
----------------------------------------------------------------------------
COMMON STOCKS -- 89.6%
AEROSPACE -- 2.0%
Alliant Techsystems, Inc.                          22,000       $  1,698,400
Lockheed Martin Corporation(1)                     31,500          1,470,105
----------------------------------------------------------------------------
                                                                   3,168,505
AIR TRANSPORTATION -- 1.3%
Continental Airlines, Inc., Class B                80,000          2,096,800
----------------------------------------------------------------------------
                                                                   2,096,800
BANKS -- 3.8%
BB&T Corporation(1)                                50,000          1,805,500
Pacific Century Financial Corporation(1)           70,000          1,812,300
Union Planters Corporation(1)                      50,000          2,256,500
----------------------------------------------------------------------------
                                                                   5,874,300
BEVERAGE -- BREWERY & WINERY -- 1.0%
Adolf Coors Company, Class B(1)                    30,000          1,602,000
----------------------------------------------------------------------------
                                                                   1,602,000
BIOTECHNOLOGY RESEARCH & PRODUCTION -- 5.4%
Abgenix, Inc.                                      47,500          1,597,900
Applera Corporation-Celera Genomics Group          65,500          1,748,195
Genzyme Corporation                                35,000          2,095,100
ImClone Systems, Inc.                              30,000          1,393,800
Invitrogen Corporation                             25,000          1,548,250
----------------------------------------------------------------------------
                                                                   8,383,245
CABLE TELEVISION SERVICES -- 1.7%
Charter Communications, Inc.  Class A             160,000          2,628,800
----------------------------------------------------------------------------
                                                                   2,628,800
COMMUNICATIONS TECHNOLOGY -- 7.6%
ADC Telecommunications, Inc.                      325,000          1,495,000
JDS Uniphase Corporation                          200,000          1,736,000
Motorola, Inc.(1)                                  75,000          1,126,500
Network Associates, Inc.                           85,000          2,197,250
Scientific-Atlanta, Inc.(1)                        80,000          1,915,200
Symbol Technologies, Inc.(1)                      100,000          1,588,000
UTStarcom, Inc.                                    65,000          1,852,500
----------------------------------------------------------------------------
                                                                  11,910,450
COMPUTER SERVICES, SOFTWARE & SYSTEMS -- 7.6%
Adobe Systems, Inc.(1)                             45,000          1,397,250
Ascential Software Corporation                    525,000          2,126,250
Check Point Software Technologies, Ltd.            30,000          1,196,700
i2 Technologies, Inc.                             175,000          1,382,500
Intuit, Inc.                                       55,000          2,352,900
NetIQ Corporation                                  42,500          1,498,550
Sabre Holdings Corporation                         45,500          1,926,925
----------------------------------------------------------------------------
                                                                  11,881,075

December 31, 2001                                  Shares              Value
----------------------------------------------------------------------------
COMPUTER TECHNOLOGY -- 1.6%
Auspex Systems, Inc.                              728,600       $  1,311,480
Hewlett-Packard Company(1)                         55,000          1,129,700
----------------------------------------------------------------------------
                                                                   2,441,180
CONSUMER ELECTRONICS -- 1.1%
Electronic Arts, Inc.                              27,500          1,648,625
----------------------------------------------------------------------------
                                                                   1,648,625
CONSUMER PRODUCTS -- 1.9%
International Flavors & Fragrances, Inc.(1)       100,000          2,971,000
----------------------------------------------------------------------------
                                                                   2,971,000
COSMETICS -- 1.0%
Alberto-Culver Company, Class A(1)                 38,200          1,493,238
----------------------------------------------------------------------------
                                                                   1,493,238
DIVERSIFIED MATERIALS & PROCESSING -- 2.0%
Ashland, Inc.(1)                                   25,500          1,175,040
Englehard Corporation(1)                           72,500          2,006,800
----------------------------------------------------------------------------
                                                                   3,181,840
DRUGS & PHARMACEUTICALS -- 2.6%
Ivax Corporation                                   75,000          1,510,500
MedImmune, Inc.                                    55,000          2,549,250
----------------------------------------------------------------------------
                                                                   4,059,750
ELECTRONICS -- SEMICONDUCTORS & COMPONENTS -- 2.5%
Advanced Micro Devices, Inc.                      100,000          1,586,000
PerkinElmer, Inc.(1)                               65,000          2,276,300
----------------------------------------------------------------------------
                                                                   3,862,300
ENERGY -- MISCELLANEOUS -- 2.6%
Calpine Corporation                               100,000          1,679,000
NRG Energy, Inc.                                  155,000          2,402,500
----------------------------------------------------------------------------
                                                                   4,081,500
FINANCIAL -- MISCELLANEOUS -- 2.2%
Fidelity National Financial, Inc.(1)               85,000          2,108,000
H&R Block, Inc.(1)                                 28,500          1,273,950
----------------------------------------------------------------------------
                                                                   3,381,950
HOMEBUILDING -- 1.8%
Centex Corporation(1)                              27,500          1,569,975
Lennar Corporation(1)                              27,700          1,296,914
----------------------------------------------------------------------------
                                                                   2,866,889
HOUSEHOLD EQUIPMENT & PRODUCTS -- 0.9%
The Stanley Works(1)                               30,000          1,397,100
----------------------------------------------------------------------------
                                                                   1,397,100
IDENTIFIED CONTROL & FILTER DEVICES -- 1.2%
Waters Corporation                                 50,000          1,937,500
----------------------------------------------------------------------------
                                                                   1,937,500
INSURANCE -- MULTI-LINE -- 1.1%
Loews Corporation(1)                               30,000          1,661,400
----------------------------------------------------------------------------
                                                                   1,661,400
MACHINERY -- OIL/WELL EQUIPMENT & SERVICES -- 2.2%
BJ Services Company                                50,000          1,622,500
Noble Drilling Corporation                         55,000          1,872,200
----------------------------------------------------------------------------
                                                                   3,494,700
See notes to Schedule of Investments on page 77.
The accompanying notes are an integral part of these financial statements.

68    CALL 1-800-766-FUND

December 31, 2001                                  Shares              Value
----------------------------------------------------------------------------
MANUFACTURED HOUSING -- 2.0%
Clayton Homes, Inc.(1)                            180,000       $  3,078,000
----------------------------------------------------------------------------
                                                                   3,078,000
MILLING -- FRUIT & GRAIN PROCESSING -- 1.4%
Archer-Daniels-Midland Company(1)                 150,000          2,152,500
----------------------------------------------------------------------------
                                                                   2,152,500
MULTI-SECTOR COMPANIES -- 0 9%
Illinois Tool Works, Inc.(1)                       20,000          1,354,400
----------------------------------------------------------------------------
                                                                   1,354,400
OFFICE FURNITURE & BUSINESS EQUIPMENT -- 2.7%
Diebold, Inc.(1)                                   40,000          1,617,600
Lexmark International, Inc.                        25,000          1,475,000
Xerox Corporation(1)                              115,000          1,198,300
----------------------------------------------------------------------------
                                                                   4,290,900
OFFSHORE DRILLING -- 1.2%
GlobalSantaFe Corporation(1)                       65,000          1,853,800
----------------------------------------------------------------------------
                                                                   1,853,800
OIL -- CRUDE PRODUCERS -- 3 0%
Apache Corporation(1)                              33,000          1,646,040
Devon Energy Corporation(1)                        45,000          1,739,250
Ocean Energy, Inc.(1)                              70,000          1,344,000
----------------------------------------------------------------------------
                                                                   4,729,290
PAPER -- 1.2%
Willamette Industries, Inc.(1)                     35,000          1,824,200
----------------------------------------------------------------------------
                                                                   1,824,200
RADIO & TV BROADCASTERS -- 0.9%
Hispanic Broadcasting Corporation                  55,000          1,402,500
----------------------------------------------------------------------------
                                                                   1,402,500
RAILROADS -- 1.1%
Norfolk Southern Corporation(1)                    97,800          1,792,674
----------------------------------------------------------------------------
                                                                   1,792,674
REAL ESTATE INVESTMENT TRUSTS -- 1.3%
Equity Office Properties Trust(1)                  70,000          2,105,600
----------------------------------------------------------------------------
                                                                   2,105,600
RETAIL -- 9.4%
Abercrombie & Fitch Company, Class A               67,500          1,790,775
Federated Department Stores, Inc.                  40,000          1,636,000
Foot Locker, Inc.                                 140,000          2,191,000
O'Reilly Automotive, Inc.                          45,000          1,641,150
Office Depot, Inc.                                125,000          2,317,500
RadioShack Corporation(1)                          55,000          1,655,500
The TJX Companies, Inc.(1)                         40,000          1,594,400
Too, Inc.                                          66,500          1,828,750
----------------------------------------------------------------------------
                                                                  14,655,075

December 31, 2001                                  Shares              Value
----------------------------------------------------------------------------
SECURITIES BROKERS & SERVICES -- 2.2%
E*Trade Group, Inc.                               175,000       $  1,793,750
Investment Technology Group, Inc.                  42,750          1,670,243
----------------------------------------------------------------------------
                                                                   3,463,993
SERVICES -- COMMERCIAL -- 2 3%
ARAMARK Corporation, Class B                       62,000          1,667,800
Cendant Corporation                               102,500          2,010,025
----------------------------------------------------------------------------
                                                                   3,677,825
UTILITIES -- GAS PIPELINES -- 1.1%
Dynegy, Inc., Class A(1)                           67,500          1,721,250
----------------------------------------------------------------------------
                                                                   1,721,250
UTILITIES -- TELECOMMUNICATIONS -- 3.8%
Primus Telecommunications Group, Inc.           2,825,000          1,836,250
SK Telecom Co., Ltd., ADR(1,3)                     53,800          1,163,156
Sprint Corporation -- Units(1)                     53,100          1,349,271
WorldCom, Inc. -- MCI Group(1)                    120,000          1,524,000
----------------------------------------------------------------------------
                                                                   5,872,677
----------------------------------------------------------------------------
TOTAL COMMON STOCKS (Cost $133,670,343)                          139,998,831
----------------------------------------------------------------------------

                                                   Shares              Value
----------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCKS -- 0.4%
AEROSPACE -- 0.4%
Northrop Grumman Corporation,
  7.25%, 11/16/04                                   6,000            668,400
----------------------------------------------------------------------------
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $600,000)                   668,400
----------------------------------------------------------------------------

                                                      Par              Value
----------------------------------------------------------------------------
CORPORATE BONDS -- 2.5%
BIOTECHNOLOGY RESEARCH & PRODUCTION -- 0.3%
Cephalon, Inc., 144A, 2.50%,
  Due 12/15/06(1,7)                            $  500,000            545,625
----------------------------------------------------------------------------
                                                                     545,625
CABLE TELEVISION SERVICES -- 0.9%
EchoStar Communications Corporation,
  144A, 5.75%, Due 05/15/08(1,7)                1,500,000          1,351,875
----------------------------------------------------------------------------
                                                                   1,351,875
UTILITIES -- TELECOMMUNICATIONS -- 1.3%
Allegiance Telecom, Inc., 12.875%,
  Due 05/15/08(1)                               1,000,000            745,000
Level 3 Communications, Inc.  9.125%,
  Due 05/01/08(1)                               2,000,000            950,000
Primus Telecommunications Group, Inc.,
  12.75%, Due 10/15/09(1)                       1,500,000            262,500
----------------------------------------------------------------------------
                                                                   1,957,500
----------------------------------------------------------------------------
TOTAL CORPORATE BONDS (Cost $3,956,538)                            3,855,000
----------------------------------------------------------------------------

                                See notes to Schedule of Investments on page 77.
      The accompanying notes are an integral part of these financial statements.

                                                     WWW.RSINVESTMENTS.COM    69

SCHEDULE OF INVESTMENTS - MIDCAP OPPORTUNITIES FUND
                                        (Continued)

December 31, 2001                                                      Value
----------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 29.2%
Short-Term Investments Held as Collateral
  for Loaned Securities(8)                                      $ 31,056,800
Temporary Investment Cash Fund                                     7,334,459
Temporary Investment Fund                                          7,334,460
----------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS (Cost $45,725,719)                   45,725,719
----------------------------------------------------------------------------
TOTAL INVESTMENTS -- 121.7% (Cost $183,952,600)                  190,247,950
----------------------------------------------------------------------------
SHORT CALL OPTIONS -- (0.2%) (Premiums $303,990)                   (290,000)
----------------------------------------------------------------------------
COLLATERAL ON SECURITIES LOANED, AT VALUE -- (19.9%)            (31,056,800)
----------------------------------------------------------------------------
OTHER LIABILITIES, NET -- (1.6%)                                 (2,575,609)
----------------------------------------------------------------------------
TOTAL NET ASSETS -- 100.0%                                      $156,325,541
----------------------------------------------------------------------------

SHORT CALL OPTIONS
December 31, 2001                               Contracts              Value
----------------------------------------------------------------------------
SHORT CALL OPTIONS -- 0.2%
JDS Uniphase Corporation, Strike 7.5,
  Expires 01/19/02(6)                               2,000       $    290,000
----------------------------------------------------------------------------
TOTAL SHORT CALL OPTIONS (Premiums $303,990)                    $    290,000
----------------------------------------------------------------------------

See notes to Schedule of Investments on page 77.
The accompanying notes are an integral part of these financial statements.

70    CALL 1-800-766-FUND

SCHEDULE OF INVESTMENTS - SMALLER COMPANY GROWTH FUND

December 31, 2001                                  Shares              Value
----------------------------------------------------------------------------
COMMON STOCKS -- 88.9%
BIOTECHNOLOGY RESEARCH & PRODUCTION -- 8.1%
Arena Pharmaceuticals, Inc.                        80,000       $    962,400
ArQule, Inc.                                       42,200            717,400
Embrex, Inc.                                      147,700          2,643,830
Exact Sciences Corporation                         92,200            945,972
Nastech Pharmaceutical Company, Inc.               80,000          1,240,000
Regeneration Technologies, Inc.                   101,900          1,038,361
Titan Pharmaceuticals, Inc.                       192,900          1,892,349
----------------------------------------------------------------------------
                                                                   9,440,312
CHEMICALS -- 1.5%
NuCo2, Inc.                                       147,500          1,772,950
----------------------------------------------------------------------------
                                                                   1,772,950
COMMUNICATIONS TECHNOLOGY -- 5.2%
Alloy, Inc.                                        73,000          1,571,690
Anaren Microwave, Inc.                             55,200            956,064
COMARCO, Inc.                                     115,000          1,753,750
F5 Networks, Inc.                                  20,900            450,186
InterVoice-Brite, Inc.                             36,500            467,200
TALX Corporation(1)                                36,000            899,280
----------------------------------------------------------------------------
                                                                   6,098,170
COMPUTER SERVICES, SOFTWARE & SYSTEMS -- 10.6%
Agile Software Corporation                         62,600          1,077,972
Digital River, Inc.                                62,600            996,592
Embarcadero Technologies, Inc.                     27,400            663,080
Group 1 Software, Inc.                             60,000            933,000
Micromuse, Inc.                                    78,000          1,170,000
Open Text Corporation                              20,400            603,024
OPNET Technologies, Inc.                          125,100          1,802,691
SERENA Software, Inc.                              41,700            906,558
Support.com, Inc.                                 391,100          2,452,197
Tumbleweed Communications Corporation             300,700          1,786,158
----------------------------------------------------------------------------
                                                                  12,391,272
COMPUTER TECHNOLOGY -- 0.9%
Concurrent Computer Corporation                    67,800          1,006,830
----------------------------------------------------------------------------
                                                                   1,006,830
CONSUMER ELECTRONICS -- 2.3%
PLATO Learning, Inc.                               71,500          1,187,615
Universal Electronics, Inc.                        84,300          1,450,803
----------------------------------------------------------------------------
                                                                   2,638,418
CONTAINERS & PACKAGING -- METALS & GLASS -- 1.1%
Mobile Mini, Inc.                                  31,300          1,224,456
----------------------------------------------------------------------------
                                                                   1,224,456
DIVERSIFIED MATERIALS & PROCESSING -- 1.0%
Armor Holdings, Inc.                               41,850          1,129,532
----------------------------------------------------------------------------
                                                                   1,129,532
DRUGS & PHARMACEUTICALS -- 5.0%
Atrix Laboratories, Inc.                           36,500            752,265
Connetics Corporation                              50,600            602,140
Corvas International, Inc.                        120,000            786,000
La Jolla Pharmaceutical Company                   134,000          1,197,960

December 31, 2001                                  Shares              Value
----------------------------------------------------------------------------
DRUGS & PHARMACEUTICALS (Continued)
POZEN, Inc.                                        96,400       $    506,100
SangStat Medical Corporation                       45,500            893,620
Taro Pharmaceutical Industries, Ltd.               26,100          1,042,695
----------------------------------------------------------------------------
                                                                   5,780,780
EDUCATION SERVICES -- 2.2%
Bright Horizons Family Solutions, Inc.             51,100          1,430,289
Career Education Corporation                       31,300          1,072,964
----------------------------------------------------------------------------
                                                                   2,503,253
ELECTRICAL & ELECTRONICS -- 0.8%
Power Integrations, Inc.                           41,700            952,428
----------------------------------------------------------------------------
                                                                     952,428
ELECTRONICS -- 3.0%
California Micro Devices Corporation              200,000            940,000
California Micro Devices Corporation,
  Private Placement(4,5)                          150,000            564,000
HEI, Inc.                                         104,300            740,530
Microtune, Inc.                                    52,100          1,222,266
----------------------------------------------------------------------------
                                                                   3,466,796
ELECTRONICS -- SEMICONDUCTORS & COMPONENTS -- 8.8%
Artisan Components, Inc.                           78,200          1,235,560
Conductus, Inc.                                   394,400          1,076,712
DuraSwitch Industries, Inc.                       114,000            969,000
Merix Corporation                                  36,500            629,625
Monolithic System Technology, Inc.                 52,100          1,073,260
O2Micro International, Ltd.                        62,600          1,505,530
PLX Technology, Inc.                               83,400          1,051,674
Trikon Technologies, Inc.                         130,400          1,532,200
Virage Logic Corporation                           62,600          1,203,798
----------------------------------------------------------------------------
                                                                  10,277,359
FINANCIAL DATA PROCESSING SERVICES -- 0.9%
The InterCept Group, Inc.                          27,000          1,104,300
----------------------------------------------------------------------------
                                                                   1,104,300
FINANCIAL INFORMATION SERVICES -- 0.7%
S1 Corporation                                     52,100            842,978
----------------------------------------------------------------------------
                                                                     842,978
FOODS -- 1.5%
Monterey Pasta Company                            239,800          1,788,908
----------------------------------------------------------------------------
                                                                   1,788,908
GLASS -- 1.3%
Applied Films Corporation                          49,200          1,537,500
----------------------------------------------------------------------------
                                                                   1,537,500
HEALTH CARE MANAGEMENT SERVICES -- 3.4%
Per-Se Technologies, Inc.                         210,000          2,257,500
VitalWorks, Inc.                                  300,000          1,695,000
----------------------------------------------------------------------------
                                                                   3,952,500
INSURANCE -- LIFE -- 2.1%
American Medical Security Group, Inc.              90,000          1,120,500
Scottish Annuity & Life Holdings, Ltd.(1)          68,400          1,323,540
----------------------------------------------------------------------------
                                                                   2,444,040

                                See notes to Schedule of Investments on page 77.
      The accompanying notes are an integral part of these financial statements.

                                                     WWW.RSINVESTMENTS.COM    71

SCHEDULE OF INVESTMENTS - SMALLER COMPANY GROWTH FUND
                                          (Continued)

December 31, 2001                                  Shares              Value
----------------------------------------------------------------------------
LEISURE TIME -- 1.9%
SCP Pool Corporation                               31,300       $    859,185
West Marine, Inc.                                  94,400          1,386,736
----------------------------------------------------------------------------
                                                                   2,245,921
MACHINERY -- OIL/WELL EQUIPMENT & SERVICES -- 0.8%
Superior Energy Services, Inc.                    110,000            951,500
----------------------------------------------------------------------------
                                                                     951,500
MEDICAL & DENTAL INSTRUMENTS & SUPPLIES -- 5.4%
BriteSmile, Inc.                                  166,800            834,000
Cholestech Corporation                             41,700            826,077
Conceptus, Inc.                                    93,900          2,216,040
Conceptus, Inc., Private Placement(4,5)            25,000            472,000
OraSure Technologies, Inc.                        156,400          1,900,260
----------------------------------------------------------------------------
                                                                   6,248,377
MEDICAL SERVICES -- 1.5%
DIANON Systems, Inc.                               28,700          1,744,960
----------------------------------------------------------------------------
                                                                   1,744,960
POLLUTION CONTROL & ENVIRONMENTAL SERVICES -- 1.2%
TRC Companies, Inc.                                29,000          1,450,000
----------------------------------------------------------------------------
                                                                   1,450,000
PRODUCTION TECHNOLOGY EQUIPMENT -- 0.7%
Nanometrics, Inc.                                  41,700            808,980
----------------------------------------------------------------------------
                                                                     808,980
RADIO & TV BROADCASTERS -- 0.6%
Regent Communications, Inc.                       110,000            742,500
----------------------------------------------------------------------------
                                                                     742,500
REAL ESTATE INVESTMENT TRUSTS -- 1.1%
Annaly Mortgage Management, Inc.(1)                78,200          1,251,200
----------------------------------------------------------------------------
                                                                   1,251,200
RESTAURANTS -- 0.9%
Famous Dave's of America, Inc.                    135,600            991,236
----------------------------------------------------------------------------
                                                                     991,236
RETAIL -- 4.5%
1-800 Contacts, Inc.                               73,000            908,120
dELiA*s Corporation, Class A                      206,500          1,280,300
Fred's, Inc.(1)                                    19,200            786,432
Hot Topic, Inc.                                    36,500          1,145,735
School Specialty, Inc.                             46,900          1,073,072
----------------------------------------------------------------------------
                                                                   5,193,659
SERVICES -- COMMERCIAL -- 4 1%
Coinstar, Inc.                                    105,000          2,625,000
Cornell Companies, Inc.                            40,000            706,000
Overture Services, Inc.                            41,700          1,477,431
----------------------------------------------------------------------------
                                                                   4,808,431
TELECOMMUNICATIONS EQUIPMENT -- 0.9%
SpectraLink Corporation                            62,600          1,072,338
----------------------------------------------------------------------------
                                                                   1,072,338
TEXTILE -- APPAREL MANUFACTURERS -- 1.3%
Ashworth, Inc.                                    190,900          1,506,201
----------------------------------------------------------------------------
                                                                   1,506,201
TRUCKERS -- 0.5%
Knight Transportation, Inc.                        31,350            588,753
----------------------------------------------------------------------------
                                                                     588,753

December 31, 2001                                  Shares              Value
----------------------------------------------------------------------------
UTILITIES -- TELECOMMUNICATIONS -- 3.1%
AirGate PCS, Inc.                                  20,900       $    951,995
Boston Communications Group, Inc.                 125,600          1,425,560
Intrado, Inc.                                      15,600            418,080
UbiquiTel, Inc.                                   105,300            784,485
----------------------------------------------------------------------------
                                                                   3,580,120
----------------------------------------------------------------------------
TOTAL COMMON STOCKS (Cost $75,735,087)                           103,536,958
----------------------------------------------------------------------------

                                                                       Value
----------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 31.3%
Short-Term Investments Held as Collateral
  for Loaned Securities(8)                                        16,610,822
PNC Bank Money Market Account                                      5,949,085
Temporary Investment Cash Fund                                     6,969,527
Temporary Investment Fund                                          6,969,527
----------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS (Cost $36,498,961)                   36,498,961
----------------------------------------------------------------------------
TOTAL INVESTMENTS -- 120.2% (Cost $112,234,048)                  140,035,919
----------------------------------------------------------------------------
COLLATERAL ON SECURITIES LOANED, AT VALUE -- (14.2%)            (16,610,822)
----------------------------------------------------------------------------
OTHER LIABILITIES, NET -- (6.0%)                                 (6,934,987)
----------------------------------------------------------------------------
TOTAL NET ASSETS -- 100.0%                                      $116,490,110
----------------------------------------------------------------------------

See notes to Schedule of Investments on page 77.
The accompanying notes are an integral part of these financial statements.

72    CALL 1-800-766-FUND

SCHEDULE OF INVESTMENTS - VALUE + GROWTH FUND

December 31, 2001                                  Shares              Value
----------------------------------------------------------------------------
COMMON STOCKS -- 101.6%
AEROSPACE -- 1.7%
Alliant Techsystems, Inc.                          65,000       $  5,018,000
----------------------------------------------------------------------------
                                                                   5,018,000
AIR TRANSPORTATION -- 1.2%
Continental Airlines, Inc., Class B               132,500          3,472,825
----------------------------------------------------------------------------
                                                                   3,472,825
BANKS -- 2.5%
First Tennessee National Corporation(1)           100,000          3,626,000
Wachovia Corporation(1)                           120,000          3,763,200
----------------------------------------------------------------------------
                                                                   7,389,200
BIOTECHNOLOGY RESEARCH & PRODUCTION -- 6.0%
Abgenix, Inc.                                     132,500          4,457,300
Applera Corporation-Celera Genomics Group         130,000          3,469,700
Cephalon, Inc.                                     40,000          3,023,400
Genzyme Corporation                                70,000          4,190,200
ImClone Systems, Inc.                              60,000          2,787,600
----------------------------------------------------------------------------
                                                                  17,928,200
CABLE TELEVISION SERVICES -- 1.7%
Charter Communications, Inc.  Class A             300,000          4,929,000
----------------------------------------------------------------------------
                                                                   4,929,000
CASINOS & GAMBLING -- 1.5%
International Game Technology                      65,000          4,439,500
----------------------------------------------------------------------------
                                                                   4,439,500
COMMUNICATIONS & MEDIA -- 0 9%
AOL Time Warner, Inc.                              80,000          2,568,000
----------------------------------------------------------------------------
                                                                   2,568,000
COMMUNICATIONS TECHNOLOGY -- 8.2%
ADC Telecommunications, Inc.                      550,000          2,530,000
Motorola, Inc.(1)                                 230,000          3,454,600
Network Associates, Inc.                          200,000          5,170,000
Scientific-Atlanta, Inc.(1)                       125,000          2,992,500
Telefonaktiebolaget Lm Ericsson AB ADR(1,3)       750,000          3,915,000
UTStarcom, Inc.                                   225,000          6,412,500
----------------------------------------------------------------------------
                                                                  24,474,600
COMPUTER SERVICES, SOFTWARE & SYSTEMS -- 4.5%
Adobe Systems, Inc.(1)                             95,000          2,949,750
Check Point Software Technologies, Ltd.           100,000          3,989,000
i2 Technologies, Inc.                             300,000          2,370,000
Sabre Holdings Corporation                         95,900          4,061,365
----------------------------------------------------------------------------
                                                                  13,370,115
COMPUTER TECHNOLOGY -- 2.2%
Hewlett-Packard Company(1)                        135,000          2,772,900
Network Appliance, Inc.                           175,000          3,827,250
----------------------------------------------------------------------------
                                                                   6,600,150
CONSUMER ELECTRONICS -- 1.1%
Electronic Arts, Inc.                              55,000          3,297,250
----------------------------------------------------------------------------
                                                                   3,297,250

December 31, 2001                                  Shares              Value
----------------------------------------------------------------------------
CONSUMER PRODUCTS -- 2.2%
International Flavors & Fragrances, Inc.(1)       220,000       $  6,536,200
----------------------------------------------------------------------------
                                                                   6,536,200
DIVERSIFIED FINANCIAL SERVICES -- 3.8%
Merrill Lynch & Co., Inc.(1)                       75,000          3,909,000
MetLife, Inc.(1)                                  236,600          7,495,488
----------------------------------------------------------------------------
                                                                  11,404,488
DRUG & GROCERY STORE CHAINS -- 4.9%
Safeway, Inc.                                     150,000          6,262,500
Walgreen Company(1)                               250,000          8,415,000
----------------------------------------------------------------------------
                                                                  14,677,500
DRUGS & PHARMACEUTICALS -- 8.0%
Cardinal Health, Inc.(1)                          135,000          8,729,100
Gilead Sciences, Inc.                              45,000          2,957,400
Johnson & Johnson(1)                              120,000          7,092,000
MedImmune, Inc.                                   110,000          5,098,500
----------------------------------------------------------------------------
                                                                  23,877,000
ELECTRONICS -- SEMICONDUCTORS & COMPONENTS -- 1.6%
PerkinElmer, Inc.(1)                              135,000          4,727,700
----------------------------------------------------------------------------
                                                                   4,727,700
ENERGY -- MISCELLANEOUS -- 1.1%
Calpine Corporation                               200,000          3,358,000
----------------------------------------------------------------------------
                                                                   3,358,000
FINANCIAL -- MISCELLANEOUS -- 0.9%
H&R Block, Inc.(1)                                 60,000          2,682,000
----------------------------------------------------------------------------
                                                                   2,682,000
FINANCIAL DATA PROCESSING SERVICES -- 1.2%
Affiliated Computer Services, Inc., Class A        33,000          3,502,290
----------------------------------------------------------------------------
                                                                   3,502,290
FOODS -- 1.2%
ConAgra Foods, Inc.(1)                            150,000          3,565,500
----------------------------------------------------------------------------
                                                                   3,565,500
HEALTH CARE MANAGEMENT SERVICES -- 3.6%
UnitedHealth Group, Inc.(1)                       150,000         10,615,500
----------------------------------------------------------------------------
                                                                  10,615,500
HOUSEHOLD EQUIPMENT & PRODUCTS -- 0.8%
The Stanley Works(1)                               50,000          2,328,500
----------------------------------------------------------------------------
                                                                   2,328,500
IDENTIFIED CONTROL & FILTER DEVICES -- 1.3%
Waters Corporation                                100,000          3,875,000
----------------------------------------------------------------------------
                                                                   3,875,000
INSURANCE -- MULTI-LINE -- 1.4%
Loews Corporation(1)                               75,000          4,153,500
----------------------------------------------------------------------------
                                                                   4,153,500
MACHINERY -- OIL/WELL EQUIPMENT & SERVICES -- 2.4%
BJ Services Company                               115,000          3,731,750
Noble Drilling Corporation                        100,000          3,404,000
----------------------------------------------------------------------------
                                                                   7,135,750
MILLING -- FRUIT & GRAIN PROCESSING -- 1.2%
Archer-Daniels-Midland Company(1)                 250,000          3,587,500
----------------------------------------------------------------------------
                                                                   3,587,500

                                See notes to Schedule of Investments on page 77.
      The accompanying notes are an integral part of these financial statements.

                                                     WWW.RSINVESTMENTS.COM    73

SCHEDULE OF INVESTMENTS - VALUE + GROWTH FUND
                                  (Continued)
December 31, 2001                                  Shares              Value
----------------------------------------------------------------------------
MULTI-SECTOR COMPANIES -- 1.1%
Illinois Tool Works, Inc.(1)                       50,000       $  3,386,000
----------------------------------------------------------------------------
                                                                   3,386,000
OFFICE FURNITURE & BUSINESS EQUIPMENT -- 2.6%
Diebold, Inc.(1)                                  135,000          5,459,400
Xerox Corporation(1)                              225,000          2,344,500
----------------------------------------------------------------------------
                                                                   7,803,900
OFFSHORE DRILLING -- 1.4%
GlobalSantaFe Corporation(1)                      150,000          4,278,000
----------------------------------------------------------------------------
                                                                   4,278,000
OIL -- CRUDE PRODUCERS -- 3.8%
Apache Corporation(1)                              66,000          3,292,080
Devon Energy Corporation(1)                       120,000          4,638,000
Ocean Energy, Inc.(1)                             175,000          3,360,000
----------------------------------------------------------------------------
                                                                  11,290,080
PAPER -- 1.3%
Willamette Industries, Inc.(1)                     75,000          3,909,000
----------------------------------------------------------------------------
                                                                   3,909,000
RADIO & TV BROADCASTERS -- 2.6%
Clear Channel Communications, Inc.(1)             150,000          7,636,500
----------------------------------------------------------------------------
                                                                   7,636,500
RETAIL -- 10.1%
Costco Wholesale Corporation                      300,000         13,314,000
Foot Locker, Inc.                                 200,000          3,130,000
RadioShack Corporation(1)                         100,000          3,010,000
The TJX Companies, Inc.(1)                         82,500          3,288,450
Wal-Mart Stores, Inc.(1)                          125,000          7,193,750
----------------------------------------------------------------------------
                                                                  29,936,200
SERVICES -- COMMERCIAL -- 3.4%
ARAMARK Corporation, Class B                      112,800          3,034,320
Cendant Corporation                               205,000          4,020,050
eBay, Inc.                                         45,000          3,010,500
----------------------------------------------------------------------------
                                                                  10,064,870
SOAPS & HOUSEHOLD CHEMICALS -- 1.3%
The Procter & Gamble Company(1)                    50,000          3,956,500
----------------------------------------------------------------------------
                                                                   3,956,500
STEEL -- 1.0%
Nucor Corporation(1)                               55,000          2,912,800
----------------------------------------------------------------------------
                                                                   2,912,800
TELECOMMUNICATIONS EQUIPMENT -- 1.2%
Nokia Oyj, ADR(1,3)                               150,000          3,679,500
----------------------------------------------------------------------------
                                                                   3,679,500
UTILITIES -- CABLE TV & RADIO -- 2.4%
Comcast Corporation, Class A                      200,000          7,200,000
----------------------------------------------------------------------------
                                                                   7,200,000
UTILITIES -- GAS PIPELINES -- 1.2%
Dynegy, Inc., Class A(1)                          135,000          3,442,500
----------------------------------------------------------------------------
                                                                   3,442,500
UTILITIES -- TELECOMMUNICATIONS -- 1.1%
AT&T Corporation(1)                               175,000          3,174,500
----------------------------------------------------------------------------
                                                                   3,174,500
----------------------------------------------------------------------------
TOTAL COMMON STOCKS (Cost $233,743,927)                          302,183,618
----------------------------------------------------------------------------

December 31, 2001                                                      Value
----------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 2.9%
Temporary Investment Cash Fund                                  $  4,337,993
Temporary Investment Fund                                          4,337,992
----------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS (Cost $8,675,985)                     8,675,985
----------------------------------------------------------------------------
TOTAL INVESTMENTS -- 104.5% (Cost $242,419,912)                  310,859,603
----------------------------------------------------------------------------
OTHER LIABILITIES, NET -- (4.5%)                                (13,246,328)
----------------------------------------------------------------------------
TOTAL NET ASSETS -- 100.0%                                      $297,613,275
----------------------------------------------------------------------------

See notes to Schedule of Investments on page 77.
The accompanying  notes are an integral part of these financial statements.

74    CALL 1-800-766-FUND

SCHEDULE OF INVESTMENTS - THE CONTRARIAN FUND(TM)

December 31, 2001        Foreign Currency(2)       Shares              Value
----------------------------------------------------------------------------
COMMON STOCKS -- 84.9%
AGRICULTURAL PRODUCTS -- 2.5%
Bunge, Ltd.(1)                                     71,700       $  1,669,176
----------------------------------------------------------------------------
                                                                   1,669,176
COAL -- 5.0%
Consol Energy, Inc.(1)                             20,100            499,284
Massey Energy Company(1)                           70,000          1,451,100
Peabody Energy Corporation(1)                      50,000          1,409,500
----------------------------------------------------------------------------
                                                                   3,359,884
CONSUMER GOODS -- 5.3%
The Gillette Company(1)                           106,300          3,550,420
----------------------------------------------------------------------------
                                                                   3,550,420
COPPER/GOLD MINING -- 3.7%
M.I.M. Holdings, Ltd.(1)                 AUD    1,750,000          1,021,216
Teck Cominco, Ltd., Class B(1)           CAD      186,700          1,487,743
----------------------------------------------------------------------------
                                                                   2,508,959
DIAMOND MINING -- 0.9%
Diamond Fields International, Ltd.       CAD    1,209,600            606,217
----------------------------------------------------------------------------
                                                                     606,217
DIVERSIFIED OPERATIONS -- 5.3%
Berkshire Hathaway, Inc., Class B                   1,410          3,560,250
----------------------------------------------------------------------------
                                                                   3,560,250
ENERGY -- 17.2%
Abacan Resource Corporation                       505,000                252
Anzoil N.L.                              AUD    3,577,471             38,456
ChevronTexaco Corporation(1)                       30,000          2,688,300
Ivanhoe Energy, Inc.                            1,643,880          3,698,730
PanCanadian Energy Corporation(1)        CAD      105,000          2,716,663
Phillips Petroleum Company(1)                      14,160            853,282
Talisman Energy, Inc.(1)                 CAD       40,000          1,516,044
----------------------------------------------------------------------------
                                                                  11,511,727
FINANCIAL SERVICES -- 5.2%
Citigroup, Inc.(1)                                 55,000          2,776,400
Dundee Bancorp, Inc., Class A            CAD       81,100            711,288
----------------------------------------------------------------------------
                                                                   3,487,688
FOOD -- 15.6%
Dole Food Company, Inc.(1)                        130,000          3,487,900
Fresh Del Monte Produce, Inc.                     460,000          6,923,000
----------------------------------------------------------------------------
                                                                  10,410,900
HEALTHCARE SERVICES -- 2.0%
HEALTHSOUTH Corporation                            90,000          1,333,800
----------------------------------------------------------------------------
                                                                   1,333,800
MEDIA -- 1.9%
Metromedia International Group, Inc.            1,550,800          1,256,148
----------------------------------------------------------------------------
                                                                   1,256,148
MEDICAL & DENTAL INSTRUMENTS & SUPPLIES -- 2.4%
Guidant Corporation                                31,600          1,573,680
----------------------------------------------------------------------------
                                                                   1,573,680
PAPER & FOREST PRODUCTS -- 4.5%
Abitibi-Consolidated, Inc.(1)            CAD      200,000          1,457,156
Canfor Corporation(1)                    CAD      158,000            970,018

December 31, 2001        Foreign Currency(2)       Shares              Value
----------------------------------------------------------------------------
PAPER & FOREST PRODUCTS (Continued)
Norske Skog Canada, Ltd.(1)              CAD      136,500        $   581,484
----------------------------------------------------------------------------
                                                                   3,008,658
PLATINUM GROUP METALS -- 3.1%
African Minerals, Ltd., Restricted(4,5)           698,422          2,095,266
----------------------------------------------------------------------------
                                                                   2,095,266
RADIO & TV BROADCASTERS -- 4.5%
General Motors Corporation, Class H                80,000          1,236,000
Liberty Media Corporation, Class A                 95,000          1,330,000
Sirius Satellite Radio, Inc.                       40,000            465,200
----------------------------------------------------------------------------
                                                                   3,031,200
REAL ESTATE -- 0.0%
Atlantic Gulf Communities Corporation(4)          638,130              3,541
----------------------------------------------------------------------------
                                                                       3,541
TELECOMMUNICATIONS -- 2.1%
AT&T Wireless Services, Inc.                      100,000          1,437,000
----------------------------------------------------------------------------
                                                                   1,437,000
TELECOMMUNICATIONS EQUIPMENT -- 0.7%
QUALCOMM, Inc.                                      9,100            459,550
----------------------------------------------------------------------------
                                                                     459,550
TOBACCO -- 0.9%
Philip Morris Companies, Inc.(1)                   13,400            614,390
----------------------------------------------------------------------------
                                                                     614,390
TRANSPORTATION SERVICES -- 2.1%
China Yuchai International, Ltd.(1)             1,430,000          1,372,800
----------------------------------------------------------------------------
                                                                   1,372,800
----------------------------------------------------------------------------
TOTAL COMMON STOCKS (Cost $70,544,923)                            56,851,254
----------------------------------------------------------------------------

                                                   Shares              Value
----------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCKS -- 0.0%
Atlantic Gulf Communities Corporation,
  Series B(4)                                     206,778              2,068
----------------------------------------------------------------------------
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $2,042,967)                   2,068
----------------------------------------------------------------------------

                                                 Warrants              Value
----------------------------------------------------------------------------
WARRANTS -- 0.0%
Atlantic Gulf Communities Corporation,
  Strike 5.75, Expires 06/23/04(4)                413,556              6,548
----------------------------------------------------------------------------
TOTAL WARRANTS (Cost $24,813)                                          6,548
----------------------------------------------------------------------------

                                                                       Value
----------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 27.4%
PNC Bank Money Market Account                                     10,634,375
Temporary Investment Cash Fund                                     3,841,510
Temporary Investment Fund                                          3,841,510
----------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS (Cost $18,317,395)                   18,317,395
----------------------------------------------------------------------------
TOTAL INVESTMENTS -- 112.3% (Cost $90,930,098)                    75,177,265
----------------------------------------------------------------------------
OTHER LIABILITIES, NET -- (12.3%)                                (8,242,911)
----------------------------------------------------------------------------
TOTAL NET ASSETS -- 100.0%                                       $66,934,354
----------------------------------------------------------------------------

                                See notes to Schedule of Investments on page 77.
      The accompanying notes are an integral part of these financial statements.

                                                     WWW.RSINVESTMENTS.COM    75

SCHEDULE OF INVESTMENTS - GLOBAL NATURAL RESOURCES FUND


December 31, 2001        Foreign Currency(2)       Shares              Value
----------------------------------------------------------------------------
COMMON STOCKS -- 89.0%
AGRICULTURAL PRODUCTS -- 5.2%
Cadiz, Inc.                                       140,000        $ 1,122,800
----------------------------------------------------------------------------
                                                                   1,122,800
COAL -- 15.2%
Consol Energy, Inc.(1)                             20,200            501,768
Massey Energy Company(1)                           60,500          1,254,165
Peabody Energy Corporation(1)                      24,000            676,560
Westmoreland Coal Company                          64,500            877,200
----------------------------------------------------------------------------
                                                                   3,309,693
COPPER/GOLD MINING -- 8.9%
M.I.M. Holdings, Ltd.(1)                 AUD    1,250,000            729,440
Teck Cominco, Ltd., Class B(1)           CAD      150,000          1,195,294
----------------------------------------------------------------------------
                                                                   1,924,734
DIVERSIFIED OPERATIONS -- 4.4%
Sherritt International Corporation(1)    CAD      377,500            964,880
----------------------------------------------------------------------------
                                                                     964,880
ENERGY -- 19.1%
ChevronTexaco Corporation(1)                       10,000            896,100
Oiltec Resources, Ltd., 144A(7)          CAD    1,730,000          1,679,864
PanCanadian Energy Corporation(1)        CAD       24,000            620,952
PYR Energy Corporation                            200,000            396,000
Talisman Energy, Inc.(1)                 CAD       15,000            568,516
----------------------------------------------------------------------------
                                                                   4,161,432
ENERGY SERVICES -- 8.8%
Canadian Natural Resources, Ltd.(1)      CAD       35,000            839,995
NQL Drilling Tools, Inc., Class A        CAD      105,300            482,216
Progress Energy, Ltd.                    CAD      239,200            591,909
----------------------------------------------------------------------------
                                                                   1,914,120
FOOD -- 9.8%
Fresh Del Monte Produce, Inc.                     142,000          2,137,100
----------------------------------------------------------------------------
                                                                   2,137,100
PAPER & FOREST PRODUCTS -- 10.8%
Canfor Corporation(1)                    CAD      197,200          1,210,680
Norske Skog Canada, Ltd.(1)              CAD      267,200          1,138,261
----------------------------------------------------------------------------
                                                                   2,348,941
PLATINUM GROUP METALS -- 2.8%
African Minerals, Ltd., Restricted(4,5)           203,624            610,872
----------------------------------------------------------------------------
                                                                     610,872
TRANSPORTATION SERVICES -- 4.0%
TEPPCO Partners, L.P.(1)                           29,200            876,000
----------------------------------------------------------------------------
                                                                     876,000
----------------------------------------------------------------------------
TOTAL COMMON STOCKS (Cost $19,390,433)                            19,370,572
----------------------------------------------------------------------------

                                                 Warrants              Value
----------------------------------------------------------------------------
WARRANTS -- 0.1%
PYR Energy Corporation, Strike 4.80,
  Expires 07/31/03(4,6)                            40,000             23,046
----------------------------------------------------------------------------
TOTAL WARRANTS (Cost $79,872)                                         23,046
----------------------------------------------------------------------------

December 31, 2001                                                      Value
----------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 20.3%

PNC Bank Money Market Account                                    $ 2,023,592
Temporary Investment Cash Fund                                     1,199,193
Temporary Investment Fund                                          1,199,193
----------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS (Cost $4,421,978)                     4,421,978
----------------------------------------------------------------------------
TOTAL INVESTMENTS -- 109.4% (Cost $23,892,283)                    23,815,596
----------------------------------------------------------------------------
OTHER LIABILITIES, NET -- (9.4%)                                 (2,038,349)
----------------------------------------------------------------------------
TOTAL NET ASSETS -- 100.0%                                       $21,777,247
----------------------------------------------------------------------------

See notes to Schedule of Investments on page 77.
The accompanying notes are an integral part of these financial statements.

76    CALL 1-800-766-FUND

SCHEDULE OF INVESTMENTS - PARTNERS FUND
December 31, 2001        Foreign Currency(2)       Shares              Value
----------------------------------------------------------------------------
COMMON STOCKS -- 86.5%
AGRICULTURAL PRODUCTS -- 11 6%
Bunge, Ltd.(1)                                    156,800       $  3,650,304
Cadiz, Inc.                                       577,400          4,630,748
----------------------------------------------------------------------------
                                                                   8,281,052
APPAREL -- 2.0%
The Timberland Company, Class A                    38,000          1,409,040
----------------------------------------------------------------------------
                                                                   1,409,040
CHEMICALS -- 1.9%
Crompton Corporation(1)                           150,000          1,350,000
----------------------------------------------------------------------------
                                                                   1,350,000
CLOSED-END FUNDS -- 0.6%
The Cathay Investment Fund, Ltd.(4)      HKD      525,000            463,003
----------------------------------------------------------------------------
                                                                     463,003
COAL -- 5.5%
Westmoreland Coal Company                         291,000          3,957,600
----------------------------------------------------------------------------
                                                                   3,957,600
COPPER/GOLD MINING -- 6.3%
M.I.M. Holdings, Ltd.(1)                 AUD    2,000,000          1,167,104
Teck Cominco, Ltd., Class B(1)           CAD      420,200          3,348,417
----------------------------------------------------------------------------
                                                                   4,515,521
ENERGY -- 5.0%
Best Pacific Resources, Ltd.             CAD    1,500,000            986,681
Oiltec Resources, Ltd., 144A(7)          CAD    1,644,000          1,596,356
PanCanadian Energy Corporation(1)        CAD       37,500            970,237
----------------------------------------------------------------------------
                                                                   3,553,274
ENERGY SERVICES -- 2.3%
NQL Drilling Tools, Inc., Class A        CAD      352,400          1,613,800
----------------------------------------------------------------------------
                                                                   1,613,800
FOOD -- 20.8%
Dole Food Company, Inc.(1)                        135,000          3,622,050
Fresh Del Monte Produce, Inc.                     468,300          7,047,915
Fyffes PLC(1)                            EUR    3,630,500          4,202,267
----------------------------------------------------------------------------
                                                                  14,872,232
HEALTH CARE MANAGEMENT SERVICES -- 4.4%
AMERIGROUP Corporation                            145,000          3,161,000
----------------------------------------------------------------------------
                                                                   3,161,000
MANUFACTURING -- 1.8%
Silgan Holdings, Inc.                              50,000          1,308,000
----------------------------------------------------------------------------
                                                                   1,308,000
MARKETING -- 1.6%
ValueClick, Inc.                                  407,700          1,166,022
----------------------------------------------------------------------------
                                                                   1,166,022
MEDICAL PRODUCTS & SERVICES -- 1.6%
AmSurg Corporation, Class A                        33,300            905,094
Viasys Healthcare, Inc.                            13,800            278,898
----------------------------------------------------------------------------
                                                                   1,183,992
PAPER & FOREST PRODUCTS -- 7.4%
Canfor Corporation(1)                    CAD      192,100          1,179,369
Norske Skog Canada, Ltd.(1)              CAD      973,400          4,146,643
----------------------------------------------------------------------------
                                                                   5,326,012

December 31, 2001                                  Shares              Value
----------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS -- 1.6%
Apex Mortgage Capital, Inc.(1)                    100,000       $  1,125,000
----------------------------------------------------------------------------
                                                                   1,125,000
SEMICONDUCTORS & COMPONENTS -- 4.1%
GlobespanVirata, Inc.                             225,000          2,913,750
----------------------------------------------------------------------------
                                                                   2,913,750
TRANSPORTATION -- 2.8%
Grupo TMM S.A. de CV, ADR(3)                      201,500          1,974,700
----------------------------------------------------------------------------
                                                                   1,974,700
TRANSPORTATION SERVICES -- 5.2%
China Yuchai International, Ltd.(1)               156,100            149,856
TEPPCO Partners, L.P.(1)                          120,000          3,600,000
----------------------------------------------------------------------------
                                                                   3,749,856
----------------------------------------------------------------------------
TOTAL COMMON STOCKS (Cost $55,731,716)                            61,923,854
----------------------------------------------------------------------------

                                                                       Value
----------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 22.2%
PNC Bank Money Market Account                                      8,001,977
Temporary Investment Cash Fund                                     3,928,420
Temporary Investment Fund                                          3,928,420
----------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS (Cost $15,858,817)                   15,858,817
----------------------------------------------------------------------------
TOTAL INVESTMENTS -- 108.7% (Cost $71,590,533)                    77,782,671
----------------------------------------------------------------------------
OTHER LIABILITIES, NET -- (8.7%)                                 (6,215,626)
----------------------------------------------------------------------------
TOTAL NET ASSETS -- 100.0%                                       $71,567,045
----------------------------------------------------------------------------

(1) Income-producing security.
(2) Foreign-denominated security: AUD -- Australian Dollar, CAD -- Canadian Dollar, EUR -- Euro Dollar, GBP -- British Pound, HKD -- Hong Kong Dollar.
(3) ADR -- American Depository Receipt.
(4) Fair value security. See 1a in Notes to Financial Statements.
(5) Restricted security. See 4e in Notes to Financial Statements.
(6) See 4f in Notes to Financial Statements.
(7) These securities may be resold in transactions under rule 144A of the Securities Act of 1933, normally to qualified institutional buyers.
(8) See 5 in Notes to Financial Statements.

      The accompanying notes are an integral part of these financial statements.

                                                     WWW.RSINVESTMENTS.COM    77

FINANCIAL INFORMATION

STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 2001
All numbers in thousands except for Pricing of Shares section

                                                                                            AGGRESSIVE           DIVERSIFIED
                                                                                                GROWTH                GROWTH
ASSETS
Investments (including securities on loan), at value                                          $119,996            $1,017,796
Deposits with brokers for securities sold short                                                     --                    --
Receivable for investments sold                                                                     --                18,606
Receivable for fund shares subscribed                                                              360                10,911
Dividends/interest receivable                                                                       28                   319
Prepaid expenses                                                                                     2                     7
Other receivables                                                                                   12                   118
------------------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                                                   120,398             1,047,757
------------------------------------------------------------------------------------------------------------------------------

LIABILITIES
Securities sold short/written options                                                               --                    --
Collateral on securities loaned, at value                                                       17,161               167,160
Payable for investments purchased                                                                3,998                17,052
Payable for fund shares redeemed                                                                   692                 8,842
Payable to adviser                                                                                  82                   655
Payable to distributor                                                                              20                   164
Accrued expenses/other liabilities                                                                  94                   575
------------------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                                               22,047               194,448
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS                                                                               $98,351              $853,309
------------------------------------------------------------------------------------------------------------------------------

NET ASSETS CONSIST OF:
Paid-in capital                                                                                192,715               989,534
Accumulated undistributed net investment income/(loss)                                              --                    --
Accumulated net realized gain/(loss) from investments, securities
  sold short, options written and foreign currency transactions                              (103,863)             (190,169)
Net unrealized appreciation/(depreciation) on investments, securities sold short
  and options written, and translation of assets and liabilities in foreign currencies           9,499                53,944
------------------------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS                                                                               $98,351              $853,309
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
INVESTMENTS, AT COST                                                                          $110,497              $963,852
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
PROCEEDS FROM SECURITIES SOLD SHORT                                                                 --                    --
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
PREMIUMS FROM OPTIONS WRITTEN                                                                       --                    --
------------------------------------------------------------------------------------------------------------------------------

PRICING OF SHARES
Net Asset Value, offering, and redemption price per share                                        $6.18                $23.26
Net Assets                                                                                 $98,351,388          $853,309,258
Shares of beneficial interest outstanding with no par value                                 15,907,041            36,686,813

                                                                                                                        THE
                                                                                             EMERGING           INFORMATION
                                                                                               GROWTH           AGE FUND(R)
ASSETS
Investments (including securities on loan), at value                                       $3,343,761              $133,320
Deposits with brokers for securities sold short                                                    --                    --
Receivable for investments sold                                                                 2,687                   279
Receivable for fund shares subscribed                                                           4,978                 1,111
Dividends/interest receivable                                                                     332                    18
Prepaid expenses                                                                                   43                     2
Other receivables                                                                                 898                    --
-----------------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                                                3,352,699               134,730
-----------------------------------------------------------------------------------------------------------------------------

LIABILITIES
Securities sold short/written options                                                              --                    --
Collateral on securities loaned, at value                                                     509,115                    --
Payable for investments purchased                                                             125,535                 5,724
Payable for fund shares redeemed                                                              239,520                 3,658
Payable to adviser                                                                              2,157                   108
Payable to distributor                                                                            539                    27
Accrued expenses/other liabilities                                                              2,050                   114
-----------------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                                             878,916                 9,631
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS                                                                           $2,473,783              $125,099
-----------------------------------------------------------------------------------------------------------------------------

NET ASSETS CONSIST OF:
Paid-in capital                                                                             3,647,380               139,380
Accumulated undistributed net investment income/(loss)                                             --                    --
Accumulated net realized gain/(loss) from investments, securities
  sold short, options written and foreign currency transactions                           (1,538,724)              (35,843)
Net unrealized appreciation/(depreciation) on investments, securities sold short
  and options written, and translation of assets and liabilities in foreign currencies        365,127                21,562
-----------------------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS                                                                           $2,473,783              $125,099
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
INVESTMENTS, AT COST                                                                       $2,978,634              $111,758
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
PROCEEDS FROM SECURITIES SOLD SHORT                                                                --                    --
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
PREMIUMS FROM OPTIONS WRITTEN                                                                      --                    --
-----------------------------------------------------------------------------------------------------------------------------

PRICING OF SHARES
Net Asset Value, offering, and redemption price per share                                      $32.00                $14.53
Net Assets                                                                             $2,473,782,796          $125,098,703
Shares of beneficial interest outstanding with no par value                                77,316,399             8,609,296


                                                                                         RS INTERNET                MIDCAP
                                                                                        AGE FUND(TM)         OPPORTUNITIES
ASSETS
Investments (including securities on loan), at value                                         $85,585              $190,248
Deposits with brokers for securities sold short                                                2,072                    --
Receivable for investments sold                                                                  201                 1,724
Receivable for fund shares subscribed                                                             79                   229
Dividends/interest receivable                                                                      4                   264
Prepaid expenses                                                                                   1                     3
Other receivables                                                                                 21                    30
----------------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                                                  87,963               192,498
----------------------------------------------------------------------------------------------------------------------------

LIABILITIES
Securities sold short/written options                                                          2,032                   290
Collateral on securities loaned, at value                                                     15,784                31,057
Payable for investments purchased                                                                 --                 4,227
Payable for fund shares redeemed                                                                 911                   309
Payable to adviser                                                                                72                   131
Payable to distributor                                                                            14                    33
Accrued expenses/other liabilities                                                                81                   125
----------------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                                             18,894                36,172
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS                                                                             $69,069              $156,326
----------------------------------------------------------------------------------------------------------------------------

NET ASSETS CONSIST OF:
Paid-in capital                                                                              209,899               186,641
Accumulated undistributed net investment income/(loss)                                          (11)                     9
Accumulated net realized gain/(loss) from investments, securities
  sold short, options written and foreign currency transactions                            (155,978)              (36,633)
Net unrealized appreciation/(depreciation) on investments, securities sold short
  and options written, and translation of assets and liabilities in foreign currencies        15,159                 6,309
----------------------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS                                                                             $69,069              $156,326
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
INVESTMENTS, AT COST                                                                         $70,366              $183,953
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
PROCEEDS FROM SECURITIES SOLD SHORT                                                            1,971                    --
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
PREMIUMS FROM OPTIONS WRITTEN                                                                     --                   304
----------------------------------------------------------------------------------------------------------------------------

PRICING OF SHARES
Net Asset Value, offering, and redemption price per share                                      $5.76                 $9.92
Net Assets                                                                               $69,068,623          $156,325,541
Shares of beneficial interest outstanding with no par value                               11,981,795            15,751,783

                                                                                            SMALLER
                                                                                            COMPANY              VALUE +
                                                                                             GROWTH               GROWTH
ASSETS
Investments (including securities on loan), at value                                       $140,036             $310,860
Deposits with brokers for securities sold short                                                  --                   --
Receivable for investments sold                                                                  --                1,220
Receivable for fund shares subscribed                                                         2,273                   73
Dividends/interest receivable                                                                    63                  185
Prepaid expenses                                                                                  1                    5
Other receivables                                                                                13                   --
-----------------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                                                142,386              312,343
-----------------------------------------------------------------------------------------------------------------------------

LIABILITIES
Securities sold short/written options                                                            --                   --
Collateral on securities loaned, at value                                                    16,611                   --
Payable for investments purchased                                                             7,882                4,592
Payable for fund shares redeemed                                                              1,186                9,575
Payable to adviser                                                                              104                  259
Payable to distributor                                                                           22                   65
Accrued expenses/other liabilities                                                               91                  239
-----------------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                                            25,896               14,730
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS                                                                           $116,490             $297,613
-----------------------------------------------------------------------------------------------------------------------------

NET ASSETS CONSIST OF:
Paid-in capital                                                                              85,377              234,361
Accumulated undistributed net investment income/(loss)                                           --                   --
Accumulated net realized gain/(loss) from investments, securities
  sold short, options written and foreign currency transactions                               3,311              (5,188)
Net unrealized appreciation/(depreciation) on investments, securities sold short
  and options written, and translation of assets and liabilities in foreign currencies       27,802               68,440
-----------------------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS                                                                           $116,490             $297,613
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
INVESTMENTS, AT COST                                                                       $112,234             $242,420
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
PROCEEDS FROM SECURITIES SOLD SHORT                                                              --                   --
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
PREMIUMS FROM OPTIONS WRITTEN                                                                    --                   --
-----------------------------------------------------------------------------------------------------------------------------

PRICING OF SHARES
Net Asset Value, offering, and redemption price per share                                    $21.78               $17.07
Net Assets                                                                             $116,490,110         $297,613,275
Shares of beneficial interest outstanding with no par value                               5,347,408           17,437,120

                                                                                              THE                GLOBAL
                                                                                       CONTRARIAN               NATURAL
                                                                                         FUND(TM)             RESOURCES
ASSETS
Investments (including securities on loan), at value                                      $75,177               $23,816
Deposits with brokers for securities sold short                                                --                    --
Receivable for investments sold                                                                75                   120
Receivable for fund shares subscribed                                                           7                   276
Dividends/interest receivable                                                                  81                    28
Prepaid expenses                                                                                1                    --
Other receivables                                                                           1,495                    --
----------------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                                               76,836                24,240
----------------------------------------------------------------------------------------------------------------------------

LIABILITIES
Securities sold short/written options                                                          --                    --
Collateral on securities loaned, at value                                                      --                    --
Payable for investments purchased                                                           9,492                 2,294
Payable for fund shares redeemed                                                              230                    99
Payable to adviser                                                                             85                    19
Payable to distributor                                                                         14                     5
Accrued expenses/other liabilities                                                             81                    46
----------------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                                           9,902                 2,463
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS                                                                          $66,934               $21,777
----------------------------------------------------------------------------------------------------------------------------

NET ASSETS CONSIST OF:
Paid-in capital                                                                           216,009                38,453
Accumulated undistributed net investment income/(loss)                                      (222)                    --
Accumulated net realized gain/(loss) from investments, securities
  sold short, options written and foreign currency transactions                         (133,100)              (16,600)
Net unrealized appreciation/(depreciation) on investments, securities sold short
  and options written, and translation of assets and liabilities in foreign currencies   (15,753)                  (76)
----------------------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS                                                                          $66,934               $21,777
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
INVESTMENTS, AT COST                                                                      $90,930               $23,892
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
PROCEEDS FROM SECURITIES SOLD SHORT                                                            --                    --
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
PREMIUMS FROM OPTIONS WRITTEN                                                                  --                    --
----------------------------------------------------------------------------------------------------------------------------

PRICING OF SHARES
Net Asset Value, offering, and redemption price per share                                  $10.12                $11.56
Net Assets                                                                            $66,934,354           $21,777,247
Shares of beneficial interest outstanding with no par value                             6,615,091             1,884,629



                                                                                                 PARTNERS
ASSETS
Investments (including securities on loan), at value                                              $77,783
Deposits with brokers for securities sold short                                                        --
Receivable for investments sold                                                                       317
Receivable for fund shares subscribed                                                                 790
Dividends/interest receivable                                                                         212
Prepaid expenses                                                                                        1
Other receivables                                                                                      --
-----------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                                                       79,103
-----------------------------------------------------------------------------------------------------------

LIABILITIES
Securities sold short/written options                                                                  --
Collateral on securities loaned, at value                                                              --
Payable for investments purchased                                                                   6,538
Payable for fund shares redeemed                                                                      838
Payable to adviser                                                                                     62
Payable to distributor                                                                                 15
Accrued expenses/other liabilities                                                                     83
-----------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                                                   7,536
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS                                                                                  $71,567
-----------------------------------------------------------------------------------------------------------

NET ASSETS CONSIST OF:
Paid-in capital                                                                                    66,272
Accumulated undistributed net investment income/(loss)                                              (155)
Accumulated net realized gain/(loss) from investments, securities
  sold short, options written and foreign currency transactions                                     (740)
Net unrealized appreciation/(depreciation) on investments, securities sold short
  and options written, and translation of assets and liabilities in foreign currencies              6,190
-----------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS                                                                                  $71,567
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
INVESTMENTS, AT COST                                                                              $71,591
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
PROCEEDS FROM SECURITIES SOLD SHORT                                                                    --
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
PREMIUMS FROM OPTIONS WRITTEN                                                                          --
-----------------------------------------------------------------------------------------------------------

PRICING OF SHARES
Net Asset Value, offering, and redemption price per share                                          $17.67
Net Assets                                                                                    $71,567,045
Shares of beneficial interest outstanding with no par value                                     4,051,205

     The accompanying notes are an integral part of these financial statements.

CALL 1-800-766-FUND                                       WWW.RSINVESTMENTS.COM

                                     78-79

FINANCIAL  INFORMATION

STATEMENT  OF OPERATIONS
For the year ended  December 31, 2001
All numbers in thousands


                                                                                                AGGRESSIVE           DIVERSIFIED
                                                                                                    GROWTH                GROWTH
  INVESTMENT INCOME
  Interest                                                                                            $612                $1,084
  Dividends                                                                                            206                 1,961
  Withholding taxes on foreign dividends                                                               (3)                   (2)
-----------------------------------------------------------------------------------------------------------------------------------
  TOTAL INVESTMENT INCOME                                                                              815                 3,043
-----------------------------------------------------------------------------------------------------------------------------------

  EXPENSES
  Investment advisory fees                                                                           1,347                 6,281
  Distribution fees                                                                                    337                 1,570
  Transfer agent fees                                                                                  214                 1,170
  Dividend expense for securities sold short                                                            --                    --
  Custodian fees                                                                                        26                   129
  Accounting/administrative service fees                                                               158                   654
  Shareholder reports                                                                                   91                   574
  Professional fees                                                                                     33                   119
  Registration fees                                                                                     45                    57
  Interest expense                                                                                       3                   119
  Trustees' fees and expenses                                                                            5                    24
  Other expense                                                                                          6                    31
-----------------------------------------------------------------------------------------------------------------------------------
  TOTAL EXPENSES                                                                                     2,265                10,728
-----------------------------------------------------------------------------------------------------------------------------------
  Less: Expense waiver by adviser                                                                       --                    --
  Expense offsets and other waivers                                                                  (257)               (1,215)

-----------------------------------------------------------------------------------------------------------------------------------
  TOTAL EXPENSES, NET                                                                                2,008                 9,513
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
  NET INVESTMENT INCOME/(LOSS)                                                                     (1,193)               (6,470)
-----------------------------------------------------------------------------------------------------------------------------------

  REALIZED GAIN/(LOSS) AND CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION
    ON INVESTMENTS, SECURITIES SOLD SHORT, AND OPTIONS WRITTEN
  Net realized gain/(loss) from investments and foreign currency transactions                     (84,241)             (111,065)
  Net realized gain/(loss) from securities sold short and options written                               --                    31
  Net change in unrealized appreciation/depreciation on investments and on
    translation of assets and liabilities in foreign currency                                       34,194               152,056
  Net change in unrealized appreciation/depreciation on securities sold short and options written       --                    --
-----------------------------------------------------------------------------------------------------------------------------------
  NET GAIN/(LOSS) ON INVESTMENTS AND SECURITIES SOLD SHORT AND OPTIONS WRITTEN                    (50,047)                41,022
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
  NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                                ($51,240)               $34,552
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                                               THE
                                                                                                    EMERGING           INFORMATION
                                                                                                      GROWTH           AGE FUND(R)
  INVESTMENT INCOME
  Interest                                                                                           $13,469                  $943
  Dividends                                                                                            3,097                   207
  Withholding taxes on foreign dividends                                                                (58)                   (6)
-----------------------------------------------------------------------------------------------------------------------------------
  TOTAL INVESTMENT INCOME                                                                             16,508                 1,144
-----------------------------------------------------------------------------------------------------------------------------------

  EXPENSES
  Investment advisory fees                                                                            28,356                 1,440
  Distribution fees                                                                                    7,089                   360
  Transfer agent fees                                                                                  5,027                   235
  Dividend expense for securities sold short                                                              --                    --
  Custodian fees                                                                                         280                    21
  Accounting/administrative service fees                                                               1,515                   167
  Shareholder reports                                                                                  1,902                   114
  Professional fees                                                                                      462                    36
  Registration fees                                                                                       87                    54
  Interest expense                                                                                         1                    --
  Trustees' fees and expenses                                                                            115                     6
  Other expense                                                                                          184                    12
-----------------------------------------------------------------------------------------------------------------------------------
  TOTAL EXPENSES                                                                                      45,018                 2,445
-----------------------------------------------------------------------------------------------------------------------------------
  Less: Expense waiver by adviser                                                                         --                  (20)
  Expense offsets and other waivers                                                                  (6,216)                  (20)

-----------------------------------------------------------------------------------------------------------------------------------
  TOTAL EXPENSES, NET                                                                                 38,802                 2,405
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
  NET INVESTMENT INCOME/(LOSS)                                                                      (22,294)               (1,261)
-----------------------------------------------------------------------------------------------------------------------------------

  REALIZED GAIN/(LOSS) AND CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION
    ON INVESTMENTS, SECURITIES SOLD SHORT, AND OPTIONS WRITTEN
  Net realized gain/(loss) from investments and foreign currency transactions                    (1,235,159)              (34,949)
  Net realized gain/(loss) from securities sold short and options written                                 --                    --
  Net change in unrealized appreciation/depreciation on investments and on
    translation of assets and liabilities in foreign currency                                        204,945               (8,866)
  Net change in unrealized appreciation/depreciation on securities sold short and options written         --                    --
-----------------------------------------------------------------------------------------------------------------------------------
  NET GAIN/(LOSS) ON INVESTMENTS AND SECURITIES SOLD SHORT AND OPTIONS WRITTEN                   (1,030,214)              (43,815)
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
  NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                               ($1,052,508)             ($45,076)
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                RS INTERNET                MIDCAP
                                                                                               AGE FUND(TM)         OPPORTUNITIES
  INVESTMENT INCOME
  Interest                                                                                             $587                $2,573
  Dividends                                                                                             148                 1,478
  Withholding taxes on foreign dividends                                                                 --                    --
-----------------------------------------------------------------------------------------------------------------------------------
  TOTAL INVESTMENT INCOME                                                                               735                 4,051
-----------------------------------------------------------------------------------------------------------------------------------

  EXPENSES
  Investment advisory fees                                                                              888                 1,729
  Distribution fees                                                                                     178                   432
  Transfer agent fees                                                                                   247                   187
  Dividend expense for securities sold short                                                              1                    --
  Custodian fees                                                                                         25                    42
  Accounting/administrative service fees                                                                 84                   203
  Shareholder reports                                                                                    46                   181
  Professional fees                                                                                      19                    49
  Registration fees                                                                                      36                    36
  Interest expense                                                                                        1                     4
  Trustees' fees and expenses                                                                             3                     7
  Other expense                                                                                           6                    11
-----------------------------------------------------------------------------------------------------------------------------------
  TOTAL EXPENSES                                                                                      1,534                 2,881
-----------------------------------------------------------------------------------------------------------------------------------
  Less: Expense waiver by adviser                                                                        --                    --
  Expense offsets and other waivers                                                                   (220)                 (336)

-----------------------------------------------------------------------------------------------------------------------------------
  TOTAL EXPENSES, NET                                                                                 1,314                 2,545
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
  NET INVESTMENT INCOME/(LOSS)                                                                        (579)                 1,506
-----------------------------------------------------------------------------------------------------------------------------------

  REALIZED GAIN/(LOSS) AND CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION
    ON INVESTMENTS, SECURITIES SOLD SHORT, AND OPTIONS WRITTEN
  Net realized gain/(loss) from investments and foreign currency transactions                      (74,117)              (24,589)
  Net realized gain/(loss) from securities sold short and options written                             2,516                 1,163
  Net change in unrealized appreciation/depreciation on investments and on
    translation of assets and liabilities in foreign currency                                        58,774               (5,914)
  Net change in unrealized appreciation/depreciation on securities sold short and options written      (60)                     5
-----------------------------------------------------------------------------------------------------------------------------------
  NET GAIN/(LOSS) ON INVESTMENTS AND SECURITIES SOLD SHORT AND OPTIONS WRITTEN                     (12,887)              (29,335)
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
  NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                                 ($13,466)             ($27,829)
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                 SMALLER
                                                                                                 COMPANY              VALUE +
                                                                                                  GROWTH               GROWTH
  INVESTMENT INCOME
  Interest                                                                                          $354                 $683
  Dividends                                                                                          200                1,746
  Withholding taxes on foreign dividends                                                              --                 (15)
-----------------------------------------------------------------------------------------------------------------------------------
  TOTAL INVESTMENT INCOME                                                                            554                2,414
-----------------------------------------------------------------------------------------------------------------------------------

  EXPENSES
  Investment advisory fees                                                                         1,271                3,786
  Distribution fees                                                                                  249                  946
  Transfer agent fees                                                                                145                  450
  Dividend expense for securities sold short                                                          --                   --
  Custodian fees                                                                                      31                   44
  Accounting/administrative service fees                                                             118                  426
  Shareholder reports                                                                                 73                  287
  Professional fees                                                                                   35                   74
  Registration fees                                                                                   29                   28
  Interest expense                                                                                    --                   15
  Trustees' fees and expenses                                                                          4                   16
  Other expense                                                                                        6                   27
-----------------------------------------------------------------------------------------------------------------------------------
  TOTAL EXPENSES                                                                                   1,961                6,099
-----------------------------------------------------------------------------------------------------------------------------------
  Less: Expense waiver by adviser                                                                   (31)                 (53)
  Expense offsets and other waivers                                                                (276)                  (2)

-----------------------------------------------------------------------------------------------------------------------------------
  TOTAL EXPENSES, NET                                                                              1,654                6,044
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
  NET INVESTMENT INCOME/(LOSS)                                                                   (1,100)              (3,630)
-----------------------------------------------------------------------------------------------------------------------------------

  REALIZED GAIN/(LOSS) AND CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION
    ON INVESTMENTS, SECURITIES SOLD SHORT, AND OPTIONS WRITTEN
  Net realized gain/(loss) from investments and foreign currency transactions                      8,717               61,996
  Net realized gain/(loss) from securities sold short and options written                             --                 (36)
  Net change in unrealized appreciation/depreciation on investments and on
    translation of assets and liabilities in foreign currency                                      (890)            (152,052)
  Net change in unrealized appreciation/depreciation on securities sold short and options written     --                   --
-----------------------------------------------------------------------------------------------------------------------------------
  NET GAIN/(LOSS) ON INVESTMENTS AND SECURITIES SOLD SHORT AND OPTIONS WRITTEN                     7,827             (90,092)
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
  NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                                 $6,727            ($93,722)
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                         THE                GLOBAL
                                                                                                  CONTRARIAN               NATURAL
                                                                                                    FUND(TM)             RESOURCES
  INVESTMENT INCOME
  Interest                                                                                              $226                  $134
  Dividends                                                                                            1,110                   286
  Withholding taxes on foreign dividends                                                                (33)                  (25)
-----------------------------------------------------------------------------------------------------------------------------------
  TOTAL INVESTMENT INCOME                                                                              1,303                   395
-----------------------------------------------------------------------------------------------------------------------------------

  EXPENSES
  Investment advisory fees                                                                             1,196                   309
  Distribution fees                                                                                      199                    77
  Transfer agent fees                                                                                    147                    89
  Dividend expense for securities sold short                                                              --                    --
  Custodian fees                                                                                          28                    22
  Accounting/administrative service fees                                                                  95                    38
  Shareholder reports                                                                                     57                    21
  Professional fees                                                                                       38                    17
  Registration fees                                                                                       26                    28
  Interest expense                                                                                         5                     4
  Trustees' fees and expenses                                                                              3                     1
  Other expense                                                                                            9                     3
-----------------------------------------------------------------------------------------------------------------------------------
  TOTAL EXPENSES                                                                                       1,803                   609
-----------------------------------------------------------------------------------------------------------------------------------
  Less: Expense waiver by adviser                                                                         --                    --
  Expense offsets and other waivers                                                                     (32)                  (36)

-----------------------------------------------------------------------------------------------------------------------------------
  TOTAL EXPENSES, NET                                                                                  1,771                   573
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
  NET INVESTMENT INCOME/(LOSS)                                                                         (468)                 (178)
-----------------------------------------------------------------------------------------------------------------------------------

  REALIZED GAIN/(LOSS) AND CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION
    ON INVESTMENTS, SECURITIES SOLD SHORT, AND OPTIONS WRITTEN
  Net realized gain/(loss) from investments and foreign currency transactions                           (48)                 1,074
  Net realized gain/(loss) from securities sold short and options written                             11,660                    --
  Net change in unrealized appreciation/depreciation on investments and on
    translation of assets and liabilities in foreign currency                                        (5,610)               (1,486)
  Net change in unrealized appreciation/depreciation on securities sold short and options written   (12,234)                    --
------------------------------------------------------------------------------------------------------------------------------------
  NET GAIN/(LOSS) ON INVESTMENTS AND SECURITIES SOLD SHORT AND OPTIONS WRITTEN                       (6,232)                 (412)
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
  NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                                   ($6,700)                ($590)
-----------------------------------------------------------------------------------------------------------------------------------


                                                                                                                 PARTNERS
  INVESTMENT INCOME
  Interest                                                                                                           $481
  Dividends                                                                                                           921
  Withholding taxes on foreign dividends                                                                             (49)
--------------------------------------------------------------------------------------------------------------------------
  TOTAL INVESTMENT INCOME                                                                                           1,353
--------------------------------------------------------------------------------------------------------------------------

  EXPENSES
  Investment advisory fees                                                                                            954
  Distribution fees                                                                                                   187
  Transfer agent fees                                                                                                 155
  Dividend expense for securities sold short                                                                           --
  Custodian fees                                                                                                       22
  Accounting/administrative service fees                                                                               88
  Shareholder reports                                                                                                  49
  Professional fees                                                                                                    29
  Registration fees                                                                                                    31
  Interest expense                                                                                                     --
  Trustees' fees and expenses                                                                                           3
  Other expense                                                                                                         4
--------------------------------------------------------------------------------------------------------------------------
  TOTAL EXPENSES                                                                                                    1,522
--------------------------------------------------------------------------------------------------------------------------
  Less: Expense waiver by adviser                                                                                    (81)
  Expense offsets and other waivers                                                                                  (36)

--------------------------------------------------------------------------------------------------------------------------
  TOTAL EXPENSES, NET                                                                                               1,405
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
  NET INVESTMENT INCOME/(LOSS)                                                                                       (52)
--------------------------------------------------------------------------------------------------------------------------

  REALIZED GAIN/(LOSS) AND CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION
    ON INVESTMENTS, SECURITIES SOLD SHORT, AND OPTIONS WRITTEN
  Net realized gain/(loss) from investments and foreign currency transactions                                         363
  Net realized gain/(loss) from securities sold short and options written                                              --
  Net change in unrealized appreciation/depreciation on investments and on
    translation of assets and liabilities in foreign currency                                                       3,580
  Net change in unrealized appreciation/depreciation on securities sold short and options written                      --
--------------------------------------------------------------------------------------------------------------------------
  NET GAIN/(LOSS) ON INVESTMENTS AND SECURITIES SOLD SHORT AND OPTIONS WRITTEN                                      3,943
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
  NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                                                  $3,891
--------------------------------------------------------------------------------------------------------------------------

      The accompanying notes are an integral part of these financial statements.

CALL 1-800-766-FUND                                       WWW.RSINVESTMENTS.COM

                                     80-81

FINANCIAL INFORMATION

STATEMENT OF CHANGES IN NET ASSETS
All numbers in thousands

                                                                                       AGGRESSIVE GROWTH
                                                                                -------------------------------

                                                                                      For the           For the
                                                                                   Year Ended      Period Ended
                                                                                Dec. 31, 2001    Dec. 31, 2000*


OPERATIONS
Net investment income/(loss)                                                         ($1,193)            ($856)
Net realized gain/(loss) from investments and
  foreign currency transactions                                                      (84,241)          (19,622)
Net realized gain/(loss) from securities sold short and options written                    --                --
Net change in unrealized appreciation/depreciation on investments
  and on translation of assets and liabilities in foreign currency                     34,194          (24,695)
Net change in unrealized appreciation/depreciation
  on securities sold short and options written                                             --                --
---------------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                                                          (51,240)          (45,173)
---------------------------------------------------------------------------------------------------------------


DISTRIBUTIONS TO SHAREHOLDERS
Net investment income                                                                      --                --
Realized gain on investments and securities sold short                                     --                --
---------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                                                        --                --
---------------------------------------------------------------------------------------------------------------


CAPITAL SHARE TRANSACTIONS
Net proceeds from sales of shares                                                     113,387           327,782
Reinvestment of distributions                                                              --                --
Cost of shares redeemed                                                             (144,947)         (101,458)
---------------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE) IN NET ASSETS
  RESULTING FROM CAPITAL SHARE TRANSACTIONS                                          (31,560)           226,324
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE) IN NET ASSETS                                                (82,800)           181,151
---------------------------------------------------------------------------------------------------------------


NET ASSETS
Beginning of Year                                                                     181,151                --
End of Year                                                                           $98,351          $181,151

---------------------------------------------------------------------------------------------------------------
UNDISTRIBUTED NET INVESTMENT INCOME/(LOSS)
  INCLUDED IN NET ASSETS                                                              (1,193)                --
---------------------------------------------------------------------------------------------------------------

OTHER INFORMATION:
SHARES
Sold                                                                                   15,996            32,846
Reinvested                                                                                 --                --
Redeemed                                                                             (22,118)          (10,817)
---------------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE)                                                               (6,122)            22,029
---------------------------------------------------------------------------------------------------------------

                                                                                      DIVERSIFIED GROWTH
                                                                                -------------------------------

                                                                                      For the           For the
                                                                                   Year Ended        Year Ended
                                                                                Dec. 31, 2001     Dec. 31, 2000


OPERATIONS
Net investment income/(loss)                                                         ($6,470)          ($6,277)
Net realized gain/(loss) from investments and
  foreign currency transactions                                                     (111,065)          (78,159)
Net realized gain/(loss) from securities sold short and options written                    31             (378)
Net change in unrealized appreciation/depreciation on investments
  and on translation of assets and liabilities in foreign currency                    152,056         (180,134)
Net change in unrealized appreciation/depreciation
  on securities sold short and options written                                             --                --
---------------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                                                            34,552         (264,948)
---------------------------------------------------------------------------------------------------------------


DISTRIBUTIONS TO SHAREHOLDERS
Net investment income                                                                      --                --
Realized gain on investments and securities sold short                                     --          (27,662)
---------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                                                        --          (27,662)
---------------------------------------------------------------------------------------------------------------


CAPITAL SHARE TRANSACTIONS
Net proceeds from sales of shares                                                     673,839         1,258,291
Reinvestment of distributions                                                              --            26,418
Cost of shares redeemed                                                             (422,970)         (728,957)
---------------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE) IN NET ASSETS
  RESULTING FROM CAPITAL SHARE TRANSACTIONS                                           250,869           555,752
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE) IN NET ASSETS                                                 285,421           263,142
---------------------------------------------------------------------------------------------------------------


NET ASSETS
Beginning of Year                                                                     567,888           304,746
End of Year                                                                          $853,309          $567,888

---------------------------------------------------------------------------------------------------------------
UNDISTRIBUTED NET INVESTMENT INCOME/(LOSS)
  INCLUDED IN NET ASSETS                                                              (6,499)              (29)
---------------------------------------------------------------------------------------------------------------

OTHER INFORMATION:
SHARES
Sold                                                                                   31,633            37,851
Reinvested                                                                                 --             1,211
Redeemed                                                                             (19,823)          (23,424)
---------------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE)                                                                11,810            15,638
---------------------------------------------------------------------------------------------------------------

                                                                                        EMERGING GROWTH
                                                                                -------------------------------

                                                                                      For the           For the
                                                                                   Year Ended        Year Ended
                                                                                Dec. 31, 2001     Dec. 31, 2000


OPERATIONS
Net investment income/(loss)                                                        ($22,294)         ($41,758)
Net realized gain/(loss) from investments and
  foreign currency transactions                                                   (1,235,159)         (286,610)
Net realized gain/(loss) from securities sold short and options written                    --                --
Net change in unrealized appreciation/depreciation on investments
  and on translation of assets and liabilities in foreign currency                    204,945       (1,322,782)
Net change in unrealized appreciation/depreciation
  on securities sold short and options written                                             --                --
---------------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                                                       (1,052,508)       (1,651,150)
---------------------------------------------------------------------------------------------------------------


DISTRIBUTIONS TO SHAREHOLDERS
Net investment income                                                                      --                --
Realized gain on investments and securities sold short                                     --         (124,948)
---------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                                                        --         (124,948)
---------------------------------------------------------------------------------------------------------------


CAPITAL SHARE TRANSACTIONS
Net proceeds from sales of shares                                                   6,765,128         9,011,982
Reinvestment of distributions                                                              --           115,565
Cost of shares redeemed                                                           (7,105,865)       (7,064,041)
---------------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE) IN NET ASSETS
  RESULTING FROM CAPITAL SHARE TRANSACTIONS                                         (340,737)         2,063,506
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE) IN NET ASSETS                                             (1,393,245)           287,408
---------------------------------------------------------------------------------------------------------------


NET ASSETS
Beginning of Year                                                                   3,867,028         3,579,620
End of Year                                                                        $2,473,783        $3,867,028

---------------------------------------------------------------------------------------------------------------
UNDISTRIBUTED NET INVESTMENT INCOME/(LOSS)
  INCLUDED IN NET ASSETS                                                             (22,294)                --
---------------------------------------------------------------------------------------------------------------

OTHER INFORMATION:
SHARES
Sold                                                                                  210,402           143,579
Reinvested                                                                                 --             2,661
Redeemed                                                                            (220,937)         (117,391)
---------------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE)                                                              (10,535)            28,849
---------------------------------------------------------------------------------------------------------------

                                                                                  THE INFORMATION AGE FUND(R)
                                                                                -------------------------------

                                                                                      For the           For the
                                                                                   Year Ended        Year Ended
                                                                                Dec. 31, 2001     Dec. 31, 2000


OPERATIONS
Net investment income/(loss)                                                         ($1,261)          ($4,280)
Net realized gain/(loss) from investments and
  foreign currency transactions                                                      (34,949)            59,821
Net realized gain/(loss) from securities sold short and options written                    --                --
Net change in unrealized appreciation/depreciation on investments
  and on translation of assets and liabilities in foreign currency                    (8,866)         (182,960)
Net change in unrealized appreciation/depreciation
  on securities sold short and options written                                             --                --
---------------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                                                          (45,076)         (127,419)
---------------------------------------------------------------------------------------------------------------


DISTRIBUTIONS TO SHAREHOLDERS
Net investment income                                                                      --                --
Realized gain on investments and securities sold short                                (2,588)          (40,329)
---------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                                                   (2,588)          (40,329)
---------------------------------------------------------------------------------------------------------------


CAPITAL SHARE TRANSACTIONS
Net proceeds from sales of shares                                                     141,705           562,801
Reinvestment of distributions                                                           2,548            38,859
Cost of shares redeemed                                                             (173,310)         (586,728)
---------------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE) IN NET ASSETS
  RESULTING FROM CAPITAL SHARE TRANSACTIONS                                          (29,057)            14,932
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE) IN NET ASSETS                                                (76,721)         (152,816)
---------------------------------------------------------------------------------------------------------------


NET ASSETS
Beginning of Year                                                                     201,820           354,636
End of Year                                                                          $125,099          $201,820

---------------------------------------------------------------------------------------------------------------
UNDISTRIBUTED NET INVESTMENT INCOME/(LOSS)
  INCLUDED IN NET ASSETS                                                              (1,261)                --
---------------------------------------------------------------------------------------------------------------

OTHER INFORMATION:
SHARES
Sold                                                                                    9,197            14,916
Reinvested                                                                                169             1,993
Redeemed                                                                             (11,374)          (16,200)
---------------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE)                                                               (2,008)               709
---------------------------------------------------------------------------------------------------------------

                                                                              RS INTERNET AGE FUND(TM)
                                                                           -------------------------------

                                                                                 For the           For the
                                                                              Year Ended        Year Ended
                                                                           Dec. 31, 2001     Dec. 31, 2000


OPERATIONS
Net investment income/(loss)                                                      ($579)          ($3,004)
Net realized gain/(loss) from investments and
  foreign currency transactions                                                 (74,117)          (86,077)
Net realized gain/(loss) from securities sold short and options written            2,516             1,869
Net change in unrealized appreciation/depreciation on investments
  and on translation of assets and liabilities in foreign currency                58,774          (54,394)
Net change in unrealized appreciation/depreciation
  on securities sold short and options written                                      (60)                --
------------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                                                     (13,466)         (141,606)
------------------------------------------------------------------------------------------------------------


DISTRIBUTIONS TO SHAREHOLDERS
Net investment income                                                                 --                --
Realized gain on investments and securities sold short                                --                --
------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                                                   --                --
------------------------------------------------------------------------------------------------------------


CAPITAL SHARE TRANSACTIONS
Net proceeds from sales of shares                                                 46,657           313,960
Reinvestment of distributions                                                         --                --
Cost of shares redeemed                                                         (64,403)         (175,658)
------------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE) IN NET ASSETS
  RESULTING FROM CAPITAL SHARE TRANSACTIONS                                     (17,746)           138,302
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE) IN NET ASSETS                                           (31,212)           (3,304)
------------------------------------------------------------------------------------------------------------


NET ASSETS
Beginning of Year                                                                100,281           103,585
End of Year                                                                      $69,069          $100,281

------------------------------------------------------------------------------------------------------------
UNDISTRIBUTED NET INVESTMENT INCOME/(LOSS)
  INCLUDED IN NET ASSETS                                                           (594)              (15)
------------------------------------------------------------------------------------------------------------

OTHER INFORMATION:
SHARES
Sold                                                                               8,279            23,533
Reinvested                                                                            --                --
Redeemed                                                                        (11,655)          (16,677)
------------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE)                                                          (3,376)             6,856
------------------------------------------------------------------------------------------------------------

                                                                                   MIDCAP OPPORTUNITIES
                                                                            -------------------------------

                                                                                  For the           For the
                                                                               Year Ended        Year Ended
                                                                            Dec. 31, 2001     Dec. 31, 2000


OPERATIONS
Net investment income/(loss)                                                       $1,506            ($331)
Net realized gain/(loss) from investments and
  foreign currency transactions                                                  (24,589)            18,713
Net realized gain/(loss) from securities sold short and options written             1,163               406
Net change in unrealized appreciation/depreciation on investments
  and on translation of assets and liabilities in foreign currency                (5,914)          (37,101)
Net change in unrealized appreciation/depreciation
  on securities sold short and options written                                          5                 9
-----------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                                                      (27,829)          (18,304)
----------------------------------------------------------------------------------------------------------


DISTRIBUTIONS TO SHAREHOLDERS
Net investment income                                                             (1,497)             (255)
Realized gain on investments and securities sold short                                 --          (42,509)
-----------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                                               (1,497)          (42,764)
-----------------------------------------------------------------------------------------------------------


CAPITAL SHARE TRANSACTIONS
Net proceeds from sales of shares                                                  77,534           179,567
Reinvestment of distributions                                                       1,452            41,475
Cost of shares redeemed                                                          (91,249)         (188,588)
----------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE) IN NET ASSETS
  RESULTING FROM CAPITAL SHARE TRANSACTIONS                                      (12,263)            32,454
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE) IN NET ASSETS                                            (41,589)          (28,614)
-----------------------------------------------------------------------------------------------------------


NET ASSETS
Beginning of Year                                                                 197,915           226,529
End of Year                                                                      $156,326          $197,915

-----------------------------------------------------------------------------------------------------------
UNDISTRIBUTED NET INVESTMENT INCOME/(LOSS)
  INCLUDED IN NET ASSETS                                                                9                --
-----------------------------------------------------------------------------------------------------------

OTHER INFORMATION:
SHARES
Sold                                                                                7,334            10,537
Reinvested                                                                            145             3,690
Redeemed                                                                          (8,710)          (11,476)
-----------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE)                                                           (1,231)             2,751
-----------------------------------------------------------------------------------------------------------

* Investment operations commenced on May 1, 2000.

      The accompanying notes are an integral part of these financial statements.

CALL 1-800-766-FUND                                       WWW.RSINVESTMENTS.COM

                                     82-83

FINANCIAL INFORMATION

All numbers in thousands

                                                                              SMALLER COMPANY GROWTH
                                                                          -----------------------------

                                                                                For the         For the
                                                                             Year Ended      Year Ended
                                                                          Dec. 31, 2001   Dec. 31, 2000


  OPERATIONS
  Net investment income/(loss)                                                 ($1,100)        ($1,713)
  Net realized gain/(loss) from investments and
    foreign currency transactions                                                 8,717          16,828
  Net realized gain/(loss) from securities sold short and options written            --              --
  Net change in unrealized appreciation/depreciation on investments
    and on translation of assets and liabilities in foreign currency              (890)        (10,973)
  Net change in unrealized appreciation/depreciation
    on securities sold short and options written                                     --              --
---------------------------------------------------------------------------------------------------------
  NET INCREASE/(DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS                                                     6,727           4,142
---------------------------------------------------------------------------------------------------------


  DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income                                                              --              --
  Realized gain on investments and securities sold short                        (2,813)        (11,793)
---------------------------------------------------------------------------------------------------------
  TOTAL DISTRIBUTIONS                                                           (2,813)        (11,793)
---------------------------------------------------------------------------------------------------------


  CAPITAL SHARE TRANSACTIONS
  Net proceeds from sales of shares                                             110,176         184,885
  Reinvestment of distributions                                                   2,746          11,205
  Cost of shares redeemed                                                     (106,695)       (185,402)
---------------------------------------------------------------------------------------------------------
  NET INCREASE/(DECREASE) IN NET ASSETS
    RESULTING FROM CAPITAL SHARE TRANSACTIONS                                     6,227          10,688
---------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------
  NET INCREASE/(DECREASE) IN NET ASSETS                                          10,141           3,037
---------------------------------------------------------------------------------------------------------


  NET ASSETS
  Beginning of Year                                                             106,349         103,312
  End of Year                                                                  $116,490        $106,349


---------------------------------------------------------------------------------------------------------
  UNDISTRIBUTED NET INVESTMENT INCOME/(LOSS)
    INCLUDED IN NET ASSETS                                                      (1,124)            (24)
---------------------------------------------------------------------------------------------------------

  OTHER INFORMATION:
  SHARES
  Sold                                                                            5,521           6,852
  Reinvested                                                                        132             560
  Redeemed                                                                      (5,445)         (6,896)
---------------------------------------------------------------------------------------------------------
  NET INCREASE/(DECREASE)                                                         (208)             516
---------------------------------------------------------------------------------------------------------

                                                                                  VALUE + GROWTH
                                                                           -----------------------------

                                                                                 For the         For the
                                                                              Year Ended      Year Ended
                                                                           Dec. 31, 2001   Dec. 31, 2000


  OPERATIONS
  Net investment income/(loss)                                                  ($3,630)        ($6,438)
  Net realized gain/(loss) from investments and
    foreign currency transactions                                                 61,996          45,020
  Net realized gain/(loss) from securities sold short and options written           (36)              --
  Net change in unrealized appreciation/depreciation on investments
    and on translation of assets and liabilities in foreign currency           (152,052)        (99,351)
  Net change in unrealized appreciation/depreciation
    on securities sold short and options written                                      --              --
---------------------------------------------------------------------------------------------------------
  NET INCREASE/(DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS                                                   (93,722)        (60,769)
---------------------------------------------------------------------------------------------------------


  DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income                                                               --              --
  Realized gain on investments and securities sold short                        (41,009)        (42,721)
---------------------------------------------------------------------------------------------------------
  TOTAL DISTRIBUTIONS                                                           (41,009)        (42,721)
---------------------------------------------------------------------------------------------------------


  CAPITAL SHARE TRANSACTIONS
  Net proceeds from sales of shares                                              445,486         542,871
  Reinvestment of distributions                                                   39,704          41,035
  Cost of shares redeemed                                                      (535,040)       (672,122)
---------------------------------------------------------------------------------------------------------
  NET INCREASE/(DECREASE) IN NET ASSETS
    RESULTING FROM CAPITAL SHARE TRANSACTIONS                                   (49,850)        (88,216)
---------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------
  NET INCREASE/(DECREASE) IN NET ASSETS                                        (184,581)       (191,706)
---------------------------------------------------------------------------------------------------------


  NET ASSETS
  Beginning of Year                                                              482,194         673,900
  End of Year                                                                   $297,613        $482,194


---------------------------------------------------------------------------------------------------------
  UNDISTRIBUTED NET INVESTMENT INCOME/(LOSS)
    INCLUDED IN NET ASSETS                                                       (3,630)              --
---------------------------------------------------------------------------------------------------------

  OTHER INFORMATION:
  SHARES
  Sold                                                                            21,116          17,593
  Reinvested                                                                       2,306           1,736
  Redeemed                                                                      (25,573)        (21,884)
---------------------------------------------------------------------------------------------------------
  NET INCREASE/(DECREASE)                                                        (2,151)         (2,555)
---------------------------------------------------------------------------------------------------------

                                                                               THE CONTRARIAN FUND(TM)
                                                                            -----------------------------

                                                                                  For the         For the
                                                                               Year Ended      Year Ended
                                                                            Dec. 31, 2001   Dec. 31, 2000


  OPERATIONS
  Net investment income/(loss)                                                     ($468)            $189
  Net realized gain/(loss) from investments and
    foreign currency transactions                                                    (48)         (7,283)
  Net realized gain/(loss) from securities sold short and options written          11,660           3,850
  Net change in unrealized appreciation/depreciation on investments
    and on translation of assets and liabilities in foreign currency              (5,610)          13,629
  Net change in unrealized appreciation/depreciation
    on securities sold short and options written                                 (12,234)         (1,740)
-----------------------------------------------------------------------------------------------------------
  NET INCREASE/(DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS                                                     (6,700)           8,645
-----------------------------------------------------------------------------------------------------------


  DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income                                                                --              --
  Realized gain on investments and securities sold short                               --              --
-----------------------------------------------------------------------------------------------------------
  TOTAL DISTRIBUTIONS                                                                  --              --
-----------------------------------------------------------------------------------------------------------


  CAPITAL SHARE TRANSACTIONS
  Net proceeds from sales of shares                                                31,869          56,421
  Reinvestment of distributions                                                        --              --
  Cost of shares redeemed                                                        (50,154)        (89,058)
-----------------------------------------------------------------------------------------------------------
  NET INCREASE/(DECREASE) IN NET ASSETS
    RESULTING FROM CAPITAL SHARE TRANSACTIONS                                    (18,285)        (32,637)
-----------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------
  NET INCREASE/(DECREASE) IN NET ASSETS                                          (24,985)        (23,992)
-----------------------------------------------------------------------------------------------------------


  NET ASSETS
  Beginning of Year                                                                91,919         115,911
  End of Year                                                                     $66,934         $91,919


-----------------------------------------------------------------------------------------------------------
  UNDISTRIBUTED NET INVESTMENT INCOME/(LOSS)
    INCLUDED IN NET ASSETS                                                          (468)              31
-----------------------------------------------------------------------------------------------------------

  OTHER INFORMATION:
  SHARES
  Sold                                                                              3,055           5,302
  Reinvested                                                                           --              --
  Redeemed                                                                        (4,774)         (8,558)
-----------------------------------------------------------------------------------------------------------
  NET INCREASE/(DECREASE)                                                         (1,719)         (3,256)
-----------------------------------------------------------------------------------------------------------

                                                                               GLOBAL NATURAL RESOURCES
                                                                             -----------------------------

                                                                                   For the         For the
                                                                                Year Ended      Year Ended
                                                                             Dec. 31, 2001   Dec. 31, 2000


  OPERATIONS
  Net investment income/(loss)                                                      ($178)          ($145)
  Net realized gain/(loss) from investments and
    foreign currency transactions                                                    1,074           3,833
  Net realized gain/(loss) from securities sold short and options written               --              --
  Net change in unrealized appreciation/depreciation on investments
    and on translation of assets and liabilities in foreign currency               (1,486)           2,478
  Net change in unrealized appreciation/depreciation
    on securities sold short and options written                                        --              --
------------------------------------------------------------------------------------------------------------
  NET INCREASE/(DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS                                                        (590)           6,166
------------------------------------------------------------------------------------------------------------


  DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income                                                                 --              --
  Realized gain on investments and securities sold short                                --              --
------------------------------------------------------------------------------------------------------------
  TOTAL DISTRIBUTIONS                                                                   --              --
------------------------------------------------------------------------------------------------------------


  CAPITAL SHARE TRANSACTIONS
  Net proceeds from sales of shares                                                 44,078          46,480
  Reinvestment of distributions                                                         --              --
  Cost of shares redeemed                                                         (51,082)        (46,093)
------------------------------------------------------------------------------------------------------------
  NET INCREASE/(DECREASE) IN NET ASSETS
    RESULTING FROM CAPITAL SHARE TRANSACTIONS                                      (7,004)             387
------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------
  NET INCREASE/(DECREASE) IN NET ASSETS                                            (7,594)           6,553
------------------------------------------------------------------------------------------------------------


  NET ASSETS
  Beginning of Year                                                                 29,371          22,818
  End of Year                                                                      $21,777         $29,371


------------------------------------------------------------------------------------------------------------
  UNDISTRIBUTED NET INVESTMENT INCOME/(LOSS)
    INCLUDED IN NET ASSETS                                                           (178)              --
------------------------------------------------------------------------------------------------------------

  OTHER INFORMATION:
  SHARES
  Sold                                                                               3,474           4,573
  Reinvested                                                                            --              --
  Redeemed                                                                         (4,146)         (4,514)
------------------------------------------------------------------------------------------------------------
  NET INCREASE/(DECREASE)                                                            (672)              59
------------------------------------------------------------------------------------------------------------

                                                                                       PARTNERS
                                                                             -----------------------------

                                                                                   For the         For the
                                                                                Year Ended      Year Ended
                                                                             Dec. 31, 2001   Dec. 31, 2000


  OPERATIONS
  Net investment income/(loss)                                                       ($52)            $163
  Net realized gain/(loss) from investments and
    foreign currency transactions                                                      363           3,213
  Net realized gain/(loss) from securities sold short and options written               --              --
  Net change in unrealized appreciation/depreciation on investments
    and on translation of assets and liabilities in foreign currency                 3,580           2,500
  Net change in unrealized appreciation/depreciation
    on securities sold short and options written                                        --              --
----------------------------------------------------------------------------------------------------------
  NET INCREASE/(DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS                                                        3,891           5,876
----------------------------------------------------------------------------------------------------------


  DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income                                                                 --              --
  Realized gain on investments and securities sold short                           (2,607)              --
----------------------------------------------------------------------------------------------------------
  TOTAL DISTRIBUTIONS                                                              (2,607)              --
----------------------------------------------------------------------------------------------------------


  CAPITAL SHARE TRANSACTIONS
  Net proceeds from sales of shares                                                178,996          35,455
  Reinvestment of distributions                                                      2,497              --
  Cost of shares redeemed                                                        (139,507)        (35,408)
----------------------------------------------------------------------------------------------------------
  NET INCREASE/(DECREASE) IN NET ASSETS
    RESULTING FROM CAPITAL SHARE TRANSACTIONS                                       41,986              47
----------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------
  NET INCREASE/(DECREASE) IN NET ASSETS                                             43,270           5,923
----------------------------------------------------------------------------------------------------------


  NET ASSETS
  Beginning of Year                                                                 28,297          22,374
  End of Year                                                                      $71,567         $28,297


----------------------------------------------------------------------------------------------------------
  UNDISTRIBUTED NET INVESTMENT INCOME/(LOSS)
    INCLUDED IN NET ASSETS                                                           (209)              62
----------------------------------------------------------------------------------------------------------

  OTHER INFORMATION:
  SHARES
  Sold                                                                              10,017           2,600
  Reinvested                                                                           145              --
  Redeemed                                                                         (7,911)         (2,671)
----------------------------------------------------------------------------------------------------------
  NET INCREASE/(DECREASE)                                                            2,251            (71)
----------------------------------------------------------------------------------------------------------

      The accompanying notes are an integral part of these financial statements.

CALL 1-800-766-FUND                                       WWW.RSINVESTMENTS.COM

                                      84-85

FINANCIAL INFORMATION

FINANCIAL HIGHLIGHTS

                                                                                               Distributions   Distributions
                                                           Net   Net Realized                       From Net        From Net
                               Net Asset Value,     Investment and Unrealized          Total      Investment        Realized
                            Beginning of Period  Income/(Loss)    Gain/(Loss)     Operations          Income   Capital Gains


  AGGRESSIVE GROWTH
  Year Ended 12/31/01                     $8.22        ($0.07)        ($1.97)        ($2.04)        $     --        $     --
  Period Ended 12/31/00(2)                10.00         (0.04)         (1.74)         (1.78)              --              --
-------------------------------------------------------------------------------------------------------------------------------

  DIVERSIFIED GROWTH
  Year Ended 12/31/01                     22.83         (0.18)           0.61           0.43              --              --
  Year Ended 12/31/00                     32.99         (0.25)         (8.69)         (8.94)              --          (1.22)
  Year Ended 12/31/99                     15.89             --          22.58          22.58              --          (5.48)
  Year Ended 12/31/98(4)                  14.04         (0.19)           2.43           2.24              --          (0.39)
  Year Ended 12/31/97(4)                  12.42         (0.17)           3.72           3.55              --          (1.93)
-------------------------------------------------------------------------------------------------------------------------------

  EMERGING GROWTH
  Year Ended 12/31/01                     44.02         (0.29)        (11.73)        (12.02)              --              --
  Year Ended 12/31/00                     60.67         (0.47)        (14.74)        (15.21)              --          (1.44)
  Year Ended 12/31/99                     22.95           0.14          40.89          41.03              --          (3.31)
  Year Ended 12/31/98(4)                  18.71         (0.20)           5.32           5.12              --          (0.88)
  Year Ended 12/31/97(4)                  20.07         (0.14)           3.80           3.66              --          (5.02)
-------------------------------------------------------------------------------------------------------------------------------

  THE INFORMATION AGE FUND(R)
  Year Ended 12/31/01                     19.01         (0.14)         (4.05)         (4.19)              --          (0.29)
  Year Ended 12/31/00                     35.79         (0.40)        (12.05)        (12.45)              --          (4.33)
  Year Ended 12/31/99                     17.96             --          21.72          21.72              --          (3.89)
  Year Ended 12/31/98(4)                  11.80         (0.20)           6.36           6.16              --              --
  Year Ended 12/31/97(4)                  11.51         (0.22)           0.95           0.73              --          (0.44)
-------------------------------------------------------------------------------------------------------------------------------

  RS INTERNET AGE FUND(TM)
  Year Ended 12/31/01                      6.53         (0.05)         (0.72)         (0.77)              --              --
  Year Ended 12/31/00                     12.18         (0.20)         (5.45)         (5.65)              --              --
  Period Ended 12/31/99(3)                10.00             --           2.18           2.18              --              --
-------------------------------------------------------------------------------------------------------------------------------

  MIDCAP OPPORTUNITIES
  Year Ended 12/31/01                     11.65           0.10         (1.73)         (1.63)          (0.10)              --
  Year Ended 12/31/00                     15.92         (0.02)         (1.09)         (1.11)          (0.02)          (3.14)
  Year Ended 12/31/99                     14.04           0.04           6.95           6.99          (0.05)          (5.06)
  Year Ended 12/31/98(4)                  13.52           0.14           1.34           1.48          (0.19)          (0.77)
  Year Ended 12/31/97(4)                  13.62           0.07           2.90           2.97          (0.04)          (3.03)

                                                                              Net Ratio    Gross Ratio          Net Ratio of
                                 Net Asset                     Net Assets   of Expenses    of Expenses        Net Investment
                                Value, End          Total          End of    to Average     to Average      Income/(Loss) to
                                 of Period      Return(1)   Period (000s) Net Assets(1)  Net Assets(1) Average Net Assets(1)


  AGGRESSIVE GROWTH
  Year Ended 12/31/01                $6.18       (24.82)%         $98,351         1.49%          1.68%               (0.89)%
  Period Ended 12/31/00(2)            8.22       (17.80)%         181,151         1.46%          1.66%               (0.81)%
------------------------------------------------------------------------------------------------------------------------------

  DIVERSIFIED GROWTH
  Year Ended 12/31/01                23.26          1.88%         853,309         1.52%          1.71%               (1.03)%
  Year Ended 12/31/00                22.83       (26.91)%         567,888         1.51%          1.66%               (1.01)%
  Year Ended 12/31/99                32.99        150.21%         304,746         1.84%          1.89%               (1.40)%
  Year Ended 12/31/98(4)             15.89         16.28%          69,031         1.89%          1.95%               (1.29)%
  Year Ended 12/31/97(4)             14.04         29.45%          80,278         1.94%          2.14%               (1.20)%
------------------------------------------------------------------------------------------------------------------------------

  EMERGING GROWTH
  Year Ended 12/31/01                32.00       (27.31)%       2,473,783         1.37%          1.59%               (0.79)%
  Year Ended 12/31/00                44.02       (25.04)%       3,867,028         1.29%          1.50%               (0.82)%
  Year Ended 12/31/99                60.67        182.56%       3,579,620         1.51%          1.51%               (1.19)%
  Year Ended 12/31/98(4)             22.95         28.02%         403,330         1.47%          1.47%               (1.03)%
  Year Ended 12/31/97(4)             18.71         18.54%         248,730         1.50%          1.50%               (0.68)%
------------------------------------------------------------------------------------------------------------------------------

  THE INFORMATION AGE FUND(R)
  Year Ended 12/31/01                14.53       (22.11)%         125,099         1.67%          1.70%               (0.87)%
  Year Ended 12/31/00                19.01       (35.09)%         201,820         1.54%          1.54%               (1.22)%
  Year Ended 12/31/99                35.79        126.22%         354,636         1.68%          1.69%               (1.54)%
  Year Ended 12/31/98(4)             17.96         52.20%         159,604         1.74%          1.74%               (1.55)%
  Year Ended 12/31/97(4)             11.80          6.15%         118,832         1.82%          1.82%               (1.71)%
------------------------------------------------------------------------------------------------------------------------------

  RS INTERNET AGE FUND(TM)
  Year Ended 12/31/01                 5.76       (11.79)%          69,069         1.85%          2.16%               (0.81)%
  Year Ended 12/31/00                 6.53       (46.39)%         100,281         1.78%          2.00%               (1.52)%
  Period Ended 12/31/99(3)           12.18         21.80%         103,585         1.76%          1.82%               (1.34)%
------------------------------------------------------------------------------------------------------------------------------

  MIDCAP OPPORTUNITIES
  Year Ended 12/31/01                 9.92       (14.01)%         156,326         1.47%          1.67%                 0.87%
  Year Ended 12/31/00                11.65        (6.28)%         197,915         1.39%          1.58%               (0.14)%
  Year Ended 12/31/99                15.92         56.12%         226,529         1.59%          1.67%                 0.31%
  Year Ended 12/31/98(4)             14.04         11.65%         183,910         1.30%          1.64%                 1.00%
  Year Ended 12/31/97(4)             13.52         22.40%         298,669         1.30%          1.72%                 0.45%

                                    Gross Ratio of
                                    Net Investment   Portfolio
                                  Income/(Loss) to    Turnover
                             Average Net Assets(1)     Rate(1)


  AGGRESSIVE GROWTH
  Year Ended 12/31/01                      (1.08)%        198%
  Period Ended 12/31/00(2)                 (1.01)%        167%
--------------------------------------------------------------

  DIVERSIFIED GROWTH
  Year Ended 12/31/01                      (1.22)%        255%
  Year Ended 12/31/00                      (1.16)%        383%
  Year Ended 12/31/99                      (1.44)%        473%
  Year Ended 12/31/98(4)                   (1.35)%        403%
  Year Ended 12/31/97(4)                   (1.40)%        370%
--------------------------------------------------------------

  EMERGING GROWTH
  Year Ended 12/31/01                      (1.01)%        148%
  Year Ended 12/31/00                      (1.03)%        157%
  Year Ended 12/31/99                      (1.19)%        177%
  Year Ended 12/31/98(4)                   (1.03)%        291%
  Year Ended 12/31/97(4)                   (0.68)%        462%
--------------------------------------------------------------

  THE INFORMATION AGE FUND(R)
  Year Ended 12/31/01                      (0.90)%        318%
  Year Ended 12/31/00                      (1.22)%        185%
  Year Ended 12/31/99                      (1.55)%        182%
  Year Ended 12/31/98(4)                   (1.55)%        224%
  Year Ended 12/31/97(4)                   (1.71)%        369%
--------------------------------------------------------------

  RS INTERNET AGE FUND(TM)
  Year Ended 12/31/01                      (1.12)%        315%
  Year Ended 12/31/00                      (1.74)%        238%
  Period Ended 12/31/99(3)                 (1.40)%          2%
--------------------------------------------------------------

  MIDCAP OPPORTUNITIES
  Year Ended 12/31/01                        0.67%        409%
  Year Ended 12/31/00                      (0.33)%        542%
  Year Ended 12/31/99                        0.23%        408%
  Year Ended 12/31/98(4)                     0.65%        212%
  Year Ended 12/31/97(4)                     0.03%        236%

                                   See notes to Financial Highlights on page 89.
      The accompanying notes are an integral part of these financial statements.

CALL 1-800-766-FUND                                       WWW.RSINVESTMENTS.COM

                                      86-87

FINANCIAL INFORMATION

                                                                                               Distributions   Distributions
                                                           Net   Net Realized                       From Net        From Net
                               Net Asset Value,     Investment and Unrealized          Total      Investment        Realized
                            Beginning of Period  Income/(Loss)    Gain/(Loss)     Operations          Income   Capital Gains


  SMALLER COMPANY GROWTH
  Year Ended 12/31/01                    $20.69        ($0.21)          $1.90          $1.69       $      --         $(0.60)
  Year Ended 12/31/00                     22.34         (0.33)           1.24           0.91              --          (2.56)
  Year Ended 12/31/99                     14.26             --           8.08           8.08              --              --
  Year Ended 12/31/98(4)                  14.35         (0.21)           0.12         (0.09)              --              --
  Year Ended 12/31/97(4)                  11.00         (0.19)           3.54           3.35              --              --
-------------------------------------------------------------------------------------------------------------------------------

  VALUE + GROWTH
  Year Ended 12/31/01                     24.62         (0.21)         (4.80)         (5.01)              --          (2.54)
  Year Ended 12/31/00                     30.43         (0.33)         (3.14)         (3.47)              --          (2.34)
  Year Ended 12/31/99                     25.92             --           7.16           7.16              --          (2.65)
  Year Ended 12/31/98(4)                  23.18         (0.25)           6.33           6.08              --          (3.34)
  Year Ended 12/31/97(4)                  24.16         (0.26)           3.71           3.45              --          (4.43)
-------------------------------------------------------------------------------------------------------------------------------

  THE CONTRARIAN FUND(TM)
  Year Ended 12/31/01                     11.03         (0.07)         (0.84)         (0.91)              --              --
  Year Ended 12/31/00                     10.00           0.02           1.01           1.03              --              --
  Year Ended 12/31/99                      7.23           0.20           2.57           2.77              --              --
  Year Ended 12/31/98(4)                  11.61         (0.08)         (3.72)         (3.80)              --          (0.58)
  Year Ended 12/31/97(4)                  16.57             --         (4.88)         (4.88)              --          (0.08)
-------------------------------------------------------------------------------------------------------------------------------

  GLOBAL NATURAL RESOURCES
  Year Ended 12/31/01                     11.49         (0.09)           0.16           0.07              --              --
  Year Ended 12/31/00                      9.13         (0.06)           2.42           2.36              --              --
  Year Ended 12/31/99                      7.46         (0.01)           1.68           1.67              --              --
  Year Ended 12/31/98(4)                  11.67         (0.07)         (3.95)         (4.02)              --          (0.19)
  Year Ended 12/31/97(4)                  14.29         (0.05)         (2.39)         (2.44)              --          (0.18)
-------------------------------------------------------------------------------------------------------------------------------

  PARTNERS
  Year Ended 12/31/01                     15.72           0.04           2.57           2.61              --          (0.66)
  Year Ended 12/31/00                     11.96           0.09           3.67           3.76              --              --
  Year Ended 12/31/99                     11.53         (0.04)           0.47           0.43              --              --
  Year Ended 12/31/98(4)                  16.49         (0.04)         (4.31)         (4.35)          (0.38)          (0.23)
  Year Ended 12/31/97(4)                  14.60           0.13           2.52           2.65          (0.12)          (0.64)

                                                                                Net Ratio    Gross Ratio          Net Ratio of
                                    Net Asset                    Net Assets   of Expenses    of Expenses        Net Investment
                                   Value, End         Total          End of    to Average     to Average      Income/(Loss) to
                                    of Period     Return(1)   Period (000s) Net Assets(1)  Net Assets(1) Average Net Assets(1)


  SMALLER COMPANY GROWTH
  Year Ended 12/31/01                  $21.78         8.31%        $116,490         1.66%          1.97%               (1.10)%
  Year Ended 12/31/00                   20.69         4.44%         106,349         1.67%          1.93%               (1.41)%
  Year Ended 12/31/99                   22.34        56.66%         103,312         1.92%          1.97%               (1.67)%
  Year Ended 12/31/98(4)                14.26       (0.63)%          94,723         1.91%          2.01%               (1.46)%
  Year Ended 12/31/97(4)                14.35        30.45%         104,858         1.95%          2.60%               (1.35)%
-------------------------------------------------------------------------------------------------------------------------------

  VALUE + GROWTH
  Year Ended 12/31/01                   17.07      (20.43)%         297,613         1.60%          1.61%               (0.96)%
  Year Ended 12/31/00                   24.62      (11.09)%         482,194         1.53%          1.53%               (1.05)%
  Year Ended 12/31/99                   30.43        28.43%         673,900         1.59%          1.59%               (1.20)%
  Year Ended 12/31/98(4)                25.92        27.44%         677,505         1.46%          1.46%               (0.96)%
  Year Ended 12/31/97(4)                23.18        13.81%         752,994         1.44%          1.44%               (0.96)%
-------------------------------------------------------------------------------------------------------------------------------

  THE CONTRARIAN FUND(TM)
  Year Ended 12/31/01                   10.12       (8.25)%          66,934         2.22%          2.26%               (0.59)%
  Year Ended 12/31/00                   11.03        10.30%          91,919         2.22%          2.25%                 0.19%
  Year Ended 12/31/99                   10.00        38.31%         115,911         2.17%          2.43%               (1.17)%
  Year Ended 12/31/98(4)                 7.23      (32.69)%         124,666         2.83%          2.83%               (0.80)%
  Year Ended 12/31/97(4)                11.61      (29.51)%         398,242         2.48%          2.48%                 0.01%
-------------------------------------------------------------------------------------------------------------------------------

  GLOBAL NATURAL RESOURCES
  Year Ended 12/31/01                   11.56         0.61%          21,777         1.86%          1.97%               (0.58)%
  Year Ended 12/31/00                   11.49        25.85%          29,371         1.98%          2.10%               (0.53)%
  Year Ended 12/31/99                    9.13        22.39%          22,818         2.09%          2.42%               (1.72)%
  Year Ended 12/31/98(4)                 7.46      (34.45)%          23,467         1.95%          2.21%               (0.69)%
  Year Ended 12/31/97(4)                11.67      (17.14)%          78,371         1.81%          1.82%               (0.38)%
-------------------------------------------------------------------------------------------------------------------------------

  PARTNERS
  Year Ended 12/31/01                   17.67        16.72%          71,567         1.88%          2.04%               (0.07)%
  Year Ended 12/31/00                   15.72        31.44%          28,297         1.90%          2.22%                 0.73%
  Year Ended 12/31/99                   11.96         3.73%          22,374         2.13%          2.79%               (1.24)%
  Year Ended 12/31/98(4)                11.53      (27.38)%          47,936         1.88%          2.07%               (0.26)%
  Year Ended 12/31/97(4)                16.49        18.08%         194,133         1.78%          1.78%                 0.82%

                                    Gross Ratio of
                                    Net Investment   Portfolio
                                  Income/(Loss) to    Turnover
                             Average Net Assets(1)     Rate(1)


  SMALLER COMPANY GROWTH
  Year Ended 12/31/01                      (1.41)%        167%
  Year Ended 12/31/00                      (1.67)%        126%
  Year Ended 12/31/99                      (1.72)%         90%
  Year Ended 12/31/98(4)                   (1.56)%        108%
  Year Ended 12/31/97(4)                   (2.00)%        170%
--------------------------------------------------------------

  VALUE + GROWTH
  Year Ended 12/31/01                      (0.97)%        172%
  Year Ended 12/31/00                      (1.05)%         71%
  Year Ended 12/31/99                      (1.20)%         80%
  Year Ended 12/31/98(4)                   (0.96)%        190%
  Year Ended 12/31/97(4)                   (0.96)%        228%
--------------------------------------------------------------

  THE CONTRARIAN FUND(TM)
  Year Ended 12/31/01                      (0.63)%        131%
  Year Ended 12/31/00                        0.16%        117%
  Year Ended 12/31/99                      (1.43)%         86%
  Year Ended 12/31/98(4)                   (0.80)%         39%
  Year Ended 12/31/97(4)                     0.01%         36%
--------------------------------------------------------------

  GLOBAL NATURAL RESOURCES
  Year Ended 12/31/01                      (0.69)%        167%
  Year Ended 12/31/00                      (0.65)%        159%
  Year Ended 12/31/99                      (2.05)%        140%
  Year Ended 12/31/98(4)                   (0.96)%         63%
  Year Ended 12/31/97(4)                   (0.38)%         97%
--------------------------------------------------------------

  PARTNERS
  Year Ended 12/31/01                      (0.23)%        198%
  Year Ended 12/31/00                        0.41%        134%
  Year Ended 12/31/99                      (1.90)%         84%
  Year Ended 12/31/98(4)                   (0.46)%         73%
  Year Ended 12/31/97(4)                     0.82%         78%

See notes to Financial Highlights on page 89.
The accompanying notes are an integral part of these financial statements.

Distributions  reflect actual per-share amounts  distributed for the period.
(1) Ratios for periods less than one year have been annualized, except for total return and portfolio turnover rate.
(2) RS Aggressive Growth Fund shares were first issued on May 1, 2000.
(3) RS Internet Age Fund(TM) shares were first issued on December 1, 1999.
(4) Per-share data has been determined by using the average number of shares outstanding throughout the period.

CALL  1-800-766-FUND                                      WWW.RSINVESTMENTS.COM

                                      88-89

NOTES TO  FINANCIAL  STATEMENTS

The RS Mutual Funds (a "Fund," the "Funds") are series of RS Investment Trust (the "Trust"), a Massachusetts business trust organized on May 11, 1987. The Funds are registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as open-end management investment companies. The Trust currently offers 12 portfolios. The RS Aggressive Growth Fund, the RS Diversified Growth Fund, the RS Emerging Growth Fund, The Information Age Fund(R), the RS Internet Age Fund(TM), the RS MidCap Opportunities Fund, the RS Smaller Company Growth Fund, the RS Value + Growth Fund, the RS Global Natural Resources Fund, and the RS Money Market Fund are registered as diversified funds. The Contrarian Fund(TM) and the RS Partners Fund are registered as nondiversified funds. Each Fund consists of a single class of shares.

Financial statements for the RS Money Market Fund for the period ended December 31, 2001, are being issued separately.

NOTE 1   SIGNIFICANT ACCOUNTING POLICIES

The following policies are in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. INVESTMENT VALUATIONS Marketable securities are valued at the last sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and asked prices. Short-term investments that will mature in 60 days or less are stated at amortized cost, which approximates market value. Foreign securities are generally denominated in foreign currencies. The currencies are translated into U.S. dollars by using the exchange rates quoted at the close of the London Stock Exchange prior to when each Fund's net asset value is next determined.

Securities for which market quotations are not readily available are valued at their fair value as determined in accordance with the guidelines and procedures adopted by the Funds' Board of Trustees. The guidelines and procedures use fundamental valuation methods that include, but are not limited to, the analysis of: the effect of any restrictions on the sale of the security, product development and trends of the security's issuer, changes in the industry and other competing companies, significant changes in the issuer's financial position, and any other event that could have a significant impact on the value of the security. The approximate percentages of the Funds' investments valued using these guidelines and procedures at December 31, 2001, were as follows:

-------------------------------------------------------------------------------
  Fund                   Percentage         Fund               Percentage
  Aggressive Growth             --          Smaller Company Growth   0.7%
  Diversified Growth           1.4%         Value + Growth            --
  Emerging Growth              0.2%         The Contrarian Fund(TM)  2.8%
  The Information Age Fund(R)  1.4%         Global Natural Resources 2.7%
  RS Internet Age Fund(TM)     1.2%         Partners                 0.6%
  MidCap Opportunities          --
-------------------------------------------------------------------------------

In their normal course of business, some of the Funds may invest a significant portion of their assets in companies concentrated within a number of industries. Accordingly, the performance of these Funds may be subject to a greater risk of market fluctuation than that of a fund invested in a wider spectrum of market or industrial sectors.

Options and warrants for which market quotations are not readily available are priced using the modified Black-Scholes Valuation Formula. The Black-Scholes Valuation Formula values an option or warrant by determining the differential between the exercise price of the option or warrant and the current price of the underlying stock, based on a number of factors. These factors include, but are not limited to, the current price of the underlying stock, the exercise price of the option or warrant, the time to expiration, the assumed riskless rate of interest, the compounded rate of return on the stock, and the standard deviation of the return on the stock. This valuation method is in accordance with the guidelines and procedures adopted by the Funds' Board of Trustees.

90    CALL 1-800-766-FUND

B. FEDERAL INCOME TAXES The Funds intend to continue complying with the requirements of the Internal Revenue Code to qualify as regulated investment companies, and to distribute all net investment income and realized net capital gains, if any, to shareholders. Therefore, the Funds do not expect to be subject to income tax, and no provision for such tax has been made.

C. SECURITIES TRANSACTIONS Securities transactions are accounted for on the date securities are purchased, sold, or sold short (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

D. FOREIGN CURRENCY TRANSLATION The accounting records of the Funds are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Funds denominated in a foreign currency are translated into U.S. dollars at the exchange rate each day. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rate in effect on the dates of the respective transactions. The Funds do not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

E. INVESTMENT INCOME Dividend income is recorded on the ex-dividend date, except certain cash dividends from foreign securities, which are recorded as soon as the Funds are informed of the ex-dividend date. Interest income, which includes accretion, is accrued and recorded daily.

F. EXPENSES Most expenses of the Trust can be directly attributed to a specific Fund. Expenses that cannot be directly attributed to a specific Fund are apportioned among all the Funds in the Trust, based on relative net assets.

Expense offsets and other waivers represent expense offsets due to securities lending and the waiver of fees by the Funds' accounting agent/administrator and custodian. (See Note 5.)

G. DISTRIBUTIONS TO SHAREHOLDERS Dividends to shareholders are recorded on the ex-dividend date. See charts below for tax character of the distributions from realized gains.

-------------------------------------------------------------
                                  Ordinary         Ordinary
                                    Income           Income
  Fund                               Total        per Share
  Aggressive Growth            $        --         $     --
  Diversified Growth                    --               --
  Emerging Growth                       --               --
  The Information Age Fund(R)           --               --
  RS Internet Age Fund(TM)              --               --
  MidCap Opportunities           1,497,481           0.0986
  Smaller Company Growth                --               --
  Value + Growth                        --               --
  The Contrarian Fund(TM)               --               --
  Global Natural Resources              --               --
  Partners                       1,833,415           0.4644
-------------------------------------------------------------


-------------------------------------------------------------
                                 Long-Term        Long-Term
                              Capital Gain     Capital Gain
  Fund                               Total        per Share
  Aggressive Growth            $        --         $     --
  Diversified Growth                    --               --
  Emerging Growth                       --               --
  The Information Age Fund(R)    2,587,440           0.2865
  RS Internet Age Fund(TM)              --               --
  MidCap Opportunities                  --               --
  Smaller Company Growth         2,812,680           0.6004
  Value + Growth                41,009,441           2.5432
  The Contrarian Fund(TM)               --               --
  Global Natural Resources              --               --
  Partners                         773,398           0.1959
-------------------------------------------------------------

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Funds, timing differences, and differing characterizations of distributions made by the Funds. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid-in capital. Undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions may

                                                     WWW.RSINVESTMENTS.COM    91

NOTES TO FINANCIAL STATEMENTS

include temporary book and tax differences, which will reverse in a subsequent period. See chart below for tax basis of accumulated realized gains.


-------------------------------------------------------------
                              Undistributed   Undistributed
                                   Ordinary       Long-Term
  Fund                               Income           Gains
  Aggressive Growth              $       --       $      --
  Diversified Growth                     --              --
  Emerging Growth                        --              --
  The Information Age Fund(R)            --              --
  RS Internet Age Fund(TM)               --              --
  MidCap Opportunities                   --              --
  Smaller Company Growth          3,311,650              --
  Value + Growth                         --              --
  The Contrarian Fund(TM)                --              --
  Global Natural Resources               --              --
  Partners                               --              --
-------------------------------------------------------------

During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Funds if not distributed and, therefore, would be distributed to shareholders annually.

See chart below for capital loss carryovers available for the Funds at December 31, 2001.

Under the current income tax law, net capital and currency losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year.

For the year ended December 31, 2001, the Funds elected to defer net capital and currency losses as follows:

-------------------------------------------------------------
  Fund
  Aggressive Growth                           $   5,152,704
  Diversified Growth                                  8,562
  Emerging Growth                                44,536,394
  The Information Age Fund(R)                             -
  RS Internet Age Fund(TM)                          748,965
  MidCap Opportunities                                3,382
  Smaller Company Growth                                  -
  Value + Growth                                  4,055,217
  The Contrarian Fund(TM)                            15,879
  Global Natural Resources                           19,615
  Partners                                           23,141
-------------------------------------------------------------

H. CAPITAL ACCOUNTS Due to the timing of dividend distributions and the differences in accounting for income and realized gains/(losses) for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains/(losses) were recorded by the Funds.

I. TEMPORARY BORROWINGS All Funds within the Trust, excluding the RS Money Market Fund, share in a $25 million, committed revolving credit/overdraft protection facility from PNC Bank for temporary purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. In addition, the RS Emerging Growth Fund has sole access to a

------------------------------------------------------------------------------------------------------------------------------
  CAPITAL LOSS CARRYOVERS
  (see Note 1g)                                                         Expiring
                             ----------------------------------------------------------------------------------------------
  Fund                              2005            2006            2007             2008             2009            Total
  Aggressive Growth          $         -     $         -     $         -      $ 2,526,668     $ 93,361,295     $ 95,887,963
  Diversified Growth                   -               -               -       16,606,435      147,329,667      163,936,102
  Emerging Growth                      -               -               -                -    1,375,277,306    1,375,277,306
  The Information Age Fund(R)          -               -               -                -       33,466,951       33,466,951
  RS Internet Age Fund(TM)             -               -               -       38,065,629      113,383,070      151,448,699
  MidCap Opportunities                 -               -               -                -       33,719,894       33,719,894
  The Contrarian Fund(TM)              -      48,582,052      67,677,287        9,344,761        7,442,541      133,046,641
  Global Natural Resources             -       5,999,026      10,576,876                -                        16,575,902
  Partners                       956,999               -               -                -                           956,999
------------------------------------------------------------------------------------------------------------------------------

92    CALL 1-800-766-FUND
separate $25 million facility from PNC Bank, with the same terms. Interest is calculated based on the market rates at the time of borrowing. Each Fund may borrow up to the lesser of one-third of its total assets (including amounts borrowed) or any lower leverage limit defined in the Fund's Statement of Additional Information or the Prospectus. See the chart below:


--------------------------------------------------------------------------
                                      Amount                     Average
                                 Outstanding         Average    Interest
  Fund                           at 12/31/01      Borrowing*    Rate (%)
  Aggressive Growth              $         -      $   57,924        5.35
  Diversified Growth                       -       2,285,971        5.11
  Emerging Growth                          -          25,374        3.34
  The Information Age Fund(R)              -             957        5.21
  RS Internet Age Fund(TM)                 -          37,525        3.98
  MidCap Opportunities                     -          59,215        6.38
  Smaller Company Growth                   -               -          --
  Value + Growth                           -         287,887        5.07
  The Contrarian Fund(TM)                  -          81,342        6.39
  Global Natural Resources                 -          74,512        4.67
  Partners                                 -               -          --
--------------------------------------------------------------------------
* For the year ended December 31, 2001.

NOTE 2   CAPITAL SHARES

A. TRANSACTIONS The Funds have authorized an unlimited number of shares of beneficial interest with no par value. Transactions in capital shares for the Funds are shown in detail in the STATEMENT OF CHANGES IN NET ASSETS (see pages 82-85).

NOTE 3   TRANSACTIONS WITH AFFILIATES

A. ADVISORY FEES AND EXPENSE LIMITATION Under the terms of advisory agreements, which are generally reviewed and approved annually by the Board of Trustees, the Funds pay RS Investment Management, L.P. or RS Investment Management, Inc. (collectively, "RS Investments"), an investment advisory fee calculated at an annual rate of the average daily net assets of the Funds as disclosed below:

-----------------------------------------------------------------
                                                     Investment
  Fund                                            Advisory Fees
  Aggressive Growth                                       1.00%
  Diversified Growth                                      1.00%
  Emerging Growth                                         1.00%
  The Information Age Fund(R)                             1.00%
  RS Internet Age Fund(TM)                                1.25%
  MidCap Opportunities                                    1.00%
  Smaller Company Growth                                  1.25%
  Value + Growth                                          1.00%
  The Contrarian Fund(TM)                                 1.50%*
  Global Natural Resources                                1.00%
  Partners                                                1.25%
-----------------------------------------------------------------
* 1.00% from January 1, 2002

RS Investments may voluntarily agree to bear operating expenses of a Fund (excluding interest, taxes, extraordinary expenses, and dividend expenses related to short sales) to the extent they exceed a stated limit, either by reimbursement of expenses to the Fund or by means of an advisory fee waiver.

RS Investments may recoup waived or reimbursed operating expenses over the succeeding two years, subject to expense limitations then applicable to the Funds. Such recoupments are included in investment advisory fees on the STATEMENT OF OPERATIONS (see pages 80-81).

During the year ended December 31, 2001, RS Investments recouped the following amounts:


-------------------------------------------------------------
  Fund
  Aggressive Growth                               $       -
  Diversified Growth                                      -
  Emerging Growth                                         -
  The Information Age Fund(R)                             -
  RS Internet Age Fund(TM)                                -
  MidCap Opportunities                                    -
  Smaller Company Growth                             24,054
  Value + Growth                                          -
  The Contrarian Fund(TM)                                 -
  Global Natural Resources                                -
  Partners                                           20,192
-------------------------------------------------------------

                                                     WWW.RSINVESTMENTS.COM    93

NOTES TO FINANCIAL STATEMENTS

-----------------------------------------------------------------------------------------------------------------------------------
  TAX COST OF INVESTMENTS AND PROCEEDS FROM SECURITIES SOLD SHORT
  (see Note 4a below)

                               Cost of Investments/   Net Unrealized Appreciation/
                                        Proceeds of  (Depreciation) on Investments         Gross Unrealized        Gross Unrealized
                              Securities Sold Short      and Securities Sold Short             Appreciation            Depreciation
  Aggressive Growth                  $  113,319,259                  $   6,676,473            $  13,783,087            $  7,106,614
  Diversified Growth                    990,076,465                     27,719,402              140,146,433             112,427,031
  Emerging Growth                     3,097,544,677                    246,215,982              515,193,253             268,977,271
  The Information Age Fund(R)           114,133,744                     19,185,981               23,000,143               3,814,162
  RS Internet Age Fund(TM)               76,117,439                     11,498,987               16,422,482               4,923,495
  MidCap Opportunities                  186,862,168                      3,385,782               15,458,862              12,073,080
  Smaller Company Growth                113,060,832                     26,975,087               29,361,504               2,386,417
  Value + Growth                        243,552,978                     67,306,625               69,814,284               2,507,659
  The Contrarian Fund(TM)                91,189,720                    (16,012,455)              12,457,890              28,470,345
  Global Natural Resources               23,896,520                        (80,924)               1,882,939               1,963,863
  Partners                               71,753,114                      6,029,557                8,575,427               2,345,870
-----------------------------------------------------------------------------------------------------------------------------------

At December 31, 2001, the balance of recoupable expenses for each Fund was:


-----------------------------------------------------------------
  Fund                             2000        2001       Total
  Aggressive Growth             $     -    $      -   $       -
  Diversified Growth                  -           -           -
  Emerging Growth                     -           -           -
  The Information Age Fund(R)         -           -           -
  RS Internet Age Fund(TM)            -           -           -
  MidCap Opportunities                -           -           -
  Smaller Company Growth          2,980      30,953      33,933
  Value + Growth                      -           -           -
  The Contrarian Fund(TM)             -           -           -
  Global Natural Resources            -           -           -
  Partners                       49,615      81,277     130,892
-----------------------------------------------------------------

B. COMPENSATION OF TRUSTEES AND OFFICERS Trustees and officers of the Funds who are interested persons of RS Investments, as defined in the 1940 Act, receive no compensation from the Funds. Trustees of the Funds who are not interested persons of RS Investments, as defined in the 1940 Act, received compensation and reimbursement of expenses for the year ended December 31, 2001.

C. DISTRIBUTION FEES PFPC Distributors, Inc. ("PFPC"), a nonaffiliate of RS Investments, is the Funds' distributor. The Funds have entered into agreements with PFPC for distribution services with respect to their shares and have adopted Plans of Distribution pursuant to Rule 12b-1 under the 1940 Act, whose continuance is reviewed annually by the Funds' Board of Trustees. Under these Plans, PFPC is compensated for services in such capacity including its expenses in connection with the promotion and distribution of each Fund at an annual rate of 0.25% of the Fund's average daily net assets. RS Investments or its affiliates provide certain services to PFPC in respect of the promotion of the Funds' shares and are compensated by PFPC for those services.

NOTE 4   INVESTMENTS

A. TAX BASIS OF INVESTMENTS The cost of investments purchased and the proceeds of securities sold short for federal income tax purposes at December 31, 2001, for each Fund is listed above. The net unrealized appreciation/ (depreciation) on investments and securities sold short, which consists of gross unrealized appreciation and depreciation, is also disclosed in the chart above.

94    CALL 1-800-766-FUND

B. INVESTMENT PURCHASES AND SALES The cost of investments purchased and the proceeds from investments sold (excluding options, securities sold short, and short-term investments) for the year ended December 31, 2001, were as follows:


----------------------------------------------------------------------
                              Cost of Investments      Proceeds from
  Fund                                  Purchased   Investments Sold
  Aggressive Growth               $   238,359,915    $   246,945,005
  Diversified Growth                1,840,740,910      1,605,224,903
  Emerging Growth                   3,994,387,162      3,832,983,000
  The Information Age Fund(R)         383,985,773        392,501,139
  RS Internet Age Fund(TM)            194,966,056        209,455,810
  MidCap Opportunities                669,838,751        686,381,599
  Smaller Company Growth              154,288,340        158,974,765
  Value + Growth                      631,156,600        718,736,180
  The Contrarian Fund(TM)              92,689,641        118,628,980
  Global Natural Resources             43,892,089         48,569,440
  Partners                            149,552,000        118,882,342
----------------------------------------------------------------------

C. FOREIGN SECURITIES Foreign securities investments involve special risks and considerations not typically associated with those of U.S. origin. These risks include, but are not limited to, revaluation of currencies; adverse political, social, and economic developments; and less reliable information about issuers. Moreover, securities of many foreign companies and markets may be less liquid and their prices more volatile than those of U.S. companies and markets.

D.
SHORT SALES The following Funds may currently sell securities short: RS Aggressive Growth Fund, RS Internet Age Fund(TM), RS Smaller Company Growth Fund, RS Value + Growth Fund, The Contrarian Fund(TM), and RS Global Natural Resources Fund. Short sales are transactions in which a Fund sells a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the Fund must borrow the security to deliver to the buyer upon the short sale; the Fund then is obligated to replace the security borrowed by purchasing it in the open market at some later date. The Fund will incur a loss if the market price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will typically realize a gain if the security declines in value between those dates. All short sales must be collateralized as required by law or agreement with the Fund's broker. The Fund maintains its collateral in a segregated account consisting of cash, equities, and/or U.S. government securities sufficient to collateralize the obligation on the short positions. The Fund may also sell short "against the box" (i.e., the Fund enters into a short sale as described above while holding an offsetting long position in the security). Each Fund limits the value of short sale positions to 25% (The Contrarian Fund(TM) is allowed up to 40%) of that Fund's total assets. For the year ended December 31, 2001, the cost of investments purchased to cover short sales and the proceeds from investments sold short were as follows:

--------------------------------------------------------------------
                             Cost of Investments     Proceeds from
                                    Purchased to       Investments
  Fund                         Cover Short Sells        Sold Short
  Aggressive Growth                $           -      $          -
  Diversified Growth                           -                 -
  Emerging Growth                              -                 -
  The Information Age Fund(R)                  -                 -
  RS Internet Age Fund(TM)            41,760,178        46,247,691
  MidCap Opportunities                         -                 -
  Smaller Company Growth                       -                 -
  Value + Growth                               -                 -
  The Contrarian Fund(TM)              5,353,594           723,726
  Global Natural Resources                     -                 -
  Partners                                     -                 -
--------------------------------------------------------------------

                                                     WWW.RSINVESTMENTS.COM    95

NOTES TO FINANCIAL STATEMENTS

---------------------------------------------------------------------------------------------------------------------------------
  RESTRICTED SECURITIES
  (see Note 4e below)
                                                                                                       Acquisition    % of Funds'
  Fund                 Security                             Shares            Cost              Value         Date     Net Assets
---------------------------------------------------------------------------------------------------------------------------------
  Diversified Growth   Boots & Coots International                                                        6/12/00-
                         Well Control, Inc.                491,097  $      460,498    $       233,271       2/6/01
                       Conceptus, Inc.                     225,000       2,981,250          4,248,000      11/5/01
                       Molecular Diagnostics,
                         Inc. (Conv. Pfd.)                 730,000       2,190,000          2,463,750     10/26/01
                       Startec Global                                                                    11/24/00-
                         Communications Corp.              275,000         968,750                  0      3/26/01
                                                                         6,600,498          6,945,021                       0.81%
  Emerging Growth      Visible Genetics, Inc.              719,425       6,000,005          6,016,191     12/24/01
                                                                         6,000,005          6,016,191                       0.24%
  The Information
  Age Fund(R)          Novatel Wireless, Inc. (Conv. Pfd)    1,280       1,123,740          1,622,442     12/20/01
                       Novatel Wireless, Inc. (Warrant)    498,701         156,260            224,171     12/20/01
                                                                         1,280,000          1,846,613                       1.48%
  RS Internet
  Age Fund(TM)         Novatel Wireless, Inc. (Conv. Pfd)      720         632,104            912,624     12/20/01
                       Novatel Wireless, Inc. (Warrant)    280,520          87,896            126,096     12/20/01
                                                                           720,000          1,038,720                       1.50%
  Smaller Company
  Growth               California Micro Devices Corp.      150,000         616,500            564,000      12/3/01
                       Conceptus, Inc.                      25,000         331,250            472,000      11/5/01
                                                                           947,750          1,036,000                       0.89%
  The Contrarian
  Fund(TM)             African Minerals, Ltd.                                                             4/25/97-
                                                           698,422       2,837,501          2,095,266       5/7/98
                                                                         2,837,501          2,095,266                       3.13%
  Global Natural
  Resources            African Minerals, Ltd.                                                             4/25/97-
                                                           203,624         784,997            610,872       5/7/98
                                                                           784,997            610,872                       2.81%
---------------------------------------------------------------------------------------------------------------------------------

E. RESTRICTED SECURITIES A restricted security cannot be resold to the general public without prior registration under the Securities Act of 1933. If the security is sub-sequently registered and resold, the issuers would typically bear the expense of all registrations at no cost to the Fund. Restricted securities are valued according to the guidelines and procedures adopted by the Funds' Board of Trustees as outlined in Note 1a, paragraph 2. See table above for restricted securities held at December 31, 2001.

F. OPTIONS AND WARRANTS Options and warrants normally entitle the holder to purchase specified securities at a predetermined price during a specific period. The writer of an option grants the buyer of the option the right to purchase from (call option), or sell to (put option), the writer a designated instrument or, in the case of an index option, a notional index amount at a specified price within a specified period of time. Certain options, including options on indexes, will require cash settlement by the Fund if the option is exercised.

96    CALL  1-800-766-FUND

Transactions in written options for the year ended December 31, 2001, were as follows:


-------------------------------------------------------------
  DIVERSIFIED GROWTH: WRITTEN OPTIONS

                                 Amount of        Number of
                                  Premiums        Contracts
  Outstanding at 12/31/00        $       -                -
  Options written                   34,769              285
  Options expired                        -                -
  Options exercised                      -                -
  Options closed                   (34,769)            (285)
  OUTSTANDING AT 12/31/01        $       -                -
-------------------------------------------------------------

-------------------------------------------------------------
  MIDCAP OPPORTUNITIES: WRITTEN OPTIONS

                                   Amount of      Number of
                                    Premiums      Contracts
  Outstanding at 12/31/00        $   104,162            245
  Options written                  3,604,848         15,813
  Options expired                   (514,358)        (2,500)
  Options exercised                 (490,938)        (3,040)
  Options closed                  (2,399,724)        (8,518)
  OUTSTANDING AT 12/31/01        $   303,990          2,000
-------------------------------------------------------------

-------------------------------------------------------------
  VALUE + GROWTH: WRITTEN OPTIONS

                                   Amount of      Number of
                                    Premiums      Contracts
  Outstanding at 12/31/00        $         -              -
  Options written                    921,080          2,950
  Options expired                          -              -
  Options exercised                 (171,044)          (900)
  Options closed                    (750,036)        (2,050)
  OUTSTANDING AT 12/31/01        $         -              -
-------------------------------------------------------------

NOTE 5   SECURITIES LENDING

Certain Funds lend their portfolio securities. The borrower pays fees, at the Funds' direction, to service providers of those Funds, including RS Investments. Those payments are applied to offset amounts owed to the service providers by the Funds. Such amounts are shown as offsets in the STATEMENT OF OPERATIONS (see pages 80-81.) During the year ended December 31, 2001, the following Funds had securities lending fees as described below:

-------------------------------------------------------------
  Fund                                                 Fees
  Aggressive Growth                          $      199,514
  Diversified Growth                              1,214,854
  Emerging Growth                                 5,790,861
  RS Internet Age Fund(TM)                          182,345
  MidCap Opportunities                              311,998
  Smaller Company Growth                            252,458
-------------------------------------------------------------

Funds that lend securities receive cash as collateral in an amount at least equal to 102% of the current market value of the loaned securities. The cash collateral is substantially invested in institutional money market pooled accounts. The market value of the loaned securities is determined at the close of business of the Funds, and any additional required collateral is delivered to the Funds on the next business day. The value of loaned securities and the value of collateral at December 31, 2001, were as follows:

-------------------------------------------------------------
                       Valued of Loaned            Value of
 Fund                        Securities          Collateral
 Aggressive Growth        $  16,128,363       $  17,160,600
 Diversified Growth         154,563,110         167,159,445
 Emerging Growth            486,117,048         509,115,300
 RS Internet Age Fund(TM)    14,852,436          15,784,200
 MidCap Opportunities        29,318,506          31,056,800
 Smaller Company Growth      15,926,600          16,610,822
-------------------------------------------------------------

                                                     WWW.RSINVESTMENTS.COM    97

REPORT OF INDEPENDENT ACCOUNTANTS

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS
OF RS INVESTMENT TRUST

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments and schedule of securities sold short, and the related statements of operations and changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the Funds constituting the RS Investment Trust (hereinafter referred to as the "Funds") at December 31, 2001, the results of each of their operations for the year then ended and the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereinafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
San Francisco, CA
January 24, 2002

98    CALL  1-800-766-FUND

SUPPLEMENTAL  INFORMATION -  UNAUDITED

TAX INFORMATION YEAR ENDED DECEMBER 31, 2001

In  accordance  with  the  Internal   Revenue  Code,  the  following  Funds  are
designating the following amounts as long-term capital gain dividends:


-------------------------------------------------------------
                                                $
  Smaller Company Growth                          3,189,466
  Value + Growth                                 60,218,146
  Partners                                          773,509
-------------------------------------------------------------

                                                     WWW.RSINVESTMENTS.COM    99

ADMINISTRATION

OFFICERS AND TRUSTEES
   G. RANDALL HECHT, TRUSTEE AND PRESIDENT

   LEONARD B. AUERBACH, TRUSTEE
   President and CEO, Center Capital Group, Inc.
   (an AIG member company)

   JEROME S. CONTRO, TRUSTEE
   Partner, Tango Group

   JOHN W. GLYNN JR., TRUSTEE
   Principal and Chairman of Glynn Capital
     Management

   STEVEN M. COHEN, TREASURER

   SUZANNE M. DUFRANE, SECRETARY

INVESTMENT ADVISOR
   RS INVESTMENT MANAGEMENT, L.P.
   388 Market Street
   San Francisco, CA 94111

   RS INVESTMENT MANAGEMENT, INC.
   (Emerging Growth Fund)
   40 Tower Lane, Avon Park South
   Avon, CT 06011

DISTRIBUTOR
   PFPC DISTRIBUTORS, INC.
   3200 Horizon Drive
   King of Prussia, PA 19406

TRANSFER AGENT AND DISBURSING AGENT
   NATIONAL FINANCIAL DATA SERVICES
   Kansas City, MO
   1-800-624-8025

CUSTODIAN
   PFPC TRUST COMPANY
   Wilmington, DE

INDEPENDENT ACCOUNTANTS
   PRICEWATERHOUSECOOPERS LLP
   San Francisco, CA

LEGAL COUNSEL
   ROPES & GRAY
   Boston,  MA

The views expressed in this report were those of the Funds' portfolio managers as of the date specified and may not reflect the views of the portfolio managers on the date they are first published or at any other time thereafter. RS Investments and its affiliates may buy or sell investments at any time for the Funds, for their other clients, or for their own accounts and may not necessarily do so in a manner consistent with the views expressed in this report. The prices at which they buy or sell investments may be affected favorably by the contents of this report or the timing of its publication. THE VIEWS EXPRESSED IN THIS REPORT ARE INTENDED TO ASSIST SHAREHOLDERS OF THE FUNDS IN UNDERSTANDING THEIR INVESTMENT IN THE FUNDS AND DO NOT CONSTITUTE INVESTMENT ADVICE; INVESTORS SHOULD CONSULT THEIR OWN INVESTMENT PROFESSIONALS CONCERNING THEIR INDIVIDUAL INVESTMENT PROGRAMS.

This report is submitted for the information of shareholders of the RS Funds. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

100    CALL 1-800-766-FUND

RS FUNDS

RS GROWTH FUNDS

RS AGGRESSIVE GROWTH FUND
Investing in small-, mid-, and large-cap growth companies. Managed by Jim Callinan. RSAGX

RS DIVERSIFIED GROWTH FUND
Focusing on small-cap growth companies. Managed by John Wallace and John Seabern. RSDGX

RS EMERGING GROWTH FUND
Seeking to invest in America's most dynamic, growth-oriented companies. Managed by Jim Callinan. RSEGX

THE INFORMATION AGE FUND(R)
Targeting investments in the information technology sector. Managed by Jim Callinan and Steve Bishop. RSIFX

RS INTERNET AGE FUND(TM)
Investing in companies likely to benefit from the development of the Internet. Managed by Jim Callinan and Steve Bishop. RIAFX

RS MIDCAP OPPORTUNITIES FUND
Seeking growth in mid-cap companies while attempting to moderate risk. Managed by John Wallace. RSMOX

RS SMALLER COMPANY GROWTH FUND
Focusing on companies with market caps of $750 million or less. Managed by Bill Wolfenden. RSSGX

RS VALUE + GROWTH FUND
Seeking capital appreciation for the long-term investor. Managed by John Wallace. RSVPX


RS VALUE FUNDS

THE CONTRARIAN FUND(TM)
Seeking  out-of-favor  and new  discovery  investments.  Managed by Andy Pilara.
RSCOX

RS GLOBAL NATURAL RESOURCES FUND
Focusing primarily on hard-asset companies. Managed by Andy Pilara. RSNRX

RS PARTNERS FUND
A small-cap fund using a cash flow value meth-odology. Managed by Andy Pilara. RSPFX


FUND LISTINGS Our Funds are listed in THE WALL STREET JOURNAL, USA TODAY, INVESTOR'S BUSINESS DAILY, and most local newspapers under the heading RS Funds.

Please read the Prospectus to learn about the Funds' objectives and investment policies and the special risks associated with the RS Funds, including investing in smaller companies; investing in the technology sector; investing internationally; investing in a more limited number of issuers or sectors; short selling; and using options and futures. AR141

                              PRESORTED FIRST-CLASS
                                  U.S. POSTAGE
                                      PAID
                                  PERMIT #4118
                                SAN FRANCISCO, CA

                   388 MARKET STREET SAN FRANCISCO CA 94111 |
                  WWW.RSINVESTMENTS.COM | CALL 1-800-766-FUND

                                [GRAPHIC OMITTED]

                                 RS|investments